SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BANC OF CALIFORNIA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April     , 2017

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Banc of California, Inc. (the Company), we cordially invite you to attend the Company’s Annual Meeting of Stockholders (the Annual Meeting or the Meeting). The Meeting will be held at 8:00 A.M., Pacific Time, on June 9, 2017 at Banc of California’s Headquarters, located at 3 MacArthur Place, Santa Ana, California.

Last year, the Company produced strong performance and we continued to execute on our vision to be California’s Bank and our mission of empowering California through its diverse businesses, entrepreneurs and communities.

The first quarter of 2017 ushered in decisive and significant changes, both on the business front and with respect to our management and governance. On the business side, we sold our BANC Home Loans division and select mortgage servicing rights, thus accelerating our strategy to refocus our business on the core commercial banking opportunities we see in our California markets. On the governance side, the Board undertook a comprehensive review of our governance practices and implemented numerous key changes, including:

◾	Separation of the Chair and Chief Executive Officer positions;

◾	Appointment of a new independent Chair of the Board;

◾	Resignation and retirement of two directors (including our former Board Chair and Chief Executive Officer);

◾	Appointment of two new independent directors (Richard J. Lashley and W. Kirk Wycoff) affiliated with significant stockholders of the Company;

◾	Appointment of two additional independent directors (Mary A. Curran and Bonnie G. Hill) whose terms are expected to commence at the conclusion of the Annual Meeting; and

◾	Adoption of new policies that require a more rigorous review of related party transactions and limit outside business interests.

I am honored to welcome Richard, Kirk, Mary and Bonnie to the Board. Each of them brings a fresh perspective and added expertise across disciplines that are important to the Board. After this year’s Annual Meeting, our refreshed Board will have eight members, consisting of the four new directors and four directors who have been with the Company between three and six years.

In addition, during the first quarter, a small group of directors including myself, reached out to many of our large investors to make certain they were aware of our governance initiatives and to obtain their feedback in order to enhance our evolving governance practices and compensation programs. We have commenced an overall review and evaluation of our executive compensation program, which takes into account the feedback received through our stockholder outreach efforts. This feedback was also considered by the Board in its decision to propose four amendments to the Company’s charter to facilitate stockholder participation in our governance practices. These amendments, which stockholders are being asked to approve at the Annual Meeting, are described in the proxy statement. The amendments, if approved, will declassify the Board and provide for the annual election of all directors, and enhance the ability of stockholders to remove directors, amend the Company’s bylaws and approve amendments to the Company’s charter.

Regardless of whether you plan to attend the Annual Meeting, please read the enclosed proxy statement and then vote your shares as promptly as possible. You can vote by completing, signing and dating the enclosed proxy card and returning it in the accompanying pre-postage paid return envelope. Registered stockholders, that is, stockholders who hold stock in their own names, can also vote their shares by telephone or via the internet. If your shares are held through a bank, broker or other nominee, please check your proxy card to see if you can also vote by telephone or the internet. Voting promptly will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Our Board is committed to the success of the Company and we are focused on enhancing stockholder value. We greatly appreciate your continued confidence and support.

Sincerely, /s/ Robert D. Sznewajs ROBERT D. SZNEWAJS Chair of the Board

Annual Proxy Statement	2017

BANC OF CALIFORNIA, INC.

3 MacArthur Place

Santa Ana, California 92707

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 9, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Banc of California, Inc. (the Company) will be held:

DATE	June 9, 2017

TIME	8:00 A.M., Pacific Time

PLACE	Banc of California Headquarters—3 MacArthur Place, Santa Ana, California.

ITEMS OF BUSINESS	No.	Proposal

	I.	Election of the two Class II director nominees named in this proxy statement, each for a term of three years.

	II.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

	III.	Approval of an amendment to the Company’s charter to declassify the Board of Directors and provide for the annual election of all directors.

	IV.	Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.

V.

Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders, provided that a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders.

	VI.	Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.

RECORD DATE	Holders of record of the Company’s voting common stock at the close of business on April 13, 2017, will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

ANNUAL REPORT	The Company’s 2016 Annual Report to Stockholders accompanies this proxy statement.

AVAILABILITY OF MATERIALS	The Company’s Proxy Statement and Annual Report to Stockholders are also available on the Internet at www.investorvote.com/BANC.

PROXY VOTING

It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. Registered stockholders, that is, stockholders who hold stock in their own names, can also vote their shares by telephone or via the internet. If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can also vote by telephone or the internet. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ John C. Grosvenor

JOHN C. GROSVENOR

General Counsel and Corporate Secretary

Santa Ana, California

April     , 2017

Annual Proxy Statement	2017

BANC OF CALIFORNIA, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 9, 2017

Annual Proxy Statement	2017	Page	i

Page	ii	Annual Proxy Statement	2017

PAGE

PROPOSAL VI	98

Proposed Amendment	98

Effectiveness of Amendment	98

Vote Required	98

Restated Charter	98

INFORMATION ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS	99

Notice and Access (Electronic Proxy)	99

Copies of Materials	99

Who Can Vote	99

Special Voting Instructions for Participants in the Company’s 2013 Omnibus Stock Incentive Plan with Respect to Shares Held by the Company’s Stock Employee Compensation Trust	99

Voting Shares Held in “Street Name” by a Broker	100

Number of Shares Required to be Present to Hold the Meeting	100

How to Vote Your Shares	100

Revoking Your Proxy	101

Annual Proxy Statement	2017	Page	iii

PROXY STATEMENT SUMMARY

BANC OF CALIFORNIA, INC.

3 MacArthur Place

Santa Ana, California 92707

(949) 236-5211

Our Annual Meeting Logistics

Date and Time June 9, 2017 8:00 A.M., Pacific Time	Place Banc of California Headquarters 3 MacArthur Place, Santa Ana, California
Record Date April 13, 2017	Who Can Vote Holders of the Company’s Voting Common Stock

Our Annual Meeting Agenda

The Board of Directors of Banc of California, Inc. (Banc of California, the Company, we, us and our) is using this proxy statement to solicit proxies from the holders of the Company’s voting common stock, par value $0.01 per share, for use at the upcoming Annual Meeting of Stockholders (the Annual Meeting or the Meeting) and at any adjournments or postponements of the Meeting. Stockholders are being asked to vote on the following matters:

No.	Proposal	Board Vote Recommendation:	Page

I.	Election of the two Class II director nominees named in this proxy statement, each for a term of three years.	FOR each director nominee	17

II.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	FOR	93

III.	Approval of an amendment to the Company’s charter to declassify the Board of Directors and provide for the annual election of all directors.	FOR	95

IV.	Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.	FOR	96

V.	Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders, provided that a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders.	FOR	97

VI.	Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.	FOR	98

These proposals are described in more detail elsewhere in this proxy statement. In addition to these proposals, stockholders will also consider any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although the Board of Directors knows of no other business to be presented.

By submitting your proxy, you authorize the Company’s Board of Directors to represent you and vote your shares at the Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Meeting.

For more information about voting mechanics and other general meeting matters, see Information About the 2017 Annual Meeting of Stockholders beginning on page 100. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being made available to stockholders on or about April     , 2017.

Annual Proxy Statement	2017	Page	1

PROXY STATEMENT SUMMARY

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2016 (the Annual Report), which includes the Company’s audited financial statements, accompanies this proxy statement. The Annual Report does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

Additionally, some of the information in this proxy statement and the Annual Report relates to the Company’s wholly owned banking subsidiary, Banc of California, National Association (the Bank).

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy.

Page	2	Annual Proxy Statement	2017

PROXY STATEMENT SUMMARY

Our Strategy

Our vision is to be California’s Bank with a mission to empower California’s diverse businesses, entrepreneurs and communities. Over the past six years, we were one of the fastest growing banks in the United States. We grew from $862 million in assets as of December 31, 2010 to more than $10 billion in assets as of December 31, 2016 and exhibited strong profitability and improved asset quality.

Banc of California was recapitalized in 2010 with the vision of being California’s Bank. At the time, with assets of $700 million, and in the aftermath of the financial crisis, the Company set out to build a California-focused financial institution which could replace a portion of the lending to California businesses and entrepreneurs that was lost during the financial crisis. During the financial crisis, many banks pulled back on lending to California, were acquired by out of state institutions or, even worse, failed. The end result was the near elimination of all purely California-based and California-focused regional banks. Banc of California has filled that void by emerging as the only mid-sized bank focused exclusively on California.

The Company has assembled a broad and deep team of experienced bankers and entrepreneurs to serve the diverse needs of California’s depositors and borrowers. Our business lines are highlighted below, all of which are centered on the needs of California.

Banc of California Business Model

Banc of California’s accomplishments have been recognized by being named to Forbes Magazine’s list of the Best Banks in America for the past two consecutive years. Additionally, Banc of California was awarded an Outstanding Rating from the Office of the Comptroller of the Currency for community development.

Annual Proxy Statement	2017	Page	3

PROXY STATEMENT SUMMARY

Our new guiding principles, established in early 2017, are key to our business strategy and are supported by four key pillars outlined below:

Guiding Principles

The four pillars of our new guiding principles provide a fresh perspective on our 2017 business outlook and our 2017 compensation program:

◾

Responsible and disciplined growth. We are optimistic about our long-term growth prospects, but growth will be disciplined. The California market is diverse, dynamic and large. We believe that many of California’s communities remain underserved as our larger state and regional competitors increasingly redirect their focus outside of the state.

◾	Strong and stable asset quality. Strong and stable asset quality and effective risk management allow the Bank to continue to grow in the long-term, while remaining prudent in the management of risk.

◾

Focus and optimization of our business. We will continue to identify opportunities to focus and optimize our business in an effort to ensure that our resources are efficiently deployed to best meet our mission and vision.

◾	Strong corporate governance. The Board has taken significant action to refresh board composition and enhance corporate governance.

These pillars support our key business strategy and the drivers of our growth and profitability:

◾	growing spread based revenue;

◾	demonstrating expense management and efficiency; and

◾	investing in commercial banking products and services.

We believe this fresh perspective on our business will enhance value to our stockholders, clients, employees and communities.

Page	4	Annual Proxy Statement	2017

PROXY STATEMENT SUMMARY

Our 2016 Business Highlights

Total Assets ($ in billions)	Net Income ($ in millions)

Return on Average Assets (ROAA)	Diluted Earnings per Share

Annual Proxy Statement	2017	Page	5

PROXY STATEMENT SUMMARY

Efficiency Ratio*	Nonperforming Assets/ Total Assets

Total Stockholder Return (TSR)

*

The efficiency ratio, as adjusted to include the pre-tax effect of investments in alternative energy partnerships, is calculated by a method other than in accordance with accounting principles generally accepted in the United States (GAAP). For a reconciliation of this non-GAAP measure to the measure calculated in accordance with GAAP, see Item 6. Selected Financial Data—Non-GAAP Financial Measures in our Annual Report on Form 10-K for the year ended December 31, 2016.

A Fresh Perspective for California’s Bank: Focus on Corporate Governance & Recent Board and Management Changes

During the past year, we faced challenges to both our reputation and our governance practices, which led to a board and management refresh, stockholder outreach and governance enhancements as detailed below.

In response to an anonymous blog post published on October 18, 2016, the Board formed a special committee that retained independent outside counsel to investigate questions raised in the blog regarding the Company’s related party transactions, director independence and suggestions that our Company was controlled by an individual who pled guilty to securities fraud in matters unrelated to the Company. The investigation, which was completed in February 2017, did not find evidence of any violation of law. In addition, the inquiry did not find evidence that the individual who pled guilty to securities fraud unrelated to our Company had any direct or indirect control or undue influence over our Company, nor did it find any facts or circumstances that impaired the independence of any director. The Board reviewed recommendations made by the special committee and its independent counsel concerning suggested improvements in various policies, procedures and practices and the Board adopted the recommendations as part of its broader initiative to review and enhance our overall governance generally, including our executive compensation practices.

As part of those governance initiatives, on January 23, 2017, following the resignation of the Company’s former Board Chair and Chief Executive Officer, the Board appointed independent director Robert D. Sznewajs as Board Chair, separating the roles of Board Chair

Page	6	Annual Proxy Statement	2017

PROXY STATEMENT SUMMARY

and Chief Executive Officer. In addition, the Board implemented the provisions of its established succession plan to install the Office of the President by appointing Hugh F. Boyle and J. Francisco A. Turner to act as the Interim Chief Executive Officer and Interim President, respectively, pending the appointment of a permanent Chief Executive Officer.

The Board has pursued other critical, concurrent and substantial initiatives designed to refresh and restructure the Board, expand stockholder outreach, improve communication and obtain stockholder feedback, and adopt material enhancements to the Company’s overall governance, including its compensation practices.

◾

New Policies and Bylaw Changes. To enhance the Company’s governance, the Board first adopted policies to enhance corporate governance, including a new Related Party Transaction Policy and a new Outside Business Activities Policy, and acted to strengthen the Company’s Public Communications Policy. The Board also amended the Company’s bylaws to facilitate the submission by stockholders of director nominations and other proposals for future annual meetings, and to conform the majority voting standard for electing directors more closely to the advisory motion approved by stockholders at the 2016 Annual Meeting.

◾

Top Management Refresh. To support the Board’s initiative to refresh top management, the Board formed a search committee to recruit a new Chief Executive Officer, engaging KornFerry to conduct a nation-wide search, with the assistance of the Company’s compensation consultant, Pearl Meyer & Partners (Pearl Meyer).

◾	Board Refresh.

–

To support the initiative to refresh the Board itself, and to fill the Board vacancies created by the resignation of the former Chair of the Board and the retirement of the former Vice Chair and Lead Independent Director, the Board appointed as directors Richard J. Lashley and W. Kirk Wycoff, whose affiliated investment funds (PL Capital Advisors, LLC and Patriot Financial Partners, respectively) have been significant stockholders of the Company for several years. These appointments increase stockholder representation on the Board and add new experience and a fresh perspective. In this proxy statement we refer to PL Capital Advisors, LLC and its affiliates as PL Capital Group and Patriot Financial Partners and its affiliates as Patriot Partners.

–

As part of the initiative to refresh the Board, the Board also engaged Berkeley Research Group (BRG), a consulting firm specializing in governance for financial institutions, to conduct a skills assessment of the Board, and engaged KornFerry to assist the Board in recruiting independent, talented and diverse directors to expand and augment the Board’s collective and individual capabilities.

–

In furtherance of its refresh initiative, the Board has appointed two additional independent directors, Mary A. Curran and Bonnie G. Hill, whose terms are expected to commence at the conclusion of the Annual Meeting. Ms. Curran and Dr. Hill will add diversity to the Board and broaden the Board’s expertise in risk management and corporate governance. With their appointments, together with the recent appointments of Messrs. Lashley and Wycoff, four new independent directors will have been added and will represent one-half of the entire Board at the conclusion of the Annual Meeting (not including any additional directors who may be appointed after the date of this proxy statement).

◾

Stockholder Engagement. To support our enhanced stockholder engagement, the Board actively reached out to many of our larger stockholders, who together own more than 75 percent of our shares, to solicit their views. We obtained feedback from more than 50 percent of those stockholders about various topics including their views about the Company, the Board, our governance initiatives, and our compensation practices.

◾

Compensation Refresh. To support the Board’s compensation initiatives, the Compensation Committee engaged Pearl Meyer to evaluate the Company’s director compensation program and assist the Compensation Committee in the development and implementation of a new and enhanced executive incentive compensation program emphasizing objective pay-for-performance criteria.

◾

Governance Enhancements. As a result of these activities, the Board has approved for adoption numerous material changes to the Company’s governance, including the proposed amendments to the Company’s charter being voted on by stockholders at the Annual Meeting to de-classify the Board and reduce the terms of directors from three years to one, to allow for the removal of directors by a majority of stockholders with or without cause, to generally eliminate the supermajority vote by stockholders that is currently required for changes to our bylaws and to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.

Annual Proxy Statement	2017	Page	7

PROXY STATEMENT SUMMARY

Stockholder Outreach

At the beginning of 2017, our independent Board Chair, Robert D. Sznewajs, led an outreach effort in partnership with the Company’s Investor Relations team, to facilitate a dialogue and to communicate directly with our largest stockholders regarding a broad range of governance and strategic topics. The outreach efforts targeted stockholders representing collectively over 75 percent of our outstanding voting common shares as of year-end 2016 and we obtained feedback from more than 50 percent of those stockholders. Our refreshed Board values investor relationships and the views of stockholders and these engagement efforts provided us with a valuable understanding of stockholder views. The feedback received from investors in these meetings has informed the Board’s views and actions on corporate governance and executive compensation.

2017 Board Refresh

At the end of 2016, our Board began a focused and decisive initiative to refresh the Board and by March 2017, this initiative culminated with the following actions:

◾

During the fourth quarter of 2016, the Company began discussions about the Board’s composition with Messrs. Lashley and Wycoff, then as representatives of their respective investment funds (PL Capital Group and Patriot Partners) which entities have been significant stockholders of the Company for several years.

◾

In February 2017, the Board appointed Mr. Lashley and Mr. Wycoff to fill the Board vacancies created by the resignation of former Chair and Chief Executive Officer, Steven A. Sugarman and the retirement of former Vice Chair and Lead Independent Director, Chad T. Brownstein. The appointments of Messrs. Lashley and Wycoff have increased stockholder representation on the Board and added new expertise. For more information, see Proposal I.

◾

Also in February 2017, the Board engaged BRG to assess the qualifications and skills of the current Board and KornFerry to conduct a nation-wide director search for qualified director candidates. In March 2017, the Company entered into a Cooperation Agreement with a significant stockholder of the Company, Legion Partners Asset Management and its affiliates (Legion Group), pursuant to which the Company agreed to conduct a search for two additional independent directors in collaboration with the Legion Group. In accordance with this agreement and as part of the director search already underway by KornFerry, the Nominating and Corporate Governance Committee and other members of the Board interviewed a number of director candidates based on a pool of more than 90 director candidates identified by KornFerry.

◾

After considering the BRG evaluation and the candidates identified through the KornFerry search, and conferring with the Legion Group, in March 2017 the Board appointed two additional independent directors, Mary A. Curran and Bonnie G. Hill, whose terms are expected to commence at the conclusion of the Annual Meeting. Also in March 2017, Director Eric L. Holoman informed the Company of his decision not to stand for re-election; Mr. Holoman’s term will expire at the conclusion of the Annual Meeting.

◾

Ms. Curran has more than 30 years of experience in the banking industry, including several years as a Chief Risk Officer, and Dr. Hill has an extensive background in board leadership and corporate governance. Ms. Curran and Dr. Hill will add diversity to the Board and broaden the Board’s expertise in risk management and corporate governance. For more information about the experience and qualifications of Ms. Curran and Dr. Hill, see Proposal I.

With the appointments of Messrs. Lashley and Wycoff and the pending appointments of Ms. Curran and Dr. Hill, the Board of Directors has been significantly refreshed and will be stronger in the areas the Board believes are most critical to the Company’s long-term success. Our Board is committed to the success of the Company and is focused on enhancing stockholder value.

Our Two Director Nominees and our Refreshed Board

Our two Class II director nominees (each being nominated to serve a term of three years) are:

◾	Halle J. Benett; and

◾	Robert D. Sznewajs.

For more information about our two director nominees see Proposal I. The Board recommends you vote FOR Mr. Benett and FOR Mr. Sznewajs.

Page	8	Annual Proxy Statement	2017

PROXY STATEMENT SUMMARY

The other Class II director currently on our Board, Eric L. Holoman, has decided not to stand for re-election, but Mr. Holoman will continue to serve as a director until his term ends at the conclusion of the Annual Meeting. The Company thanks Mr. Holoman for his dedicated service to the Company.

The chart below reflects the expected composition of Company’s Board after the Annual Meeting, assuming Messrs. Benett and Sznewajs are re-elected. We expect that after the Annual Meeting, the Board will consist of four new directors and four directors who have each been with the Company at least three years. The chart below does not include any additional directors who may be appointed after the date of this proxy statement. Further details regarding each director including their committee membership is reflected in Proposal I.

Directors	Status	Age	Class	Independent	Principal Occupation
Halle J. Benett	Director Nominee (Current term expires 2017; New term, if re-elected, will expire 2020)	50	II	✓	Managing Director and Head of Diversified Financial Services Investing Melody Capital Partners
Robert D. Sznewajs	Director Nominee (Current term expires 2017; New term, if re-elected, will expire 2020)	70	II	✓	Former President and Chief Executive Officer West Coast Bancorp
Jeffrey Karish	Continuing Director (Term expires 2018)	43	III	✓	Private Equity Investor and Director Heritage Development Organization
Richard J. Lashley	Continuing New Director (Term expires 2019)	58	I	✓	Principal and Managing Member PL Capital Advisors, LLC
Jonah F. Schnel	Continuing Director (Term expires 2019)	44	I	✓	Chair and President Fast A/R Funding
W. Kirk Wycoff	Continuing New Director (Term expires 2018)	59	III	✓	Managing Partner Patriot Financial Partners.
Mary A. Curran	New Director, Appointment Effective June 9, 2017 (Term expires 2019)	60	I	✓	Former Executive Vice President and Corporate Banking Chief Risk Officer MUFG Union Bank
Bonnie G. Hill	New Director, Appointment Effective June 9, 2017 (Term expires 2018)	75	III	✓	President B. Hill Enterprises, LLC

Annual Proxy Statement	2017	Page	9

PROXY STATEMENT SUMMARY

The graphs below highlight the skills, qualifications and tenure of the refreshed Board, assuming the election of our two director nominees and the appointments of Ms. Curran and Dr. Hill at the conclusion of the Annual Meeting, but do not factor in any additional directors who may be appointed to the Board after the date of this proxy statement.

Tenure of the Board

Page	10	Annual Proxy Statement	2017

PROXY STATEMENT SUMMARY

Community Involvement

Keeping in line with the Company’s objectives to (i) retain highly experienced, independent directors that offer a fresh perspective; (ii) promote its vision to be California’s Bank; (iii) continue its community involvement within the geographical footprint in which it serves; and (iv) expand the diversification of the existing Board. The following graphs highlight these objectives through the strengths and expertise of the refreshed Board of Directors.

Board Diversity	Independence

Entrepreneurialism	Age Distribution

Annual Proxy Statement	2017	Page	11

PROXY STATEMENT SUMMARY

Governance Enhancements

Our Board has recently taken a number of actions to enhance our corporate governance practices, including the following:

Recent Enhancements

✓  Adopted a majority vote standard for all uncontested director elections.

✓  Separated the roles of Board Chair and Chief Executive Officer.

✓  Increased participation by all Board members through elimination of the Executive Committee and Strategic Committee.

✓  Separated compensation functions from nominating and corporate governance functions at the Board committee level.

✓  Adopted a more rigorous Related Party Transaction Policy.

✓  Adopted new restrictions on Outside Business Activities.

✓  Reduced director compensation and increased director stock ownership requirements.

✓  Lowered director threshold requirements to call special Board meetings.

✓  Enhanced accountability and review of all public communications.

✓  Engaged an outside consultant to conduct an overall governance and skills assessment of the Board.

✓  Proposed charter amendments, subject to approval by stockholders at the Annual Meeting, to:

–   declassify the Board;

–   allow for removal of directors with or without cause by a majority vote of stockholders;

–   generally allow for the Company’s bylaws to be amended by a majority vote of the stockholders; and

–   eliminate the supermajority stockholder vote requirement for certain amendments to the Company’s charter.

✓  Revised the advance notice bylaw requirements in order to make it easier for stockholders to submit proposals or nominate director candidates at future annual meetings.

Long-standing Governance Practices	✓ Board and committee self-evaluations. ✓ No poison pill. ✓ Independent directors meet frequently in executive session. ✓ Stock ownership guidelines for executive officers and directors.

2017 Compensation Refresh

During 2017, the following actions were taken by the Board’s Compensation Committee to refresh our compensation programs:

◾	Approved an enhanced recoupment policy that enables the Board to recover or cancel cash incentive compensation and equity awards beginning with the 2017 awards described below.

◾	Approved the fiscal year 2017 cash incentive plan, which provides threshold, target and maximum incentive award opportunities based on six pre-determined performance objectives.

◾

Approved fiscal 2017 equity awards to current Named Executive Officers (as defined under Compensation Discussion and Analysis—Introduction) comprised of 50 percent of performance-contingent restricted stock awards with target vesting contingent on the achievement of two performance criteria, EPS growth (adjusted for share repurchases) and relative total stockholder return against an established peer group. The balance of each award was issued as restricted stock which vests over time.

Page	12	Annual Proxy Statement	2017

STOCK OWNERSHIP

Stock Ownership of Greater than 5 Percent Stockholders

The following table shows the beneficial ownership of the voting common stock by those persons or entities known by management to beneficially own more than five percent of the outstanding shares of our voting common stock as of the record date of April 13, 2017.

Name and Address of Greater than 5% Stockholders	Amount and Nature of Beneficial Ownership	Percent of Voting Common Stock Outstanding (1)
BlackRock, Inc. 55 East 52nd Street New York, New York 10055 (2)	5,720,268	10.97%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355 (3)	5,225,480	10.02%
PL Capital Advisors, LLC et al. 47 East Chicago Avenue, Suite 328 Naperville, Illinois 60540 (4)	3,427,219	6.57%
Legion Partners Asset Management, LLC et al. 9401 Wilshire Boulevard, Suite 705 Los Angeles, California 90212 (5)	3,287,879	6.22%
Patriot Financial Partners, L.P. et al. Cira Centre 2929 Arch Street, 27th Floor Philadelphia, Pennsylvania 19104 (6)	2,850,564	5.47%
State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111 (7)	2,845,129	5.46%

(1)	The percent was calculated based on 52,144,194 shares of voting common stock issued and outstanding as of the record date of April 13, 2017.
(2)

As reported in Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on January 12, 2017 by BlackRock, Inc. (BlackRock). The Amended Schedule 13G reports that BlackRock has (i) sole voting power over 5,595,178 shares and (ii) sole dispositive power over 5,720,268 shares.

(3)

As reported in Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 10, 2017 by The Vanguard Group (Vanguard). The Amended Schedule 13G reports that Vanguard has (i) sole voting power over 85,226 shares, (ii) shared voting power over 1,800 shares, (iii) sole dispositive power over 5,140,677 shares and (iv) shared dispositive power over 84,803 shares.

(4)

As reported in Amendment No. 3 to Schedule 13D filed with the Securities and Exchange Commission on February 10, 2017 by PL Capital Advisors, LLC (PL Capital Advisors); John W. Palmer; and Richard J. Lashley. The Amended Schedule 13D reports as follows:

◾	Messrs. Lashley and Palmer have shared voting and dispositive powers over 3,401,719 shares;
◾	PL Capital Advisors has shared voting and dispositive powers over 3,401,719 shares;
◾	Mr. Lashley has sole voting and dispositive powers over 20,000 shares; and
◾	Mr. Palmer has sole voting and dispositive powers over 5,500 shares.

Annual Proxy Statement	2017	Page	13

STOCK OWNERSHIP

(5)

As reported in Amendment No. 2 to Schedule 13D filed with the Securities and Exchange Commission on March 14, 2017 by Legion Partners Asset Management, LLC (Legion Partners Asset Management); Legion Partners, L.P. I (Legion Partners I); Legion Partners, L.P. II (Legion Partners II); Legion Partners Special Opportunities, L.P. I (Legion Partners Special I); Legion Partners Special Opportunities, L.P. V (Legion Partners Special V); Legion Partners, LLC; Legion Partners Holdings, LLC (Legion Partners Holdings); Bradley S. Vizi; Christopher S. Kiper; Raymond White; and California State Teachers’ Retirement System (CalSTERS). The Amended Schedule 13D indicates as follows:

◾

Messrs. Vizi, Kiper and White have shared voting and dispositive powers over 3,287,879 shares, which amount includes 696,700 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D;

◾

Legion Partners Asset Management has shared voting and dispositive power over 3,287,679 shares, which amount includes 696,700 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D;

◾

Legion Partners I has shared voting and dispositive power over 1,121,769 shares, which amount includes 203,100 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D;

◾

Legion Partners II has shared voting and dispositive power over 102,181 shares, which amount includes 18,300 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D;

◾

Legion Partners Special I has shared voting and dispositive power over 1,887,229 shares, which amount includes 475,300 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D;

◾	Legion Partners Special V has shared voting and dispositive power over 176,500 shares;
◾

Legion Partners, LLC has shared voting and dispositive power over 3,287,679 shares, which amount includes 696,700 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D;

◾

Legion Partners Holdings has shared voting and dispositive power over 3,287,879 shares, which amount includes 696,700 shares underlying call options exercisable within 60 days of the date of the Amended Schedule 13D; and

◾	CalSTERS has sole voting and dispositive power over 99,449 shares.

(6)

As reported in Amendment No. 3 to Schedule 13D filed with the Securities and Exchange Commission on November 10, 2014 by Patriot Financial Partners, L.P. (Patriot Fund, and together with its affiliated entities, Patriot Partners); Patriot Financial Partners Parallel, L.P. (Patriot Parallel Fund); Patriot Financial Partners GP, L.P. (Patriot GP); Patriot Financial Partners GP, LLC (Patriot LLC); Patriot Financial Partners II, L.P. (Patriot Fund II); Patriot Financial Partners Parallel II, L.P. (Patriot Parallel Fund II), Patriot Financial Partners GP II, L.P. (Patriot II GP); Patriot Financial Partners GP II, LLC (Patriot II LLC); and W. Kirk Wycoff, Ira M. Lubert and James J. Lynch, as updated by the Form 3 filed by Mr. Wycoff on February 24, 2017. The Amended Schedule 13D, as updated by Mr. Wycoff’s Form 3, indicates as follows:

◾	Messrs. Wycoff, Lubert and Lynch have shared voting and dispositive power over 2,850,564 shares;
◾	Patriot Fund has shared voting and dispositive powers over 1,184,336 shares;
◾	Patriot Parallel Fund has shared voting and dispositive powers over 204,875 shares;
◾	Patriot GP has shared voting and dispositive powers over 1,639,211 shares;
◾	Patriot LLC has shared voting and dispositive powers over 1,639,211 shares;
◾	Patriot Fund II has shared voting and dispositive powers over 1,204,097 shares;
◾	Patriot Parallel Fund II has shared voting and dispositive powers over 257,256 shares;
◾	Patriot II GP has shared voting and dispositive powers over 1,461,353 shares; and
◾	Patriot II LLC has shared voting and dispositive powers over 1,461,353 shares.

(7)

As reported in the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2017 by State Street Corporation (State Street). The Schedule 13G reports that State Street has shared voting and dispositive power over all 2,845,129 shares.

Page	14	Annual Proxy Statement	2017

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table shows the beneficial ownership of our voting common stock on the record date of April 13, 2017 by:

•	each director and director nominee of the Company;

•	each Named Executive Officer (as defined under Compensation Discussion and Analysis—Introduction); and

•	all of the Named Executive Officers, current executive officers who are not Named Executive Officers and current directors of the Company as a group.

The address of each of these beneficial owners is the same main address as that of the Company. To the extent any of the beneficial owners hold fractional shares of voting common stock; such fractional shares have been rounded down to whole shares. As of April 13, 2017, there were 52,144,194 shares of voting common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership by that person, shares of voting common stock subject to outstanding rights to acquire shares of voting common stock held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares are not deemed outstanding for the purpose of computing the percentage of ownership by any other person, however.

Directors and Executive Officers	Voting Common Stock	Total Number of Shares Subject to Exercisable Options	Total Number of Shares Subject to Exercisable SARs (1)	Total Number of Shares Beneficially Owned (2)	Percent of Voting Common Stock Outstanding
Hugh F. Boyle	90,564	47,000	—	137,564	0.26%
Interim Chief Executive Officer and Chief Risk Officer
J. Francisco A. Turner	108,877	24,000	—	132,877	0.25%
Interim Chief Financial Officer, Interim President and Chief Strategy Officer
John C. Grosvenor	41,754	99,000	—	140,754	0.27%
General Counsel and Corporate Secretary
Jeffrey T. Seabold (3)	157,720	96,713	—	254,433	0.49%
Management Vice Chair
Halle J. Benett, Director Nominee	21,522	1,854	—	23,376	0.04%
Eric L. Holoman, Director	35,181	1,854	—	37,035	0.07%
Jeffrey Karish, Continuing Director	43,704	1,488	—	45,192	0.09%
Richard J. Lashley, Continuing New Director (4)	3,421,719	—	—	3,421,719	6.56%
Jonah F. Schnel, Continuing Director	39,525	1,854	—	41,379	0.08%
Robert D. Sznewajs, Chair and Director Nominee	23,728	732	—	24,460	0.05%
W. Kirk Wycoff, Continuing New Director (5)	2,850,564	—	—	2,850,564	5.47%
Steven A. Sugarman (6)	388,786	16,165	1,559,012	1,963,963	3.66%
Former Chair, President and Chief Executive Officer
James J. McKinney (7)	3,134	16,000	—	19,134	0.04%
Former Chief Financial Officer and Principal Accounting Officer
Named Executive Officers, Current Executive Officers who are not Named Executive Officers, and current Directors as a group (15 persons)	7,294,415	330,660	1,559,012	9,184,087	17.00%

(1)	Includes 1,559,012 shares subject to appreciation rights (SARs) held by Mr. Sugarman, all of which were fully vested as of April 13, 2017.

The SARs will be settled, on a net basis, in shares of voting common stock based on the fair market value of the voting common stock on the date of exercise. Assuming a fair market value per share on the date of exercise of $21.05, which was the per share closing price of the voting common stock on the New York Stock

Annual Proxy Statement	2017	Page	15

STOCK OWNERSHIP

Exchange on April 13, 2017, if Mr. Sugarman were to exercise all 1,559,012 of his currently exercisable SARs, he would be entitled to receive an aggregate of 228,133 shares of voting common stock. Using this net number of shares to calculate Mr. Sugarman’s beneficial ownership, rather than the gross number of shares to which the SARs relate (1,559,012), the aggregate shares of voting common stock Mr. Sugarman beneficially owned would be 633,084, or 1.21 percent and the aggregate shares of voting common stock all directors and executive officers of the Company at a group beneficially owned would be 7,411,508, or 14.12 percent.

(2)	Includes 330,660 shares subject to options and 1,559,012 shares subject to stock appreciation rights that are exercisable as of, or will become exercisable within 60 days after April 13, 2017.

(3)	Does not include 201,922 shares of Class B non-voting common stock currently outstanding and held by Mr. Seabold.

(4)

Includes 3,401,719 shares owned by PL Capital Advisors (as defined in Note 4 to the Stock Ownership of Greater than 5 Percent Stockholders table above). Mr. Lashley is a managing member of PL Capital Advisors and, therefore, Mr. Lashley may be deemed to beneficially own these shares.

(5)

Includes 2,850,564 shares owned by Patriot Partners (as defined in Note 6 to the Stock Ownership of Greater than 5 Percent Stockholders table above). As a managing member of Patriot Partners, Mr. Wycoff may be deemed to beneficially own these shares.

(6)

Does not include shares underlying a warrant held by Mr. Sugarman (together with his spouse through a living trust) to acquire 480,000 shares of the Company’s Class B non-voting common stock, or 4,000 depositary shares (Series C Depositary Shares), each representing a 1/40th ownership interest in a share of the Company’s 8.00 percent Non-Cumulative Perpetual Preferred Stock, Series C. The number of shares listed for Mr. Sugarman under the “Voting Common Stock” column is based on information known to the Company as of his resignation date.

(7)

The number of shares listed for Mr. McKinney under the Voting Common Stock column is based on information known to the Company as of November 11, 2016, the effective date of his resignation, as well as on March 27, 2017 the date he exercised certain options.

Class B Non-Voting Common Stock. As of April 13, 2017, there were 277,797 shares of our Class B non-voting common stock issued and outstanding. In addition to the shares of voting common stock reflected in the table above, Messrs. Seabold and Sugarman beneficially own shares of the Company’s Class B non-voting common stock. As of April 13, 2017, Mr. Seabold beneficially owned a total 201,992 shares, or approximately 72 percent, of our Class B non-voting common stock, acquired from his exercise of certain warrants between December 8, 2015 and September 30, 2016.

At the time of his resignation from the Company on January 23, 2017, Mr. Sugarman (together with his spouse through a living trust) held warrants to purchase 480,000 shares of Class B non-voting common stock. These warrants are fully-vested, and expire at various dates between October 1, 2017 and July 1, 2018. If Mr. Sugarman and his spouse fully exercise their warrants by paying the exercise price in cash (i.e., without the netting of shares in payment of the exercise price) Mr. Sugarman would be the beneficial owner of approximately 63 percent of the outstanding shares of Class B non-voting common stock as of April 13, 2017.

For a more detailed description of the warrants to purchase shares of the Company’s Class B non-voting common stock, including the initial grant date of the warrants and exercise price, please see Note 18 of the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Series C Preferred Stock. Mr. Sugarman also beneficially owned 4,000 Series C Depositary Shares at the time of his resignation on January 23, 2017, each representing a 1/40th ownership interest in a share of the Company’s 8.00 percent Non-Cumulative Perpetual Preferred Stock, Series C, par value $0.01 per share and liquidation amount $1,000 per share. This amount represents approximately 0.25 percent of the outstanding Series C Depositary Shares as of April 13, 2017. To the Company’s knowledge, none of the other directors or executive officers of the Company beneficially owned any Series C Depositary Shares as of April 13, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10 percent of the Company’s voting common stock, to report to the Securities and Exchange Commission their initial ownership of the Company’s equity securities and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and the Company is required to disclose in this report any late filings or failures to file.

To the Company’s knowledge, based solely on our review of the copies of these reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to the Company’s officers and directors during 2016 were met, except for inadvertent failures by: (i) Mr. Boyle to timely report on a Form 4 a disposition of 1,944 shares on September 30, 2016 to satisfy his tax liability incurred by the vesting of a previously granted award, which was reported on a Form 4 filed on October 5, 2016; and (ii) Mr. Seabold to timely report on a Form 4 the cashless exercise of a warrant to purchase shares of Class B non-voting common stock, which was reported on a Form 4 on July 6, 2016.

Page	16	Annual Proxy Statement	2017

PROPOSAL I

Proposal I	ELECTION OF DIRECTORS

General

The Company’s Board of Directors currently consists of seven directors and is divided into three classes. Directors in each class are generally elected to serve for three-year terms that expire in successive years. If stockholders approve Proposal III at the 2017 Annual Meeting, however our Board of Directors will be progressively declassified so that all directors are elected annually to one-year terms. For more information see Proposal III below.

*Robert D. Sznewajs, Chair Retired; Former Banking Executive
*Halle J. Benett Investment Banker	Richard J. Lashley Investment Manager
Eric L. Holoman Business Manager	Jonah F. Schnel Small Business Lender
Jeffrey Karish Investment Advisor	W. Kirk Wycoff Investment Manager

*	Director Nominees at the Annual Meeting

The existing terms of the Class II directors, which include Messrs. Benett, Holoman and Sznewajs, will expire at the 2017 Annual Meeting of Stockholders. Mr. Benett and Mr. Sznewajs have been nominated for re-election, each for a three-year term that will expire at the 2020 Annual Meeting of Stockholders. See Two Nominees for Director at the Annual Meeting below.

As previously announced, Mr. Holoman has declined to stand for re-election due to the ongoing demands of his current employment and business activities but will continue to serve until the expiration of his term at the conclusion of the 2017 Annual Meeting. The Board and the Company thank Mr. Holoman for his service on the Boards of the Company and the Bank. His guidance, business expertise and community involvement have bolstered our efforts to become California’s Bank. Under Mr. Holoman’s leadership as Chair of the Community Development Committee, the Bank received an “Outstanding” Community Reinvestment Act rating by the Office of the Comptroller of the Currency, making the Bank the largest independent public bank in California to receive this rating. The Board wishes Mr. Holoman continued success and thanks him for his dedication to the Company and its stockholders, as well as the communities we serve, over the past three years.

It is anticipated that at the conclusion of the 2017 Annual Meeting and upon meeting any regulatory requirements as well as the Company’s qualification requirements for directors (as determined by the Nominating and Corporate Governance Committee), Mary A. Curran and Bonnie G. Hill will become directors of the Company and the Bank, serving in Class I and Class III, respectively on the Company Board. Following the appointments of Ms. Curran and Dr. Hill, and not including any additional directors who may be appointed after the date of this proxy statement, the Board of Directors will consist of eight directors. For information about the refreshed Board see Proxy Statement Summary—Board Refresh above.

Annual Proxy Statement	2017	Page	17

PROPOSAL I

Current Board of Directors

Details about the current Board of Directors, including their class, affiliate directorships and committee memberships are reflected in the table below.

Name	Age (1)	Director Since	Class (2)	Affiliate Directorship – Since	Principal Occupation	Committee Memberships
						A	CP	NCG	ER	CD
*Benett	50	2014	II	Bank – 2013	Managing Director and Head of Diversified Financial Services Investing Melody Capital Partners	VC FE		C	VC
Holoman (3)	56	2013	II	Bank – 2013	President Magic Johnson Enterprises			VC		C
Karish	43	2011	III	Bank – 2013	Private Equity Investor and Director Heritage Development Organization		C
Lashley	58	2017	I	Bank – 2017	Principal and Managing Member PL Capital Advisors, LLC	FE
Schnel	44	2013	I	Bank – 2013	Chair and President Fast A/R Funding				C	VC
*Sznewajs	70	2014	II	Bank – 2013	Former President and Chief Executive Officer West Coast Bancorp	C FE	VC
Wycoff	59	2017	III	Bank – 2017	Managing Partner Patriot Financial Partners

A – Audit CP – Compensation NCG – Nominating and Corporate Governance ER – Enterprise Risk CD – Community Development	* – Director Nominee C – Chair VC – Vice Chair FE – Financial Expert

(1)     As of April 13, 2017.

(2)     The terms of the director classes are as follows: Class I with terms expiring at the 2019 Annual Meeting; Class II with terms expiring at the 2017 Annual Meeting; and Class III with terms expiring at the 2018 Annual Meeting.

(3)     Mr. Holoman has decided not to stand for re-election as a director of the Company at the Annual Meeting or as a director of the Bank at the 2017 annual meeting of the sole stockholder of the Bank. As such, Mr. Holoman will continue to serve as a director of the Company and the Bank until his current term ends at the conclusion of the Annual Meeting.

Director Nominations and Proposals by Stockholders

Director nominations by stockholders and stockholder proposals must be made pursuant to timely notice in writing to the Corporate Secretary, as set forth in Section 1.09 of the Company’s bylaws. Pursuant to an amendment to Section 1.09 approved and adopted by the Board of Directors on March 30, 2017, a stockholder’s notice must be received by the Company not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting to be considered timely. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the prior year’s date, notice by the stockholder must be delivered not earlier than 120 days prior to the date of the meeting and not later than the close of business on the later of the 90th day prior to the date of the meeting or the 10th day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. The stockholder’s notice must also include the information set forth in Section 1.09 of the Company’s bylaws. The Company’s bylaws contain additional notification requirements for stockholder proposals, regardless of whether they are submitted for inclusion in the Company’s proxy materials.

Page	18	Annual Proxy Statement	2017

PROPOSAL I

Prior to the amendment to Section 1.09 referred to above, except as noted below with respect to the Annual Meeting, the general submission period for stockholders proposals was between 150 days and 180 days before the first anniversary of the preceding year’s annual meeting.

Resolution of Director Nominations and Proposals by Stockholders for the Annual Meeting

For the Annual Meeting, the Board extended the period of time during which stockholders may submit proposals to be presented at the Annual Meeting, including any nomination or proposal for the nomination of directors, by 60 days. During this extended submittal period the Board engaged in discussions with a number of its larger stockholders, including stockholders who had nominated, or indicated the intent to nominate, candidates for election to the Company’s Board of Directors. Agreements were reached with these stockholders regarding the Board’s composition and, as such there are no nominations or other proposals by stockholders to be presented at the Annual Meeting.

Two Nominees for Director at the Annual Meeting

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Halle J. Benett and our current Chair Robert D. Sznewajs, for re-election as Class II directors, each for a three-year term.

Messrs. Benett and Sznewajs have each consented to being named as a director nominee in this proxy statement and agreed to serve if re-elected. Messrs. Benett and Sznewajs each qualify as an independent director under the Corporate Governance Listing standards of the New York Stock Exchange (NYSE), as applied in accordance with the Company’s Corporate Governance Guidelines.

Set forth below is information about the two director nominees, including each such individual’s principal occupation, business experience and qualifications that led the Company’s Board of Directors to conclude that each such director nominee should serve on the Board of Directors.

The Board of Directors unanimously recommends that you vote FOR Mr. Benett and FOR Mr. Sznewajs.

Annual Proxy Statement	2017	Page	19

PROPOSAL I

Class II

Director Nominees with Terms Expiring at the Annual Meeting

HALLE J. BENETT
Independent Director Class II Age: 50

Mr. Benett became the Managing Director and Head of Financial Services Investing at Melody Capital Partners effective September 1, 2016, for which his work frequently brings him to California. Prior to that, Mr. Benett was the Managing Director and Head of Diversified Financials Investment Banking at Keefe, Bruyette & Woods, a Stifel Company. Mr. Benett has completed over 100 equity and debt capital raises in addition to having participated in more than 40 merger and acquisition transactions. Before joining Keefe, Bruyette & Woods in 2014, Mr. Benett was a Senior Advisor for Ares Management, working with the firm’s capital markets, private debt, private equity and real estate groups. Prior to that, Mr. Benett spent 16 years at UBS Financial Institutions, Investment Banking in the Americas serving as the head from 2011 through 2013 and as co-head from 2008 through 2010. Prior to that, Mr. Benett headed Global Specialty Finance at PaineWebber/UBS Investment Bank after having advanced from his role with the company as Managing Director. Mr. Benett began his career at Ryan, Beck & Co. and received his Masters of International Affairs from Columbia University with a Bachelor’s degree in Political Science and History from Rutgers University.

Mr. Benett’s wide range of experience in the financial services industry, including having worked with banks, thrifts, mortgage companies, insurance companies, alternative asset management companies and specialty finance companies, has considerably broadened the Board’s perspective. This has made him especially valuable in relation to the Company’s strategic initiatives, such as mergers, acquisitions and dispositions, and its assessment of opportunities in the capital markets. Mr. Benett has played a significant role in the Board’s recent corporate governance enhancements and stockholder outreach efforts and serves as a board-designated “audit committee financial expert” on the Audit Committee.

ROBERT D. SZNEWAJS
Chair, Independent Director Class II Age: 70

Mr. Sznewajs was appointed as Chair of the Boards of Directors of the Company and the Bank in 2017 after having served as a director of the Company and the Bank since 2013. Mr. Sznewajs was the President and Chief Executive Officer of West Coast Bancorp from 2000 to 2013, an Oregon-based bank holding company which was sold in 2013 with $2.5 billion in assets. Mr. Sznewajs has held a variety of executive leadership roles in large financial services institutions, including: Vice Chair of U.S. Bancorp; President and Chief Operating Officer of BankAmericard; Executive Vice President and Manager of Valley National Bancorp; and President and Chief Executive Officer of Michigan National Bank. Mr. Sznewajs has also served as a director for several boards and executive committees, including Outerwall, Inc. (formerly Coinstar); the Portland Branch Board of the Federal Reserve Bank of San Francisco; the Oregon’s Bankers Association; the United Way; the Association for Corporate Growth; and the Bates Group, LLC. Mr. Sznewajs received both his Master’s and Bachelor’s degrees from the University of Detroit and is a CPA (status inactive).

In addition to Mr. Sznewajs’ recent appointment as the Board Chair, he also serves as a board-designated “audit committee financial expert” and Chair of the Audit Committee. His broad and deep experience in the banking industry, including having been the Chief Executive Officer of a publicly-held bank holding company, makes him a particularly valued member of the Board.

Page	20	Annual Proxy Statement	2017

PROPOSAL I

Continuing Directors

Set forth below is information about the directors whose terms of office continue beyond the Meeting, including each such individual’s principal occupation, business experience and qualifications that led the Company’s Board of Directors to conclude that each such director should serve on the Board of Directors.

Class III

Terms to Expire at the 2018 Annual Meeting

JEFFREY KARISH
Independent Director Class III Age: 43

Mr. Karish is a private equity investor and has served as director of the Heritage Group, an investment holding company focused on healthcare and medical research, since 2015. Prior to that, Mr. Karish was the President of Windsor Media LLC from 2007-2014, with a focus on investment and finance which included private equity funding, early stage venture capital funding and general investment management of a significant portfolio of fixed income assets. Previously, Mr. Karish was Head of Media Strategy and Corporate Development at Yahoo from 2005-2008, with a primary focus in strategic growth initiatives and M&A. Before joining Yahoo, he was a management consultant at McKinsey & Company, and a key member of McKinsey’s West Coast Media and Technology practice. Mr. Karish currently sits on the board Skybell, Inc. and Digital Turbine, Inc. (NASDAQ: APPS) where he chairs the Compensation, Nominating and Corporate Governance Committee. Mr. Karish holds a J.D. from Harvard University, a Masters of Philosophy in International Relations from Cambridge University, and a Bachelor’s degree in History from U.C. Berkeley.

Mr. Karish’s managerial expertise in the areas of strategic consulting, mergers and acquisitions, governance and fiduciary oversight of investments in portfolio companies, compensation planning and finance has significantly enhanced the Board and as of late, has significantly contributed to the Company’s compensation structure design as Chair of the Compensation Committee.

W. KIRK WYCOFF
Independent Director Class III Age: 59

Mr. Wycoff is Managing Partner of Patriot Financial Partners, a private equity fund headquartered in Philadelphia holding committed capital of $650 million, maintaining a long only, value-oriented buy and hold strategy designed to provide growth capital to financial services companies that require additional equity to grow. Prior to joining Patriot Financial Partners, Mr. Wycoff served as Chairman and Chief Executive Officer of Continental Bank Holdings, a de novo community bank serving the Philadelphia metro market, from 2005 to 2007, and from 1991 to 2004 he served as Chairman, Chief Executive Officer and President of Progress Financial Corp. and Progress Bank. He currently serves on the boards of Porter Bancorp (NASDAQ: PBIB), Radius Bank and U.S. Century Bank, and recently served as a director of Guaranty Bancorp (NASDAQ: GBNK) and its subsidiary, Guaranty Bank and Trust Company, and Heritage Commerce Corp. (NASDAQ: HTBK) and its subsidiary, Heritage Bank of Commerce. Previous board positions held by Mr. Wycoff include Square 1 Financial, Inc., NewSpring Ventures-Fund I, NewSpring Mezzanine Fund as well as service on the boards of The Lincoln Center during which he served as Chair of its Finance Committee. He received a Bachelor of Arts Degree in Business Administration and Finance from Franklin & Marshall College.

Mr. Wycoff’s 38 years in the banking industry, which includes 18 years of experience as an executive officer and 10 years in various director positions, brings extensive leadership and community banking experience to our Board, including executive management experience, public company expertise and risk assessment skills. As the Managing Partner of Patriot Financial Partners, he also provides the perspective of a significant investor in the Company.

Annual Proxy Statement	2017	Page	21

PROPOSAL I

Class I

Terms to Expire at the 2019 Annual Meeting

RICHARD J. LASHLEY
Independent Director Class I Age: 58

Mr. Lashley is a Co-Founder and Managing Member of PL Capital Advisors, an investment advisory firm registered with the Securities and Exchange Commission and established in 1996, specializing in the banking industry. PL Capital Advisors is one of the Company’s largest stockholders. Mr. Lashley’s primary responsibilities at PL Capital include portfolio management and research. Mr. Lashley recently served on the board of directors of MutualFirst Financial, Inc. (NASDAQ: MFSF) and its subsidiary bank, Mutual Bank, as well as numerous other publicly-held and privately-held banks throughout the United States, including Metro Bancorp, Inc. State Bancorp, Inc. and BCSB Bancorp, Inc. From 1994 to 1996, he was a Director in KPMG LLP’s corporate finance group, where he led a team providing merger and acquisition advisory services to banks throughout the country. From 1984 to 1993 he worked for KPMG LLP as a CPA providing professional accounting services to banks and other financial services companies in New York and New Jersey. From 1992 to 1993 he served as the Assistant to the Chairman of the AICPA Savings Institution Committee in Washington D.C. Mr. Lashley received an MBA from Rutgers University in 1984 and a B.S. from Oswego State University in 1980. He is licensed as a CPA in New Jersey (status inactive).

Mr. Lashley’s extensive experience at KPMG providing professional accounting and advisory services, as well as his service on numerous bank boards and his experience at PL Capital managing investments in the banking industry enable him to be a significant contributor to the Board. Mr. Lashley has been designated by the Board as an “audit committee financial expert” and has quickly become an essential member of the Audit Committee. Mr. Lashley was appointed as a director pursuant to a Cooperation Agreement between the Company and PL Capital Advisors and its affiliates dated as of February 8, 2017. For additional information, regarding the Cooperation Agreement, see Transactions with Related Persons.

JONAH F. SCHNEL
Independent Director Class I Age: 44

Since 2010, Mr. Schnel has been the Chairman and President of Fast A/R Funding, a private company focused on lending to small businesses throughout the United States. Mr. Schnel also manages Timco CNG, a private company operating public-access, compressed, natural gas stations in Southern California. Previously, Mr. Schnel co-led the recapitalization of National Capital Management, an acquirer and servicer of distressed consumer debt, and assisted management during that company’s significant growth and through its acquisition by Portfolio Recovery Group, Inc. in 2012. Prior to that, Mr. Schnel was a Partner at ITU Ventures for seven years, a venture capital firm making early-stage investments in technology companies associated with innovation emerging from leading research universities in the United States. Earlier in his career, Mr. Schnel worked as a manager at SunAmerica Investments, Inc. in the real estate investment division with a primary focus on first lien lending in a diversified range of commercial real estate assets. Mr. Schnel currently serves as the Chair and President of the Southern California Chapter of the Tourette Association of America. Mr. Schnel completed the director training and certification program at the UCLA Anderson School of Management and received his Bachelor’s degree, summa cum laude, from Tulane University.

Mr. Schnel’s diverse experience in founding and managing numerous privately-held companies and investments in various industries such as specialty finance and lending, alternative energy, gaming and technology, as well as his proficiency in commercial real estate and managerial oversight of a diverse set of finance-related businesses, has considerably strengthened the Board. His leadership, knowledge and experience are key assets to the oversight and risk-management of the Company’s strategic plan and regulatory obligations as Chair of the Enterprise Risk Committees.

Page	22	Annual Proxy Statement	2017

PROPOSAL I

New Directors

Appointments Effective at the Conclusion of the Annual Meeting

As noted above, it is expected that Mary A. Curran and Bonnie G. Hill will become directors of the Company, serving in Class I and Class III, respectively, at the conclusion of the Annual Meeting. Set forth below is information about Ms. Curran and Dr. Hill, including their respective principal occupations, business experience and qualifications. As neither Ms. Curran nor Dr. Hill is nominated for election at the Annual Meeting and each will assume the role of director only after the completion of the Annual Meeting, the following information is meant to provide stockholders with information about the anticipated composition of the Company’s Board after the Annual Meeting.

Ms. Curran and Dr. Hill each qualify as an independent director under the Corporate Governance Listing Standards of the NYSE, as applied in accordance with the Company’s Corporate Governance Guidelines.

Class I

Term to Expire at the 2019 Annual Meeting

MARY A. CURRAN
Independent Director Class I Age: 60

Ms. Curran spent 25 years at MUFG Union Bank, N.A., during which time she held several executive level positions, including Executive Vice President/Corporate Banking Chief Risk Officer from 2011 to 2014, and Executive Vice President/Head of The Private Bank at Union Bank from 2006 to 2011. During her time with Union Bank, Ms. Curran worked closely with its board and management to build an infrastructure focused on a strong, proactive, integrated and effective risk management. Ms. Curran was also tasked with improving the performance of Union Bank’s Wealth Management practice, a business unit with offices throughout California, Washington and Oregon.

Ms. Curran currently serves as Chair of San Diego State University’s Campanile Foundation Board and Executive Committee in addition to serving on the Nominating & Governance Committee and the Athletics Committee. She also serves on the Board of Directors and Nominating/Governance Committee for Hunter Industries, a privately held global irrigation and landscape lighting manufacturing company. Previous board service includes: Chair of the California Bankers Association where she remains involved on the Banker Benefits Board and Chair of the San Diego Sports Commission. Ms. Curran is a current member of the Corporate Directors Forum, San Diego, The Corporate Director’s Roundtable of Orange County, Women Corporate Directors and the National Association for Corporate Directors (NACD). Ms. Curran is a NACD Governance Fellow, and holds a Bachelor of Science degree in Journalism from the University of Colorado, Boulder and a MBA from San Diego State University.

Ms. Curran’s broad range of experience in risk management and community involvement within the financial services industry, specifically in California in addition to her proven leadership in major businesses and growing profits and revenue in key operating divisions of financial institutions will further enhance the Board’s perspective.

Annual Proxy Statement	2017	Page	23

PROPOSAL I

Class III

Term to Expire at the 2019 Annual Meeting

BONNIE G. HILL
Independent Director Class III Age: 75

Dr. Hill has served as the President of B. Hill Enterprises, LLC, a consulting firm focusing on corporate governance and board organizational and public policy issues, since 2001. She is also co-founder of Icon Blue, a brand marketing company founded in 1998 and based in Los Angeles. Dr. Hill has over 25 years of experience serving on numerous different corporate boards with a wide-ranging career in business, government, education, and philanthropy. Dr. Hill currently serves on the board of directors of California Water Service Group (NYSE: CWT) and is a faculty member of the NACD Board Advisory Services Program, as well as a founding member of the Lead Directors Network. Dr. Hill has also served as a director of numerous publicly-held companies, including The Home Depot, Inc. (NYSE: HD), Yum! Brands, Inc. (NYSE: YUM) and AK Steel Holding Corp. (NYSE: AKS). Dr. Hill also co-chaired the NACD Blue Ribbon Commission Report on Building the Strategic-Asset Board published in 2016; served on the board of Financial Industry Regulatory Authority Investor Education Foundation; and is a former member of Public Company Accounting Oversight Board Investor Advisory Group.

From 1997 to 2001 Dr. Hill served as President and Chief Executive Officer of The Times Mirror Foundation and Senior Vice President, Communications and Public Affairs, for the Los Angeles Times. From 1992 to 1997 she served as Dean of the McIntire School of Commerce at the University of Virginia, and prior to that, Secretary of the State and Consumer Services Agency for the State of California. Dr. Hill has held a variety of presidential appointments, including Vice Chair of the Postal Rate Commission and Assistant Secretary in the U.S. Department of Education under President Reagan, and as Special Adviser to President George H. W. Bush for Consumer Affairs. She has chaired the Consumer Affairs Advisory Committee for the Securities and Exchange Commission and served on the board of directors of NASD Regulation, Inc. Prior to working in Washington, D.C., Dr. Hill served as a Vice President with Kaiser Aluminum and Chemical Corporation.

Dr. Hill has a Bachelor of Arts degree from Mills College, a Master of Science degree from California State University, Hayward, and a Doctorate of Education from the University of California at Berkeley.

Dr. Hill’s extensive background in board leadership and corporate governance will significantly enrich the Company’s objectives to continue to improve its corporate governance practices as well as to broaden the Board’s perspective in business and throughout the communities in which the Company serves.

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CORPORATE GOVERNANCE MATTERS

The Board of Directors and management are committed to sound and effective corporate governance practices. The Company has established a corporate governance framework, with policies and programs that not only satisfy applicable regulatory requirements but also are expected to build value for the Company’s stockholders.

Corporate Governance Highlights Subsequent to December 31, 2016

The chart below summarizes the important actions taken by the Board subsequent to December 31, 2016, with respect to corporate governance. For more information about the corporate governance changes that are proposed to be acted upon by the Company’s stockholders at the Annual Meeting see Corporate Governance Proposals Overview.

APPOINTMENTS
Appointed an Independent Board Chair	We separated the positions of Board Chair and Chief Executive Officer, and appointed Robert J. Sznewajs as our independent Board Chair.

Appointed Two New Directors

We appointed two new independent directors to the Board in February 2017, Richard J. Lashley and W. Kirk Wycoff, who filled the seats vacated by the former Chair and Chief Executive Officer, who resigned in January 2017, and former Vice Chair and Lead Independent Director, who retired in February 2017.

Appointment of Two New Directors at the Annual Meeting

We engaged KornFerry to assist the Board to search for additional, qualified directors as well as consulted with a significant stockholder, Legion Group to add two directors to the Board. In March 2017, we appointed two additional independent directors Mary A. Curran and Bonnie G. Hill to the Board whose terms are expected to commence at the conclusion of the Annual Meeting.

ADOPTIONS
Adopted a New Related Party Transaction Policy	We adopted a new, more rigorous Related Party Transaction Policy.

Adopted a New Outside Business Activities Policy	We adopted a new Outside Business Activities Policy that tightens controls on activities raising actual or apparent conflicts of interest.

ASSESSMENTS
Revised the Director Compensation Structure	On February 7, 2017, we revised the director compensation structure to lower overall director compensation and impose higher stock ownership thresholds.

Review and Evaluation of Our Executive Compensation Program	We began an overall review and evaluation of our executive compensation program, in part, on input received from our stockholders.

AMENDMENTS
Amended Our Bylaws

We amended our bylaws to lower the number of directors required to call a special meeting of the Board (other than special meetings called by the Chair) to two directors as compared to the prior requirement that special meetings be called by one-third of the directors.

We amended our bylaws to more closely align the majority voting provisions for director elections with the advisory proposal approved by stockholders in 2016.

We amended our bylaws to make it easier for stockholders to submit proposals or nominate director candidates at future annual meetings by (i) simplifying the information that must be provided to the Company; and (ii) changing the general submission period for such proposals and nominations from between 150 days and 180 days before the first anniversary of the preceding year’s annual meeting to between 90 days and 120 days before such anniversary date.

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CORPORATE GOVERNANCE MATTERS

Board-Approved Proposed Amendments to Our Charter

Based on feedback received from our recent stockholder outreach efforts, the Board approved several proposed amendments to our charter, which stockholders are being asked to approve at the Annual Meeting. These proposed amendments would declassify the Board and provide for the annual election of all directors, and enhance the ability of stockholders to remove directors, amend the Company’s bylaws and approve amendments to the Company’s charter by generally eliminating super-majority voting requirements.

Corporate Governance Framework

The key components of our corporate governance framework are set forth below:

Existing Policies	Newly Implemented or Amended Policies

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to provide a framework for effective governance of the Company and its subsidiaries. These Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, and, based upon their review, any revisions that are believed to be in the best interest of the Company are then recommended to the Board for review and approval.

Code of Business Conduct and Ethics. The Company’s Code of Business Conduct and Ethics (the Code), applies to all directors, officers and employees of the Company and its subsidiaries. The Code is intended to require that all employees and directors adhere to high ethical standards and is reviewed by the Board on a regular basis.

Stock Ownership Guidelines. The Board has determined that long-term, significant equity ownership by all directors and senior officers is in the best interest of the Company and serves to align the interests of the directors and senior officers with the interests of the Company’s stockholders. To that end, the Board has adopted the following stock ownership guidelines:

◾   As required by the Company’s Corporate Governance Guidelines as it was updated in February 2017, directors are expected to own stock or stock equivalents with a value equal to five times the then-current annual base cash retainer by the end of the fifth fiscal year following their appointment to the Board (which increased the three times stock ownership requirement that was in effect as of December 31, 2016). We evaluate stock ownership of our directors annually, on the last day of our fiscal year. As of December 31, 2016, based on the NYSE closing stock price, all of the directors were in compliance with the Stock Ownership Guidelines then in effect.

◾    Stock ownership guidelines are also applicable to senior officers as described in more detail below, under the section titled Other Compensation Policies and Practices—Stock Ownership Guidelines.

New Related Party Transaction Policy. In February 2017, the Board adopted a new Related Party Transaction Policy that restricts transactions with related parties by imposing rigorous standards, with the expectation that such transactions will be rare. The new policy establishes protocols for prior review of proposed related party transactions and requires that they be in, or not inconsistent with, the best interests of the Company and its stockholders. For more information about this policy, see Transactions with Related Persons.

New Outside Business Activities Policy. The Board adopted a new Outside Business Activities Policy, which supplements the Code, tightens controls on outside business activities of officers and employees and requires non-employee directors to refrain from engaging in outside business activities that create an actual or apparent conflict of interest. For more information about this policy, see Transactions with Related Persons.

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CORPORATE GOVERNANCE MATTERS

Existing Policies	Newly Implemented or Amended Policies

◾    Directors are expected to be long-term stockholders and to refrain from selling stock other than for legitimate tax, estate planning, or portfolio diversification purposes. Other than the case of sales through Rule 10b5-1 plans or other similar automated selling programs or sales to pay taxes on compensation paid by the Company, directors are required to provide six-months’ notice of any planned sale by such director (or any of his or her affiliates or immediate family members) unless prior approval is received by the Board of Directors.

Insider Trading Policy. Directors, officers and employees are obligated to comply in all respects with the Code and the Company’s Insider Trading Policy, as well as all Company black-outs or similar trading restrictions as communicated by the Corporate Secretary.

Amended Public Communications Policy. The Board recently amended the Company’s Public Communications Policy to enhance accountability for, and the review of, all public communications by the Company.

Evaluating the Board’s Effectiveness

Annual Evaluation Process. On an annual basis, the (i) Board; (ii) Audit Committee; (iii) Compensation Committee; and (iv) Nominating and Corporate Governance Committee are each responsible to conduct annual self-evaluations to assess performance. These evaluations are completed and submitted anonymously by their respective members to allow for each director to respond candidly, and make any recommendations that would promote the enhancement of the Board or Committee, as applicable, in fulfilling its duties.

The completed responses, along with any recommendations, are then reviewed and discussed by the full Board to determine whether or not any changes are deemed appropriate.

Director Education

In accordance with the Company’s Corporate Governance Guidelines, all directors are expected to maintain the necessary continuing educational requirements which include, but are not limited to: (i) a component covering professional development in corporate governance; and (ii) a component which covers educational development in subject matter areas that are deemed relevant to the Company’s business. In support of continuing education, the Company incurs reasonable expenses to facilitate any mandatory educational and professional development programs or any voluntary programs which the Nominating and Corporate Governance Committee deem appropriate.

Additionally, each director is required to participate in the Company’s compliance training program, wherein the Board is expected to complete annual compliance training overseen by the Company’s Chief Compliance Officer.

Corporate Governance Proposals Overview in this Proxy Statement

As part of its review of the Company’s corporate governance practices, the Board has determined that a number of amendments to the Company’s charter are appropriate to increase the accountability of Board members to the stockholders, and to facilitate stockholder action to amend the Company’s charter and bylaws. For more information about these proposed charter amendments, see Corporate Governance Proposals Overview—(Proposals III, IV, V and VI).

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CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents. The full texts of the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and the charters of the Board’s standing committees are publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents or you may obtain free copies by contacting the Company at:

Banc of California, Inc.

c/o Tim Sedabres

Senior Vice President, Investor Relations

3 MacArthur Place

Santa Ana, California 92707

(855) 361-2262

IR@bancofcal.com

Director Independence

In accordance with the NYSE Corporate Governance Listing Standards and the Company’s Corporate Governance Guidelines, the Board conducted its review of all relationships between the Company and each director and director nominee and has affirmatively determined that none of our current directors, nor Ms. Curran or Dr. Hill (whose appointments to the Board are expected to become effective at the conclusion of the Annual Meeting) has a material relationship with the Company or any other relationship that would preclude their independence under the NYSE Corporate Governance Listing Standards. Accordingly, the Board has determined that each of our current directors is, and each of Ms. Curran and Dr. Hill will be, an independent director under the NYSE Corporate Governance Listing Standards, as applied in accordance with the Company’s Corporate Governance Guidelines. Additionally, the Board has also made affirmative determinations that each member of the Audit Committee meets the independence and financial literacy requirements for audit committee membership under the NYSE Corporate Governance Listing Standards and Securities and Exchange Commission Rule 10A-3(b)(1), and each member of the Compensation Committee meets the independence and other requirements for compensation committee membership as set forth in the NYSE Corporate Governance Listing Standards. See Corporate Governance Matters—Role and Composition of the Compensation Committee for independence requirements specific to the Compensation Committee.

Board Leadership Structure

On January 23, 2017, the Board of Directors determined it was in the best interests of the Board and the Company to separate the roles of the Chief Executive Officer and Chair of the Board. The Board believes this structure increases the Board’s independence from management and, in turn, leads to better monitoring and oversight of management. Although the Board believes that the Company is currently best served by separating the role of Board Chair and Chief Executive Officer, the Board will review and consider the continued appropriateness of this structure on an annual basis.

The Chair of the Board presides at meetings of the Board of Directors and at executive sessions of independent (non-employee) Directors, and exercises leadership of Board operations. On January 23, 2017, Mr. Sznewajs, who was initially appointed as a director on May 15, 2014, was appointed to serve as the Chair of the Board.

Prior to January 23, 2017, the Board maintained a combined role of Chair and Chief Executive Officer and, as a result of the combined role, the Board also maintained the position of Vice Chair and Lead Independent Director. With the separation of the roles of Chair of the Board and Chief Executive Officer, the Board determined that it was no longer necessary to designate a Vice Chair or Lead Independent Director. In addition, the Board determined that the Chair of the Nominating and Corporate Governance Committee will discharge the duties of the Chair of the Board in the event that the Chair is unavailable or unable to act.

Risk Oversight

The Board of Directors oversees the Company’s risk profile and management’s process for assessing and managing risks, both as a whole as well as through its committees. The Board of the Company has two primary methods for overseeing risk. The first method is oversight by the Board as a whole and the second method is through its Enterprise Risk Committee whose primary focus is to assist the Board in discharging its oversight duties with respect to the policies and practices applicable to the risks inherent in the business, including the strategic risk appetite framework of the Company and, then to report back to the full Company Board. The Bank Board

Page	28	Annual Proxy Statement	2017

CORPORATE GOVERNANCE MATTERS

also has a separate Enterprise Risk Committee, which monitors the emerging risks in the business of the Bank and reports back to the full Bank Board. In accordance with their charters, the Enterprise Risk Committees are responsible for ensuring that the Company and the Bank has in place an appropriate enterprise-wide framework and processes to identify, prioritize measure and monitor significant risks, including, without limitation, capital risk, compliance/legal risk, credit risk, interest rate risk, liquidity risk, operational risk, and reputational and strategic risks.

During 2016, the Enterprise Risk Committee and the full Board received reports from executive management and employees who oversee day-to-day risk management duties on the most critical strategic issues and risks facing the Company. The Board and Enterprise Risk Committee also received reports from the Company’s Chief Risk Officer, Chief Financial Officer, Chief Internal Audit Officer, the Company’s independent auditors, third-party advisors, and other executive management regarding compliance with applicable risk-related policies, procedures and limits in order to ensure compliance by properly evaluating the effectiveness of the Company’s risk controls.

Each of the Company and Bank Boards receives reports from the chairs of the Enterprise Risk Committees regarding the committees’ considerations and actions. Each of the committees may address risks directly with management, or, where appropriate, may elevate a risk for consideration by the full Boards. In addition to the Enterprise Risk Committees of the Company Board and the Bank Board, the other Board committees monitor risk aspects relevant to their respective areas of responsibility through direct interactions with the executive and other key management personnel.

Board Composition and Meetings

During 2016, each director attended 75 percent or more of the aggregate total number of Board meetings held during the year.

Attendance by the directors at each of the Company’s Annual Meeting of Stockholders is not required; however, the Board of Directors generally requests that the Board Chair attend the Meeting and, if the Chair is not an independent director, the Board generally requests that an independent (non-employee) director attend the Meeting to represent such directors. The 2016 Annual Meeting was attended by one of the seven directors serving at that time which was Mr. Sugarman in his capacity as the Chair.

The chart below reflects the members of the Board of Directors of the Company and the affiliated boards on which they served throughout 2016. Effective May 5, 2016, the Company sold its membership interests in The Palisades Group, LLC (Palisades), a wholly owned subsidiary of the Company (the Palisades Sale). Following the completion of the Palisades Sale, Messrs. Brownstein and Sugarman ceased to serve on the Palisades Board of Managers.

Affiliate Boards
Member	Company Board	Bank Board	Palisades Board of Managers(1)
Benett	•	•
Brownstein	L	L	LIM
Holoman	•	•
Karish	•	•
Schnel	•	•
Sugarman	C	C	SM
Sznewajs	•	•

C  Chair        L   Lead Independent Director

LIM Lead Independent Manager

SM On behalf of the Company as the Significant Member

(1)	Following the completion of the Palisades Sale effective May 5, 2016, Messrs. Sugarman and Brownstein resigned from the Board of Managers of Palisades.

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CORPORATE GOVERNANCE MATTERS

Regular meetings of the Company’s Board of Directors were held on a quarterly basis during 2016, with additional meetings (special meetings) held as needed, which also provided for executive sessions of directors without the presence of management. Likewise, separate sessions of only independent directors were held when required or determined by the independent directors to be necessary. Meetings held during the fiscal year ended December 31, 2016, as well as actions taken in the form of a Unanimous Written Consent by the Company’s Board of Directors in lieu of holding a special meeting is set forth below.

Company Board Meetings and Actions	Total
Regular Meetings	4
Special Meetings	15
Actions by Unanimous Written Consent	19
Annual Total	38

All current members of the Company Board also serve as directors of the Bank Board, each for a one-year term, in addition to Hugh F. Boyle, who was appointed to the Bank Board in conjunction with his appointment as Interim Chief Executive Officer of the Bank effective January 23, 2017.

Committee Composition of the Board of Directors and Meeting Attendance

While the Board recently separated the compensation-related functions from the nominating and corporate governance-related functions at the Board committee level during 2016, these functions were combined under the then-acting Compensation, Nominating and Corporate Governance Committee. The composition of the Board’s standing committees as of December 31, 2016, is reflected in the table below. During 2016, each member attended 75 percent or more of the aggregate total number of meetings held by each committee on which the directors served during the year.

Committee Composition at December 31, 2016

Member	Joint Audit	Joint Compensation, Nominating and Corporate Governance	Joint Community Development	Joint Strategic	Joint Executive	Company Enterprise Risk
Benett	•			•		•
Brownstein		C	•		•
Holoman		•	C	•
Karish	•			•		•
Schnel		•			•	C
Sugarman			•	C	C	•
Sznewajs	C
Meetings Held in 2016	16	12	3	6	7	7
Actions by Unanimous Written Consent	1	7	—	—	—	—

C  Chair

The Board of Directors of the Company currently has five standing committees. Each of these committees is a joint committee of the Boards of Directors of the Company and the Bank, with the exception of the Enterprise Risk Committee which functions separately at the Company Board and the Bank Board levels. The Nominating and Corporate Governance Committee is responsible for evaluating the structure, composition and duties of each Board committee and recommending any changes to the Board.

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CORPORATE GOVERNANCE MATTERS

In January 2017, the Board separated the compensation, nominating and governance functions at the Board committee level into two committees, the Compensation Committee and the Nominating and Corporate Governance Committee. Shortly thereafter, further changes were made to the composition and structure of the Board’s committees including the elimination of the Strategic Committee as well as the Executive Committee in order to facilitate greater participation by all members of the Board in a full range of Company matters. The current composition of the Board’s committees is reflected in the table below.

Committee Composition effective February 24, 2017

Member	Joint Audit	Joint Compensation	Joint Nominating and Corporate Governance	Joint Community Development	Company Enterprise Risk
Benett	VC	•	C		VC
Holoman			VC	C
Karish	•	C		•	•
Lashley	•
Schnel			•	VC	C
Sznewajs	C	VC
Wycoff		•			•

C  Chair

VC   Vice Chair

Role and Composition of the Audit Committee

The following table reflects further information regarding the principal roles and responsibilities of the Audit Committee. For a more comprehensive description, please refer to the Audit Committee charter, which is publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents. The Audit Committee’s Report is included on page 92 of this proxy statement.

Name, Composition and Board Determinations	Responsibilities Include	Required Meeting Frequency

Audit Committee

Robert D. Sznewajs, Chair

Halle J. Benett, Vice Chair

Jeffery Karish

Richard J. Lashley

After review of each individual’s employment experience and other relevant factors, the Board has determined that each member has met the independence and financial literacy requirements set forth in the NYSE Listed Company Manual as well as the regulations of the Federal Deposit Insurance Corporation, and any additional requirements specific to audit committee membership. Further, the Board has affirmatively determined that each member of the Audit Committee is financially literate and at least one member is designated as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

◾  Hiring, terminating and/or reappointing the Company’s independent registered public accounting firm;

◾  Monitoring and oversight of the qualifications, independence and performance of the Company’s internal auditors and independent registered public accounting firm;

◾  Approving non-audit and audit services to be performed by the independent registered public accounting firm;

◾  Reviewing the annual audit report prepared by the Company’s independent registered public accounting firm;

◾  Monitoring and oversight of the integrity of the Company’s financial statements and financial accounting practices;

◾  Monitoring and oversight of the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

Not less than four times annually. May convene additional meetings from time to time as necessary or appropriate.

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CORPORATE GOVERNANCE MATTERS

Name, Composition and Board Determinations	Responsibilities Include	Required Meeting Frequency

◾  Monitoring and oversight of the effectiveness of the Company’s internal control over financial reporting and compliance with legal and regulatory requirements; and

◾  Reviewing and assessing the adequacy of the Audit Committee charter on an annual basis.

Based on the recommendations of the Nominating, and Corporate Governance Committee, the Board has determined that Messrs. Sznewajs, Benett and Lashley each qualify as an “audit committee financial expert,” as defined in Item 407(d)(5) of Securities and Exchange Commission Regulation S-K, and that each member of the committee meets the independence and financial literacy requirements for audit committee membership under the NYSE Listed Company Manual.

The Board made qualitative assessments of the levels of knowledge and experience of Messrs. Sznewajs, Benett and Lashley based on a variety of factors.

In the case of Mr. Sznewajs, the Board considered his formal education, extensive finance background, expertise in the areas of management, operations and technology, consumer and commercial banking, sales and marketing, investment portfolios and regulatory matters in addition to mergers and acquisitions. With more than 39 years in banking, Mr. Sznewajs has held a variety of executive level positions in financial services organizations across the United States in community and large banks and was the Chief Executive Officer of a publicly held bank holding company. Mr. Sznewajs is a certified public accountant (status inactive).

In the case of Mr. Benett, the Board considered his approximately 23 years of experience working as an investment banker with financial services companies, through which he has acquired a broad and deep knowledge of financial, accounting and audit-related matters and extensive experience analyzing and evaluating financial statements.

In the case of Mr. Lashley, the Board considered his extensive experience in providing professional accounting and advisory services, as well as his service on numerous bank boards and audit committees and his experience at PL Capital managing investments in the banking industry for more than 20 years. Mr. Lashley is a certified public accountant (status inactive).

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CORPORATE GOVERNANCE MATTERS

Role and Composition of the Compensation Committee

The following table reflects further information regarding the principal roles and responsibilities of the Compensation Committee. For a more comprehensive description, please refer to the Compensation Committee’s charter, which is publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents. The Compensation Committee’s Report is included on page 77 of this proxy statement.

Name, Composition and Board Determinations	Responsibilities Include	Required Meeting Frequency

  Compensation Committee

  Jeffrey Karish, Chair

  Robert D. Sznewajs, Vice Chair

  Halle J. Benett

  W. Kirk Wycoff

After review of each member’s experience and other relevant factors, the Board has determined that:

–     each member is independent, as defined in the NYSE Listed Company Manual, including the additional independence requirements specific to the Compensation Committee membership set forth in the NYSE Listed Company Manual;

–     at least two members are “non-employee directors” as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended;

–     all members are “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code and the regulations thereunder; and

–     each member meets the considerations specifically relevant to independence from management in connection with performing their duties relating to compensation as defined under the charter.

–     Reviewing and approving director and officer compensation plans, policies and programs;

–     Determining, or recommending to the Board for its determination, the compensation of the Company’s Chief Executive Officer and other executive officers of the Company, as well as all other officers with total compensation of $1,000,000 or more;

–     Making recommendations to the Board as to the appropriate level of compensation and the suitable mix of cash and equity compensation for directors;

–     Reviewing and recommending to the Board for approval, subject as necessary or appropriate to stockholder approval, stock option plans and other equity based compensation plans that permit payment in or based upon the Company’s stock;

–     Administering the Company’s stock option plans and other equity based compensation plans that permit payment in or based upon the Company’s stock; and

–     Produce a report on executive compensation for inclusion in the Company’s annual proxy statement and/or annual report on Form 10-K.

Not less than two times annually. May convene additional meetings from time to time as necessary or appropriate.

The charter of the Compensation Committee does not specifically provide for delegation of any of the authorities or responsibilities of the committee as it relates to compensation, other than the ability of the committee to form and delegate authority to subcommittees when appropriate. This includes the delegation of approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the committee who are (i) “non-employee directors” as defined in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended; and/or (ii) “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code and the regulations thereunder. For information about the role of the Chief Executive Officer with respect to the Compensation Committee see Compensation Discussion and Analysis—Role of the Chief Executive Officer and Interim Chief Executive Officer. None of the Company’s executive officers, including the Chief Executive Officer, has any role in determining the amount of director compensation. Director compensation is determined by the full Board after considering the recommendations of the Compensation Committee.

Additionally, the charter of the Compensation Committee authorizes the committee to select and retain compensation consultants, legal counsel or other advisors to advise the committee in carrying out its duties. See Director Compensation—Overview. See also Director Compensation—Director Compensation Refresh. See also Compensation Discussion and Analysis—Role of Compensation Consultants.

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CORPORATE GOVERNANCE MATTERS

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. No executive officer has served as a member of the Compensation Committee (or other board committee performing equivalent functions) or as a director of any other entity that has an executive officer serving as a member of the Compensation Committee or the Company’s Board of Directors.

For information regarding certain transactions to which the Company is a party in which Messrs. Benett and Wycoff, who are members of the Compensation Committee, have or may have a direct or indirect material interest, see Transactions with Related Persons.

Role and Composition of the Nominating and Corporate Governance Committee

The following table reflects further information regarding the principal roles and responsibilities of the Nominating and Corporate Governance Committee. For a more comprehensive description, please refer to the Nominating and Corporate Governance Committee’s charter, which is publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents.

Name, Composition and Board Determinations	Responsibilities Include	Required Meeting Frequency

Nominating and Corporate Governance Committee

Halle J. Benett, Chair

Eric L. Holoman, Vice Chair

Jonah F. Schnel

After review of each member’s experience and other relevant factors, the Board has determined that each member is:

–     independent, as defined under the NYSE Listed Company Manual.

◾   Nominating

–     Annually assess the independence of the Board members;

–     Identifying, screening and recommending to the Board candidates for membership on the Board, including director nominees proposed by stockholders, in accordance with the Company’s bylaws and applicable law. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations. Final approval of any candidate shall be determined by the full Board; and

–     Actively seek individuals qualified to become Board members for recommendation to the Board for appointment or nomination for election as directors.

–     As set forth in the Company’s Corporate Governance Guidelines, the following are the minimum requirements for Board membership: (a) the director must possess a breadth and depth of management, business, governmental, nonprofit or professional experience, preferably in a leadership or policymaking role, that indicates the ability to make a meaningful contribution to the Board’s discussion of and decision making on the array of complex issues which the Company faces and expects to face in the future; (b) the director must possess sufficient financial literacy or other professional business experience relevant to an understanding of the Company and its business that will enable such individual to provide effective oversight as a director; (c) the director must possess the ability to think and act independently, as well as the ability to work

Not less than two times annually. May convene additional meetings from time to time as necessary or appropriate.

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CORPORATE GOVERNANCE MATTERS

Name, Composition and Board Determinations	Responsibilities Include	Required Meeting Frequency

constructively in a collegial environment; (d) the director must demonstrate behavior that indicates that he or she is committed to the highest ethical standards; (e) the director must possess the ability to devote sufficient time and energy to the performance of his or her duties as a director; and (f) the director may not simultaneously serve on the board of directors or equivalent body of an organization that the Board reasonably determines (i) is a significant competitor or potential significant competitor of the Company or of a key vendor of the Company; or (ii) would otherwise benefit from access to the Company’s intellectual property, strategic or other confidential or proprietary information. It is also desired that individual directors possess special skills, expertise and background that would complement the attributes of the other directors and promote diversity and the collective ability of the Board to function effectively; and

        While the Board does not have a specific diversity policy, as stated above our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee should seek to promote diversity on the Board and the committee considers age, gender, race, ethnicity and cultural background when considering and recommending candidates to the Board.

◾   Corporate Governance

–     Developing and recommending to the Board a set of corporate governance guidelines and other policies and guidelines which the committee determines necessary and appropriate for adoption by the Company;

–     Reviewing and approving any insider or related party transactions (as defined in Item 404 of Regulation S-K), in accordance with the Company’s Related Party Transaction Policy;

–     Leading the Board in its annual review of the Board’s performance, and the performance of various Committees of the Board; and

–     Recommending to the Board the membership of each Board committee.

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CORPORATE GOVERNANCE MATTERS

Communications with the Board

Stockholders and other interested parties who wish to communicate with the Board or any particular director, including any committee of the Board, or with the chair of any committee, may do so by writing to the Chair of the Board by using the following address:

Banc of California, Inc.

c/o Robert D. Sznewajs, Chair

3 MacArthur Place

Santa Ana, California 92707

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DIRECTOR COMPENSATION

Overview

The Compensation Committee is responsible for the periodic review of compensation paid to non-employee directors and making recommended changes to the Board, when the committee deems appropriate. As indicated below under Employee Directors, directors who are also employees of the Company or the Bank receive no compensation for their service as directors.

The existing elements of the Company’s director compensation program are a combination of cash and stock-based incentives to attract and retain qualified candidates to serve on the Boards of the Company or its subsidiaries. In determining the components of non-employee director compensation, the Compensation Committee considers the significant amount of time directors expend to fulfill their duties, the skill level required of Board members and the nature of the Company’s business objectives. During 2016, the Company’s director compensation program was modified, at the recommendation of the then-acting Compensation, Nominating and Corporate Governance Committee, effective July 1, 2016. The components of the director compensation program from January 1, 2016 through June 30, 2016 and the modified compensation program from July 1, 2016 through December 31, 2016 are summarized in the tables below.

In conjunction with the board refresh and governance overhaul that took place at the beginning of 2017, the newly formed Compensation Committee began a review of the components of the director compensation program in comparison to the Company’s peers, in addition to consideration of various business objectives of the Company and the Bank for 2017. Under the guidance of compensation consultants, Pearl Meyer as well as considering compensation data provided by Equilar, Inc. (Equilar), who were each engaged by the Compensation Committee, the Compensation Committee determined it would be in the best interests of the Company and its stockholders to revise the Company’s director compensation program effective February 7, 2017. For additional information regarding the roles of Pearl Meyer and Equilar with regard to director compensation, see Director Compensation—Director Compensation Refresh.

Director Compensation from January 1, 2016 through June 30, 2016

From January 1, 2016 through June 30, 2016, non-employee directors serving on each of the Company Board, the Bank Board and the Board of Managers of the Company’s then wholly-owned subsidiary, Palisades, received separate compensation for each Board on which they served. The non-employee members of the Palisades Board of Managers ceased to receive compensation for their service following the completion of the Palisades Sale, effective May 5, 2016. The Company does not provide non-equity incentive plan awards, deferred compensation or retirement plans for non-employee directors.

The schedule below summarizes the components of fees paid to non-employee directors for their service on the Boards of the Company, the Bank and Palisades for this time period.

Schedule of Director Fees from January 1, 2016 to June 30, 2016

Compensation Element	Company	Bank	Palisades (1)
Annual Cash Retainer (2)	$55,000	$55,000	$25,000
Annual Equity Retainer (3)	$45,000 in restricted shares $10,000 in grant date fair value of options (3)	$45,000 in restricted shares $10,000 in grant date fair value of options (3)
Additional Compensation
Audit Committee Member Fees (other than Lead Independent Director)	$10,000 in restricted shares (3)	$10,000 in cash
Committee Chair Fees (other than Lead Independent Director or Audit Committee)	$10,000 in restricted shares (3)	$10,000 in cash
Lead Independent Director Fees	$25,000 in restricted shares (3)	$25,000 in cash	$25,000 in restricted shares (3)

(1)

This column sets forth the fees paid to non-employee directors for their service on the Palisades Board of Managers, a wholly owned subsidiary of the Company until May 5, 2016, the closing date of the Palisades Sale. At that time, Mr. Brownstein was the only non-employee director serving on the Palisades Board of Managers at which point he resigned from the Board of Managers in connection with the closing of the transaction.

(2)

Cash compensation was payable under this compensation plan in equal monthly installments, up to the maximum amount of the specified annual retainer; provided, however, that no monthly cash retainer was payable after any termination of service; provided further, that with respect to any amounts not paid as a

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DIRECTOR COMPENSATION

result of a period less than 12 months having elapsed since the previous Annual Meeting of Stockholders, any such unpaid amount will become due and payable upon the subsequent Annual Meeting of Stockholders.

(3)

Both restricted shares and stock options were granted and vest in equal annual installments over a five year period, subject to acceleration upon a Change of Control or qualifying termination of service, commencing on the first anniversary of the date of grant and continuing on each anniversary thereafter until fully vested.

Components of Director Compensation from July 1, 2016 through December 31, 2016

As previously indicated, non-employee directors serving on both the Company Board and the Bank Board received separate compensation for each Board on which they served throughout 2016. During the second quarter of 2016, the Company exceeded $10 billion in assets, a threshold at which the scope and complexity of regulatory compliance, operational and legal obligations substantially increase. In consideration of these obligations and the Palisades Sale, the then-acting Compensation, Nominating and Corporate Governance Committee believed it was appropriate to further revise the director compensation program which resulted in a decrease in the annual cash and equity retainers, and an increase in certain of the additional director compensation items, including increasing fees for the committee chairs and adding fees for vice chair positions. In addition, we eliminated fees for Audit Committee membership.

As approved by the Boards of the Company and the Bank effective July 1, 2016, the table below summarizes the schedule of fees for non-employee directors for their service on the Boards of the Company and the Bank.

Schedule of Director Fees effective July 1, 2016
Compensation Element	Company	Bank
Annual Retainer	$100,000 in restricted shares (1)	$100,000 in cash (2)
Additional Compensation
Committee Chair Fees	$20,000 in restricted shares (1)	$20,000 in cash (2)
Committee Vice Chair Fees (other than the Lead Independent Director)	$10,000 in restricted shares (1)	$10,000 in cash (2)
Lead Independent Director Fees	$25,000 in restricted shares (1)	$25,000 in cash (2)
Vice Chair of the Board	$25,000 in restricted shares (1)	$25,000 in cash (2)

(1)

Restricted shares were granted and vest in equal annual installments over a five year period, subject to acceleration upon a Change of Control or qualifying termination of service, commencing on the first anniversary of the date of grant and continuing on each anniversary thereafter until fully vested.

(2)

Cash compensation was payable in monthly installments equal to 1/12th of the specified annual retainer amount, up to the maximum amount of the specified annual retainer; provided, however, that no monthly cash retainer shall be paid after any termination of service; provided further, however, that any amounts not paid as a result of a period of less than 12 months having elapsed since the previous Annual Meeting of Stockholders shall become due and payable upon such subsequent Annual Meeting of Stockholders.

Employee Directors

Directors who were also employees of the Company, the Bank or Palisades during 2016 received no compensation for their service as directors. Mr. Sugarman, the Company’s then-acting Chair, President and Chief Executive Officer served on the Boards of each of the Company, the Bank and Palisades. Mr. Sugarman resigned from the Palisades Board of Managers on May 5, 2016, in connection with the closing of the Palisades Sale. In addition, on January 23, 2017, Mr. Sugarman resigned from all positions held with the Company and the Bank, which included his position as Chair of the Company Board and the Bank Board.

As of the date of this proxy statement, all directors of the Company Board are independent and are not employees of the Company or the Bank. Mr. Boyle, who was appointed as Interim Chief Executive Officer of the Company and the Bank following Mr. Sugarman’s resignation, was also appointed to the Bank Board and is currently the only employee director serving on that board.

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DIRECTOR COMPENSATION

2016 Summary Table of Director Compensation

The following table provides information regarding compensation paid to the non-employee directors of the Company and the Bank for 2016.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Benett	113,333	116,419	6,688	236,440
Brownstein (5)	182,917(6)	189,725	9,684	382,326
Holoman (7)	130,000	127,419	7,416	264,835
Karish	124,167	117,361	7,349	248,877
Schnel	140,833	192,816	8,504	342,153
Sznewajs	130,000	127,419	7,416	264,835

(1)

Includes compensation paid for: (a) service on the Boards of the Company and the Bank for Messrs. Benett, Brownstein, Holoman, Karish, Schnel, and Sznewajs; and (b) additional service on the Palisades Board of Managers for Mr. Brownstein until the closing of the Palisades Sale on May 5, 2016.

(2)

Represents the grant date fair value of the stock awards issued to each non-employee director during fiscal 2016, determined in accordance with ASC Topic 718. Awards issued during 2016 include: (a) restricted stock awards granted for service as an audit committee member, committee chair and lead independent director, as applicable; (b) restricted stock awards for the equity portion of the annual retainer for each non-employee director; and (c) a restricted stock award of 3,000 shares, with a 3-year annual vesting period, granted to Mr. Schnel for exemplary performance, including service in multiple capacities across various committees.

The assumptions used in the calculation of these amounts are included in Note 16 to the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the years ended December 31, 2016, as filed with the Securities and Exchange Commission. The grant date fair value is calculated using the closing market price of the Company’s voting common stock on the business day preceding the grant date, which is then recognized as an expense, subject to market value changes, over the scheduled vesting period of the award.

(3)

The following table presents: (a) the aggregate number of restricted stock awards during fiscal 2016, the grant date fair values of which are reflected in the table above; (b) the aggregate number of outstanding unvested restricted stock awards at December 31, 2016; and (c) the aggregate number of outstanding options (both vested and unvested) at December 31, 2016. All of the awards listed below vest in substantially equal annual installments over a period of five years beginning on the first anniversary of the grant date.

Restricted Stock Awards Listed in the Table Above
Name	Number of Unvested Shares of Restricted Stock	Number of Vested Shares of Restricted Stock	Aggregate Number of Unvested Restricted Stock Awards Outstanding	Aggregate Number of Options Outstanding
Benett	6,078	—	16,272	7,452
Brownstein	9,947	—	22,972	7,452
Holoman	6,630	—	17,955	7,452
Karish	6,078	—	17,403	7,452
Schnel	10,183	—	22,641	7,452
Sznewajs	6,630	—	17,955	7,452

(4)	Includes dividend equivalents paid during 2016 on unvested shares of restricted stock awards held by each director.

(5)	Mr. Brownstein retired from the Company Board and the Bank Board, effective February 7, 2017.

(6)	Includes the annual cash retainer of $25,000 for service on the Palisades Board of Managers.

(7)

Mr. Holoman has decided not to stand for re-election as a director of the Company at the Annual Meeting or as a director of the Bank at the 2017 annual meeting of the sole stockholder of the Bank. Mr. Holoman will continue to serve as a director of the Company and the Bank until the expiration of his current terms at the conclusion of the Annual Meeting.

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DIRECTOR COMPENSATION

On February 7, 2017, Mr. Brownstein retired as a director of the Company and the Bank. In connection with his retirement, Mr. Brownstein entered into an Agreement and Release (Retirement Agreement) with the Company and the Bank which provides that he also retired from any and all other titles, positions and appointments held with the Company and the Bank, except that Mr. Brownstein may continue to serve as the Bank’s designated choice on the Board of LA 2024, the Olympic bid committee for Los Angeles. Mr. Brownstein has agreed to be available, solely in an advisory capacity and for no further compensation, to the Boards of Directors of the Company and the Bank to consult with respect to such matters as may be reasonably requested by the Boards of Directors. In addition, pursuant to the Retirement Agreement, the following outstanding unvested equity awards held by Mr. Brownstein vested in full, and in accordance with his equity award agreements, Mr. Brownstein provided a general release of claims:

Brownstein Awards Accelerated in Vesting on February 7, 2017
Award Type	Number of Shares of Restricted Stock or Number of Shares Underlying Options	Exercise Price
RSA	22,972	N/A
Option	1,104	$10.90
Option	4,494	$13.75

Director Compensation Refresh

In connection with the Board refresh and governance overhaul, the newly formed Compensation Committee conducted a more extensive review of Company’s director compensation program. The Compensation Committee utilized the resources provided by Equilar which included their annual reports on compensation, disclosure and governance trends in conjunction with Pearl Meyer, to assess the Company’s overall director compensation program. In doing so, the Compensation Committee considered several factors, including the Palisades Sale, the consolidation of the Bank’s mortgage division and renewed objectives of the Company and the Bank in the areas of corporate governance, stockholder relations and retail and commercial banking. With the assistance of Equilar and Pearl Meyer, the Compensation Committee recommended that the Boards change the director compensation program by decreasing overall director compensation. The changes recommended by the Compensation Committee were approved by the Boards on February 7, 2017 effective immediately.

Non-employee directors serving on either the Company Board or the Bank Board will receive the same compensation regardless of whether they serve on either one or both Boards of the Company and the Bank. However, all directors currently serving on the Company Board also serve as directors on the Bank Board.

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DIRECTOR COMPENSATION

As previously discussed, the Company does not provide non-equity incentive plan awards, deferred compensation or retirement plans for non-employee directors. The schedule below summarizes the current components of fees paid to non-employee directors for their service on both the Company Board and the Bank Board. See Corporate Governance Matters—Board Composition and Meetings for the existing composition of the Company Board and the Bank Board.

Schedule of Current Director Fees effective February 7, 2017
Compensation Element	Cash (1)	Equity (2)
Annual Retainer	$87,500	$87,500
	Additional Compensation
Chair of the Board	$43,750	$43,750
Committee Chairs
Audit	$15,000	$15,000
Company Enterprise Risk (3)	$10,000	$10,000
Compensation	$7,500	$7,500
Nominating and Corporate Governance	$7,500	$7,500
Non-Chair Committee Members
Audit	$5,000	$5,000
Company Enterprise Risk (3)	$5,000	$5,000
Compensation	$3,750	$3,750
Nominating and Corporate Governance	$3,750	$3,750

(1)

Cash compensation is payable in equal monthly installments, up to the maximum amount of the specified annual retainer; provided, however, that no monthly cash retainer will be paid after any termination of service; provided further, that with respect to any amounts not paid as a result of a period less than 12 months having elapsed since the previous Annual Meeting of Stockholders, any such unpaid amount will become due and payable upon the subsequent Annual Meeting of Stockholders.

(2)	Equity awards will fully vest on the one year anniversary of the grant date, subject to acceleration upon a Change of Control or qualifying termination of service.

(3)	Fee is only payable to directors serving on the Company’s Enterprise Risk Committee, and not to directors serving on the Bank’s Enterprise Risk Committee.

The chart below compares the aggregate annual retainers under the director compensation programs in effect during the periods indicated for service on the Company Board, the Bank Board and prior to the closing of the Palisades Sale, the Palisades Board of Managers.

Director Compensation Evolution(1)

(1)

The aggregate amounts reflected do not include any additional compensation for service on committees or in any role other than that of a director as reflected under the director compensation program in effect during the applicable period.

(2)	No Company directors served on The Palisades Board of Managers following the closing of the Palisades Sale effective May 5, 2016.

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EXECUTIVE OFFICERS

Designation of Executive Officers

The Board periodically evaluates the persons who are designated as executive officers of the Company. The Company’s executive officers include its Chief Executive Officer and Chief Financial Officer as well as other individuals whom the Board determined perform a policy-making function or are in charge of a principal business unit, division or function. These executive officers are subject to reporting requirements under Section 16 of the Securities Exchange Act of 1934, as amended, and are referred to herein as “executive officers” or “Section 16 Officers”.

Name	Age(1)	Position
Hugh F. Boyle	57	Interim Chief Executive Officer, Chief Risk Officer
J. Francisco A. Turner	42	Interim Chief Financial Officer, Interim President, Chief Strategy Officer
John C. Grosvenor	67	General Counsel and Corporate Secretary
Brian P. Kuelbs	53	Chief Investment Officer
Albert J. Wang	41	Chief Accounting Officer

(1)	As of April 13, 2017.

In addition to the Chief Executive Officer and Chief Financial Officer, the executive officers, who are designated as Section 16 Officers, are appointed by, and serve at the discretion of, the Board, subject to applicable employment agreements.

Executive Officer Biographies

Hugh F. Boyle     Interim Chief Executive Officer, Chief Risk Officer

Mr. Boyle was appointed Interim Chief Executive Officer of the Company and the Interim Chief Executive Officer and President of the Bank, effective January 23, 2017. Mr. Boyle was originally appointed as Executive Vice President and Chief Risk Officer of the Company and the Bank, effective September 30, 2013. Prior to joining the Company, Mr. Boyle served as Chief Risk Officer for Flagstar Bank from 2012 to 2013, and as Chief Risk Officer (Caribbean Region) of Canadian Imperial Bank of Commerce from 2009 to 2012. Mr. Boyle has over 30 years of enterprise risk management and credit, capital markets, and investment banking experience, as well as deep consumer and commercial banking and residential mortgage lending experience in both domestic and international markets. Mr. Boyle’s investment banking background includes 16 years in credit risk at Goldman Sachs and Lehman Brothers where he worked closely with financial institutions globally supporting their debt and equity capital market transactions, trading, M&A and strategic and credit rating advisory work. Mr. Boyle has senior executive experience managing risk and credit at CIBC First Caribbean International Bank and Washington Mutual. Mr. Boyle holds a Master’s degree and Bachelor of Science degree from Pennsylvania State University.

J. Francisco A. Turner     Interim Chief Financial Officer, Interim President, Chief Strategy Officer

Mr. Turner was appointed as Interim Chief Financial Officer of the Company and the Bank and the Interim President of the Company effective January 23, 2017. Mr. Turner joined the Company on January 6, 2014. Mr. Turner was originally appointed as Executive Vice President and Chief Strategy Officer of the Bank on November 9, 2015. Since September 19, 2016, Mr. Turner served as the Company’s co-Principal Financial Officer, in addition to his position as the Bank’s Chief Strategy Officer. Prior to his appointment as Executive Vice President and Chief Strategy Officer, Mr. Turner served for nearly two years as the Bank’s Managing Director of the Financial Institutions Bank, a division of the Bank. Prior to joining the Company, Mr. Turner served as the Head and Managing Director of Institutional Banking for The Bancorp Bank, and from 2009 to 2012, served on the Board of Directors and as Director of Business Development of Transact Network (acquired by the Bancorp Bank). Mr. Turner has over 20 years of experience in investment banking, private equity, corporate finance and mergers and acquisitions, including senior leadership roles at The Bancorp Bank, Transact Network and as an investment professional at Spectrum Equity Investors. He started his career at Robertson Stephens. He also has significant expertise in Financial Institutions Banking, Payments, as well as Pacific-Rim and European Banking. Mr. Turner received his Bachelor’s degree in Romance Languages from Harvard University.

John C. Grosvenor     General Counsel and Corporate Secretary

Mr. Grosvenor was appointed as Executive Vice President and General Counsel of the Company effective August 22, 2012 and appointed as the Corporate Secretary effective June 2, 2014. Prior to his employment, Mr. Grosvenor served as a partner at the law

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EXECUTIVE OFFICERS

firm of Manatt, Phelps & Phillips, LLP from 2000 to 2012, where his clients included the Company. While in private practice, Mr. Grosvenor specialized in capital markets transactions, including public and private offerings of equity and debt securities, representing underwriters and issuers, including commercial banks, specialty finance companies, thrift institutions and equity and mortgage real estate investment trusts. In addition, Mr. Grosvenor has substantial experience in merger and acquisition transactions, particularly in the financial services industry, and advised frequently on regulatory aspects of transactions involving depository institutions. Mr. Grosvenor has also represented numerous boards of directors as corporate governance counsel. Mr. Grosvenor holds a B.A. from UCLA and a J.D. from Loyola Law School, an L.L.M. (in Taxation) from George Washington University National Law Center and is a member of the California and Washington D.C. bars.

Brian P. Kuelbs     Chief Investment Officer

Mr. Kuelbs was appointed as Executive Vice President and Chief Investment Officer of the Company on August 4, 2015. Prior to joining the Company, Mr. Kuelbs served as Executive Managing Director, Chief Financial Officer and Head of Capital Markets for Home Point Financial Corporation from 2014 to 2015, where he led acquisition due diligence, transaction structuring and pricing, post-settlement integration, and business strategy, and as Chief Financial Officer and Chief Investment Officer of Aurora Bank FSB from 2011 to 2014. Additionally, Mr. Kuelbs has held various senior management positions throughout his more than 25 years in capital management including: Managing Director of Capital Markets at Countrywide Financial; Executive Vice President and Chief Financial Officer of GMAC Bank; and Founder, Chief Executive Officer and President of GMAC Mortgage Asset Management Inc. and Core Cap, Inc. Mr. Kuelbs has focused on enterprise risk modeling, institutional investor business development, and transaction execution in addition to having launched start-up financial services companies, and managed scale and complex organizations. Mr. Kuelbs received his Masters with honors from the University of Notre Dame and his Bachelors with a focus on Mathematics, Quantitative Analysis and Finance from the University of Wisconsin.

Albert J. Wang     Chief Accounting Officer

Mr. Wang was appointed as Executive Vice President and Chief Accounting Officer of the Company and the Bank effective September 1, 2016 and is responsible for the bank’s accounting, tax and financial reporting activities. Prior to joining the Company and the Bank, Mr. Wang served in various leadership positions with Santander Bank, N.A. from 2011 to 2016, most recently as Chief Accounting Officer. Mr. Wang’s earlier management roles included those at PricewaterhouseCoopers from 2004 until 2011, where he provided assurance and business advisory services to depository and lending institutions. Mr. Wang is a Certified Public Accountant with over 19 years of accounting and finance experience working with domestic and offshore companies. Mr. Wang holds a Master of Business Administration from Temple University, as well as a Bachelor of Science in Accounting from the University of Scranton.

Former Executive Officers

James J. McKinney     Former Executive Vice President and Chief Financial Officer

Mr. McKinney previously served as Executive Vice President, Chief Financial Officer, from November 2015 until his resignation from the Company, effective November 11, 2016. Mr. McKinney also served as the Company’s Principal Accounting Officer from July 2015 to August 2016.

Thedora Nickel     Former Executive Vice President and Chief Administrative Officer

Ms. Nickel previously served as Executive Vice President, Chief Administrative Officer during 2016, until her resignation from the Company, effective March 1, 2017.

Jeffery T. Seabold     Management Vice Chair

Based on an annual review of the Company’s overall management structure and each officer’s individual responsibilities, the Board determined that, although Mr. Seabold continues to be employed as an officer of the Company, he is no longer an executive officer as defined in Securities and Exchange Commission rules. Mr. Seabold began serving as Executive Vice President and Management Vice Chair of the Company in July 2016. Prior thereto, he served as Executive Vice President and Chief Banking Officer of the Company and the Bank since April 2015, and Executive Vice President and Chief Lending Officer of the Bank since his appointment in March 2014 and as the Managing Director of Residential Lending since March 2013. Additionally, from 2011 until May 2013, Mr. Seabold served as a director of the Company and the Bank.

Steven A. Sugarman     Former President and Chief Executive Officer

Mr. Sugarman previously served as a director of the Company and the Bank from November 2010, Chief Executive Officer of the Company from September 2012 (and for a month prior, acted as co-Chief Executive Officer of the Company) and President of the

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TRANSACTIONS WITH RELATED PERSONS

Company and President and Chief Executive Officer of the Bank from November 2013. On January 23, 2017, Mr. Sugarman resigned from all positions held with the Company and the Bank. For more information see Employment Agreements—Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer.

General

The Company and the Bank may engage in transactions with the Company’s directors and executive officers, beneficial owners of more than 5 percent of the outstanding shares of the Company’s voting common stock and certain persons related to them. Except for loans by the Bank, which are governed by a separate policy, those transactions that constitute “related party” transactions under Item 404 of the Securities and Exchange Commission’s Regulation S-K are subject to the review, oversight and approval by a Board committee comprised solely of independent directors. In 2016 and prior years, the committee which approved such transactions was the then-acting Compensation, Nominating and Corporate Governance Committee.

In January 2017, our Board of Directors undertook certain actions to enhance corporate governance, which included separating the Compensation, Nominating and Corporate Governance functions into two separate board committees, with one focused on governance (including oversight responsibility for related party transactions) and one on compensation. The Board also adopted a new, written Related Party Transaction Policy, which was further enhanced in February 2017, that restricts transactions with related parties to ensure such transactions are rare, meet more rigorous standards, and are in, or do not conflict with, the best interest of the Company or the Bank. Additionally, the Board adopted a new Outside Business Activity Policy, which tightens controls on outside business activities of officers and employees and requires non-employee directors to refrain from engaging in outside business activities that create an actual or apparent conflict of interest.

New Related Party Transaction Policy
All related party transactions, as defined under the policy and other than certain pre-approved, routine transactions, must be approved in advance or ratified by the following:

◾	the Nominating and Corporate Governance Committee; or

◾

a sub-committee of the Nominating and Corporate Governance Committee, none of the members of which have had any related party transaction (other than certain pre-approved related party transactions as defined under the policy), during the current year or the two calendar years prior to their appointment to the sub-committee.

-

The subcommittee must approve the transaction if any members of the Nominating and Corporate Governance Committee have had any related party transactions (other than pre-approved related party transactions as defined under the policy), during the current year or either of the two preceding years.

-

The decisions of the sub-committee are subject to review and approval by the Nominating and Corporate Governance Committee, which coordinates its oversight of related party transactions with the Audit Committee through regular reports to the Audit Committee, including sessions with the Company’s independent auditors.

Related party transactions are broadly construed under the policy:

◾

to include any transaction in which a related party or a family member of a related party has a direct or indirect material interest, which is defined to include any interest having a value in excess of $100,000.

Related party transactions are expected to be rare.

◾	The policy provides that in reviewing related party transactions, the Nominating and Corporate Governance Committee (or sub-committee) should consider the following factors:

-

Are the terms of the related party transaction arm’s length and no more favorable to the related party or the related party’s family member than terms generally available to an unaffiliated third party?

-	What is the financial risk to the Company of the related party transaction?

-	What is the reputational risk to the Company from public disclosure of the related party transaction?

-	Would participation in the related party transaction materially impair the ability of the related party to faithfully discharge his or her duties to the Company?

-	Is the related party transaction in (or not inconsistent with) the best interests of the Company and its stockholders?

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TRANSACTIONS WITH RELATED PERSONS

◾

The policy further provides that in reviewing proposed loans to related parties, their family members and any entity in which the related party or their family members have a material interest, the Nominating and Corporate Governance Committee (or sub-committee) should consider the following criteria:

-	Will the loan be made in the ordinary course of the Bank’s business?

-	Does the loan involve a material risk of collectability or other unfavorable features?

-	Loans to directors and certain officers must comply with Regulation O of the Board of Governors of the Federal Reserve System.

-	The loan must not violate the Sarbanes-Oxley Act of 2002 or any other applicable laws.

New Outside Business Activity Policy. The Board recognizes that outside business activities may create conflicts of interest and may interfere with an individual’s responsibilities to the Company. The new Outside Business Activity Policy is intended to control the participation of employees in outside activities in order to mitigate such risks. As in the past, the Company continues to encourage active participation on the part of directors, officers and employees in service clubs and organizations fostering the betterment of the community, and the active use of various social memberships in maintaining a proper image of the Company’s organization within the community. Under the policy:

◾	All officers and employees of the Company and its subsidiaries may not engage in outside business activities, as defined in the policy, without prior written permission;

◾

Directors shall refrain from engaging in outside business activities which create an actual or apparent conflict of interest between the director and the Company unless they receive a written waiver; and

◾	The policy is administered by the Nominating and Corporate Governance Committee.

Loans to Officers and Directors

The Bank has granted loans to certain officers and directors and their related interests. Excluding the loan amounts described in detail below, loans outstanding to officers and directors and their related interests amounted to $249 thousand and $236 thousand at December 31, 2016 and 2015, respectively, all of which were performing in accordance with their respective terms as of those dates. These loans were made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. The Bank has an Employee Loan Program (the Program) which is available to all employees and offers executive officers, directors and principal stockholders that meet the eligibility requirements the opportunity to participate on the same terms as employees generally, provided that any loan to an executive officer, director or principal stockholder must be approved by the Bank’s Board of Directors. The sole benefit provided under the Program is a reduction in loan fees.

Deposits from principal officers, directors, and their related interests amounted to $2.4 million and $2.5 million at December 31, 2016 and 2015, respectively. There are certain deposits described below, which are not included in the foregoing amounts.

Transactions with Current Related Persons

Indemnification for Costs of Counsel in Connection with Special Committee Investigation, Securities and Exchange Commission Investigation and Related Matters. On November 3, 2016, in connection with the investigation by the special committee of the Company’s Board of Directors described under Proxy Statement Summary—A Fresh Perspective for California’s Bank: Focus on Corporate Governance & Recent Board and Management Changes, the Board authorized and directed the Company to provide indemnification, advancement and/or reimbursement for the costs of separate independent counsel retained by any then-current officer or director, in their individual capacity, with respect to matters related to the special committee investigation, and to advise them on their rights and obligations with respect to the investigation. At the Board’s direction, this indemnification, advancement and/or reimbursement is, to the extent applicable, subject to the indemnification agreement that each officer and director previously entered into with the Company, which includes an undertaking to repay any expenses advanced if it is ultimately determined that the officer or director was not entitled to indemnification under such agreements and applicable law. The Company is also providing indemnification, advancement and/or reimbursement for costs related to a formal order of investigation issued by the Securities and Exchange Commission on January 4, 2017.

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TRANSACTIONS WITH RELATED PERSONS

During the year ended December 31, 2016, fees and expenses incurred under the arrangement described above (which the Company paid in January 2017) included $135 thousand jointly incurred by the Company’s Interim President and Chief Financial Officer J. Francisco A. Turner and the Company’s then- (now former) Chief Financial Officer James J. McKinney. Indemnification was paid on behalf of other executive officers and directors in lesser amounts for the year ended December 31, 2016. For indemnification costs paid for former executive officers or directors, see Transactions with Related Persons—Transactions with Former Related Persons—Indemnification for Costs of Counsel for Former Executive Officers and Former Directors in Connection with Special Committee Investigation, Securities and Exchange Commission Investigation and Related Matters.

Underwriting Services. Keefe, Bruyette & Woods, Inc., a Stifel company, acted as an underwriter of public offerings of the Company’s securities in 2016, 2015 and 2014, and also acted as financial advisor for the Company’s sale of its Commercial Equipment Finance Division in 2016. Halle J. Benett, a director of the Company and the Bank, was employed as a Managing Director and Head of the Diversified Financials Group at Keefe, Bruyette & Woods, Inc. until August 31, 2016 and is entitled to receive compensation for certain deals that close subsequent to August 31, 2016 that he originated or actively managed (none involving the Company or the Bank). In addition, Mr. Benett has agreed to provide unpaid consulting services to Keefe, Bruyette & Woods, Inc., for a small number of transactions (none involving the Company or the Bank) through December 31, 2016.

The details of the financial advisory services are as follows:

◾

On October 27, 2016, the Company sold its Commercial Equipment Finance Division to Hanmi Bank, a wholly-owned subsidiary of Hanmi Financial Corporation (Hanmi). Beginning on February 1, 2016, Keefe, Bruyette & Woods provided financial advisory and investment banking services to the Company with respect to the possible sale of the division and, contingent upon the closing of the sale, received a non-refundable contingent fee from the Company of $516 thousand (less expenses, the amount was $500 thousand).

The details of the underwritten public offerings are as follows:

◾

On March 8, 2016, the Company issued and sold 5,577,500 shares of its voting common stock. Pursuant to an underwriting agreement entered into with the Company for that offering on March 2, 2016, Keefe, Bruyette & Woods, Inc. received gross underwriting fees and commissions from the Company of approximately $1.0 million (less estimated expenses, the amount was $846 thousand).

◾

On February 8, 2016, the Company issued and sold 5,000,000 depositary shares (Series E Depositary Shares) each representing a 1/40th ownership interest in a share of 7.00 percent Non-Cumulative Perpetual Preferred Stock, Series E, with a liquidation preference of $1,000 per share (equivalent to $25 per depositary share). Pursuant to an underwriting agreement entered into with the Company for that offering on February 1, 2016, Keefe, Bruyette & Woods, Inc. received gross underwriting fees and commission from the Company of approximately $944 thousand (less estimated expenses, the amount was $849 thousand).

◾

On April 8, 2015, the Company issued and sold 4,600,000 depositary shares (Series D Depositary Shares) each representing 1/40th ownership interest in a share of 7.375 percent Non-Cumulative Perpetual Preferred Stock, Series D, with a liquidation preference of $1,000 per share (equivalent to $25 per depositary share). Pursuant to an underwriting agreement entered into with the Company for that offering on March 31, 2015, Keefe, Bruyette & Woods, Inc. received gross underwriting fees and commissions from the Company of approximately $590 thousand (less expenses, the amount was $515 thousand).

◾

On April 6, 2015, the Company issued and sold $175.0 million aggregate principal amount of its 5.25 percent Senior Notes due April 15, 2025. Pursuant to a purchase agreement entered into with the Company for that offering on March 31, 2015, Keefe, Bruyette & Woods, Inc. received gross underwriting fees and commissions from the Company of approximately $263 thousand (less expenses, the amount was $221 thousand).

◾

On May 21, 2014, the Company issued and sold 5,922,500 shares of its voting common stock. Pursuant to an underwriting agreement entered into with the Company for that offering on May 15, 2014, Keefe, Bruyette & Woods, Inc. received gross underwriting fees and commissions from the Company of approximately $521 thousand (less expenses, the amount was $481 thousand).

Legion Affiliates. As reported in an amendment to a Schedule 13D filed with the Securities and Exchange Commission on March 14, 2017, Legion Partners Asset Management, LLC (Legion Partners), Legion Partners, L.P. I, Legion and its affiliates (collectively, the Legion Group) beneficially own 3,287,679 shares of the Company’s voting common stock as of March 13, 2017, which the Legion Group reported represents 6.6 percent of the Company’s total shares outstanding.

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TRANSACTIONS WITH RELATED PERSONS

Cooperation Agreement. On March 13, 2017, the Company entered into a cooperation agreement with the Legion Group (the Legion Group Cooperation Agreement). Under the terms of such agreement, among other things:

◾	The Legion Group agreed to irrevocably withdraw its notice of director nomination and submission of a business proposal.

◾

The Company agreed to conduct a search for two additional independent directors in collaboration with the Legion Group. In accordance with this provision, following a search initiated by the Company Board and after conferring with the Legion Group, the Company Board appointed Mary A. Curran and Bonnie G. Hill as new independent directors, which appointments are expected to become effective at the conclusion of the 2017 Annual Meeting. Ms. Curran and Dr. Hill will serve in Class I and Class III, respectively. Simultaneously with the effectiveness of their appointments to the Company Board, each of Ms. Curran and Dr. Hill will be appointed as a director of the Bank Board.

◾

From March 13, 2017 until the day after the Company’s 2017 Annual Meeting, the Legion Group agreed to vote all the shares of Common Stock that it beneficially owns (i) in favor of the Company’s slate of directors, (ii) against any stockholder’s nominations for directors not approved and recommended by the Board and against any proposals or resolutions to remove any director and (iii) in accordance with the Board’s recommendations on all other proposals of the Board set forth in the Company’s proxy statement except that (A) the Legion Group can vote on any matter (other than the election of directors) in accordance with the recommendations of ISS or Glass Lewis if their recommendations differ from those of the Board and (B) these voting restrictions do not apply to certain extraordinary actions including certain change in control, financing and liquidation transactions and transactions involving change in the capital structure of the Company.

◾

The Legion Group agreed to certain standstill provisions that restrict the Legion Group and its affiliates, associates and representatives, from March 13, 2017 until the day after the 2017 Annual Meeting, from, among other things, acquiring additional voting securities of the Company that would result in the Legion Group having ownership or voting interest in 10 percent or more of the outstanding shares of voting common stock, engaging in proxy solicitations in an election contest, subjecting any shares to any voting arrangements except as expressly provided in the Legion Group Cooperation Agreement, making or being a proponent of a stockholder proposal, seeking to call a meeting of stockholders or solicit consents from stockholders, seeking to obtain representation on the Board except as otherwise expressly provided in the Legion Group Cooperation Agreement, seeking to remove any director from the Board, seeking to amend any provision of the governing documents of the Company, or proposing or participating in certain extraordinary corporate transactions involving the Company.

◾	The Company agreed to reimburse the Legion Group for up to $100,000 for its legal fees and expenses incurred in connection with its investment in the Company.

PL Capital Affiliates. As reported in an amendment to a Schedule 13D filed with the Securities and Exchange Commission on February 10, 2017, PL Capital Advisors, LLC (PL Capital Advisors) and certain of its affiliates (collectively, the PL Capital Group) owned 3,427,219 shares of the Company’s voting common stock as of February 7, 2017, which the PL Capital Group reported represents 6.9 percent of the Company’s total shares outstanding.

Cooperation Agreement. On February 7, 2017, Richard J. Lashley, a managing member of PL Capital Advisors, LLC, was appointed to the Boards of Directors of the Company and the Bank, which appointments became effective February 16, 2017. Mr. Lashley was appointed as a Class I director of the Company, whose term will expire at the Company’s 2019 Annual Meeting of Stockholders. In connection with the appointment of Mr. Lashley to the Boards, on February 8, 2017, the PL Capital Group and Mr. Lashley entered into a cooperation agreement with the Company (PL Capital Cooperation Agreement), in which PL Capital Group agreed, among other matters:

◾

From February 8, 2017 until the day after the Company’s 2017 Annual Meeting (Restricted Period), the PL Capital Group agreed to vote all the shares of Common Stock that it beneficially owns (i) in favor of the Company’s slate of directors, (ii) against any stockholder’s nominations for directors not approved and recommended by the Company’s Board and against any proposals or resolutions to remove any director and (iii) in accordance with the recommendations by the Company’s Board on all other proposals of the Company’s Board set forth in the Company’s proxy statement.

◾

In addition, during the same Restricted Period, The PL Capital Group agreed to certain standstill provisions that restrict the PL Capital Group and its affiliates, associates and representatives, during the Restricted Period, from, among other

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TRANSACTIONS WITH RELATED PERSONS

things, acquiring additional voting securities of the Company that would result in the PL Capital Group having ownership or voting interest in 10 percent or more of the outstanding shares of voting common stock, engaging in proxy solicitations in an election contest, subjecting any shares to any voting arrangements except as expressly provided in the PL Capital Cooperation Agreement, making or being a proponent of a stockholder proposal, seeking to call a meeting of stockholders or solicit consents from stockholders, seeking to obtain representation on the Company’s Board except as otherwise expressly provided in the Cooperation Agreement, seeking to remove any director from the Company’s Board, seeking to amend any provision of the governing documents of the Company, or proposing or participating in certain extraordinary corporate transactions involving the Company.

◾

Pursuant to the PL Capital Cooperation Agreement, as of the quarter ended March 31, 2017, the Company also reimbursed PL Capital Group $150,000 for a portion of its legal fees and expenses incurred in connection with its investment in the Company.

Patriot Affiliates. As reported in a Schedule 13D amendment filed with the Securities and Exchange Commission on November 10, 2014, Patriot’s last public filing reporting ownership of the Company’s securities, Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together with its affiliates referred to as Patriot Partners) owned 3,100,564 shares of the Company’s voting common stock as of November 7, 2014, which Patriot reported represented 9.3 percent of the Company’s outstanding voting common stock as of that date. For the details of the transaction in which Patriot Partners acquired certain of these shares, see Transactions with Related Persons—Patriot Affiliates—Securities Purchase Agreement. In connection with the appointment of Mr. Wycoff to the Board of Directors of the Company and the Bank (described below), Mr. Wycoff filed a Form 3 with the Securities and Exchange Commission on February 24, 2017, which reported total holdings for Patriot Partners of 2,850,564 shares.

Director. On February 9, 2017, W. Kirk Wycoff, a managing partner of Patriot Partners. was appointed to the Boards of Directors of the Company and the Bank, which appointment became effective on February 16, 2017. Mr. Wycoff was appointed as a Class III director of the Company, whose term will expire at the Company’s 2018 Annual Meeting of Stockholders.

Securities Purchase Agreement. As noted above, as reported in a Schedule 13D amendment filed on November 10, 2014 with the Securities and Exchange Commission, Patriot Partners owned 3,100,564 shares of the Company’s voting common stock as of November 7, 2014, which Patriot Partners reported represented 9.3 percent of the Company’s total shares outstanding as of the dates set forth in the Schedule 13D. On April 22, 2014, the Company entered into a Securities Purchase Agreement (Patriot SPA) with Patriot Partners to raise a portion of the capital to be used to finance the BPNA Branch Acquisition. The Patriot SPA was due to expire by its terms on October 31, 2014. Prior to such expiration, the Company and Patriot Partners entered into a Securities Purchase Agreement, dated as of October 30, 2014 (New Patriot SPA). Pursuant to the New Patriot SPA, substantially concurrently with the BPNA Branch Acquisition, Patriot Partners purchased from the Company (i) 1,076,000 shares of its voting common stock at a price of $9.78 per share and (ii) 824,000 shares of its voting common stock at a price of $11.55 per share, for an aggregate purchase price of $20.0 million. In consideration for Patriot Partners’ commitment under the New SPA and pursuant the terms of the New SPA, on the closing of the sale of such shares on November 7, 2014, the Company paid Patriot Partners an equity support payment of $538 thousand and also reimbursed Patriot Partners $100 thousand in out-of-pocket expenses.

On October 30, 2014, concurrent with the execution of the New Patriot SPA, Patriot and the Company entered into a Settlement Agreement and Release (the Settlement Agreement) in order to resolve, without admission of any wrongdoing by either party, a prior dispute regarding, among other things, the proper interpretation of certain provisions of the SPA, including but not limited to the computation of the purchase price per share (the Dispute). Pursuant to the Settlement Agreement, Patriot Partners and the Company released any claims they may have had against the other party with respect to the Dispute. In addition, Patriot Partners and the Company agreed for the period beginning on the date of the Settlement Agreement and ending on December 31, 2016, that neither Patriot nor the Company would disparage the other party or its affiliates.

During the period beginning on the date of the Settlement Agreement and ending on December 31, 2016, Patriot Partners also agreed not to:

◾

institute, solicit, assist or join, as a party, any proxy solicitation, consent solicitation, board nomination or director removal relating to the Company against or involving the Company or any of its subsidiaries, affiliates, successors, assigns, directors, officers, employees, agents, attorneys or financial advisors;

◾

take any action relative to the governance of the Company that would violate its passivity commitments or vote the shares of voting common stock held or controlled by it on any matters related to the election, removal or replacement of directors or the calling of any meeting related thereto, other than in accordance with management’s recommendations included in the Company’s proxy statement for any annual meeting or special meeting;

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◾

form or join in a partnership, limited partnership, syndicate or other group, or solicit proxies or written consents of stockholders or conduct any other type of referendum (binding or non-binding) with respect to, or from the holders of, the voting common stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, voting common stock or such other securities (such other securities, together with the voting common stock, being referred to as Voting Securities), or become a participant in or assist, encourage or advise any person in any solicitation of any proxy, consent or other authority to vote any Voting Securities; or

◾

enter into any negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing.

The Company also agreed, during the same period, not to:

◾

institute, solicit, assist or join, as a party, any proxy solicitation, consent solicitation, board nomination or director removal relating to Patriot against or involving Patriot or any of its subsidiaries, affiliates, successors, assigns, officers, partners, principals, employees, agents, attorneys or financial advisors; or

◾

enter into any negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing.

CS Financial Acquisition. Effective October 31, 2013, the Company acquired CS Financial, which was controlled by Jeffrey T. Seabold (who is currently employed as Management Vice Chair and previously served as a director of the Company and the Bank) and in which certain relatives of Steven A. Sugarman (the then- (now former) Chair, President and Chief Executive Officer of the Company and the Bank) directly or through their affiliated entities also owned certain minority, non-controlling interests. Mr. Seabold is currently employed by the Bank but was determined by the Company’s Board of Directors as of March 30, 2017 to no longer fit within the category of an executive officer.

CS Financial Services Agreement. On December 27, 2012, the Company entered into a Management Services Agreement (Services Agreement) with CS Financial. On December 27, 2012, Mr. Seabold was then a member of the Board of Directors of each of the Company and the Bank. Under the Services Agreement, CS Financial agreed to provide the Bank such reasonably requested financial analysis, management consulting, knowledge sharing, training services and general advisory services as the Bank and CS Financial mutually agreed upon with respect to the Bank’s residential mortgage lending business, including strategic plans and business objectives, compliance function, monitoring, reporting and related systems, and policies and procedures, at a monthly fee of $100 thousand. The Services Agreement was recommended by disinterested members of management of the Bank and negotiated and approved by special committees of the Board of Directors of each of the Company and the Bank (Special Committees), comprised exclusively of independent, disinterested directors of the Boards. Each of the Boards of Directors of the Bank and the Company also considered and approved the Services Agreement, upon the recommendation of the Special Committees.

On May 13, 2013, the Bank hired Mr. Seabold as Managing Director and Chief Lending Officer by entering into a three-year employment agreement with Mr. Seabold (the 2013 Employment Agreement, which was amended and restated effective as of April 1, 2015). Mr. Seabold was appointed Chief Banking Officer of the Bank on April 1, 2015 and was then appointed as Executive Vice President, Management Vice Chair on July 26, 2016. Simultaneously with entering into the 2013 Employment Agreement, the Bank terminated, with immediate effect, its Services Agreement with CS Financial. For the year ended December 31, 2013, the total compensation paid to CS Financial under the Services Agreement was $439 thousand.

Option to Acquire CS Financial. Under the 2013 Employment Agreement, Mr. Seabold granted to the Company and the Bank an option (CS Call Option), to acquire CS Financial for a purchase price of $10.0 million, payable pursuant to the terms provided under the 2013 Employment Agreement. Based upon the recommendation of the Special Committees, with the assistance of outside financial and legal advisors and consultants, the Boards of Directors of the Company and the Bank, with Mr. Sugarman recusing himself from the discussions and vote due to previously disclosed conflicts of interest, approved the recommendation of the Special Committees and, pursuant to a letter dated July 29, 2013, the Company indicated that the CS Call Option was being exercised by the Bank, subject to the negotiation and execution of definitive transaction documentation consistent with the applicable provisions of the 2013 Employment Agreement and the satisfaction of the terms and conditions set forth therein.

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TRANSACTIONS WITH RELATED PERSONS

Merger Agreement. After exercise of the CS Call Option as described above, the Company and the Bank entered into an Agreement and Plan of Merger (Merger Agreement) with CS Financial, the stockholders of CS Financial (Sellers) and Mr. Seabold, as the Sellers’ Representative, and completed its acquisition of CS Financial on October 31, 2013 (the Merger).

Subject to the terms and conditions set forth in the Merger Agreement, which was approved by the Board of Directors of each of the Company, the Bank and CS Financial, at the effective time of the Merger, the outstanding shares of common stock of CS Financial were converted into the right to receive in the aggregate: (i) upon the closing of the Merger, (a) 173,791 shares (Closing Date Shares) of voting common stock, par value $0.01 per share, of the Company, and (b) $1.5 million in cash and $3.2 million in the form of a noninterest-bearing note issued by the Company to Mr. Seabold that was due and paid by the Company on January 2, 2014; and (ii) upon the achievement of certain performance targets by the Bank’s lending activities following the closing of the Merger that are set forth in the Merger Agreement, up to 92,781 shares (Performance Shares) of voting common stock ((i) and (ii), together, Merger Consideration).

Seller Stock Consideration. The Sellers under the Merger Agreement included Mr. Seabold, and the following relatives of Mr. Sugarman, Jason Sugarman (brother), Elizabeth Sugarman (sister-in-law), and Michael Sugarman (father), who each owned minority, non-controlling interests in CS Financial.

Upon the closing of the Merger and pursuant to the terms of the Merger Agreement, the aggregate shares of voting common stock issued as the consideration to the Sellers was 173,791 shares, which was allocated by the Sellers and issued as follows: (i) 103,663 shares to Mr. Seabold; (ii) 16,140 shares to Jason Sugarman; (iii) 16,140 shares to Elizabeth Sugarman; (iv) 3,228 shares to Michael Sugarman; and (v) 34,620 shares to certain employees of CS Financial. Of the 103,663 shares to be issued to Mr. Seabold, as allowed under the Merger Agreement and in consideration of repayment of a certain debt incurred by CS Financial owed to an entity controlled by Elizabeth Sugarman, Mr. Seabold requested the Company to issue all 103,663 shares directly to Elizabeth Sugarman, and such shares were so issued by the Company to Elizabeth Sugarman.

On October 31, 2014, certain of the Performance Shares were issued as follows: (i) 28,545 shares to Mr. Seabold; (ii) 1,082 shares to Jason Sugarman; (iii) 1,082 shares to Elizabeth Sugarman; and (iv) 216 shares to Michael Sugarman. An additional portion of the Performance Shares was issued on November 2, 2015 as follows: (i) 28,545 shares to Mr. Seabold; (ii) 1,082 shares to Jason Sugarman; (iii) 1,082 shares to Elizabeth Sugarman; and (iv) 216 shares to Michael Sugarman. The final tranche of the Performance Shares were issued on October 31, 2016 as follows: (i) 28,547 shares to Mr. Seabold; (ii) 1,083 shares to Jason Sugarman; (iii) 1,083 shares to Elizabeth Sugarman; and (iv) 218 shares to Michael Sugarman.

Approval of the CS Call Option, Merger Agreement and Merger. All decisions and actions with respect to the exercise of the CS Agreement Option, the Merger Agreement and the Merger (including without limitation the determination of the Merger Consideration and the other material terms of the Merger Agreement) were subject to and under the purview and authority of special committees of the Board of Directors of each of the Company and the Bank, each of which was composed exclusively of independent, disinterested directors of the Boards of Directors, with the assistance of outside financial and legal advisors. Mr. Sugarman abstained from the vote of each of the Boards of Directors of the Company and the Bank to approve the Merger Agreement and the Merger.

Transactions with Former Related Persons

The Company and the Bank have engaged in the transactions described below with persons who were at the time directors, executive officers or beneficial owners of more than 5 percent of the outstanding shares of the Company’s voting common stock or with persons related to them.

Indemnification for Costs of Counsel for Former Executive Officers and Former Directors in Connection with Special Committee Investigation, Securities and Exchange Commission Investigation and Related Matters. On November 3, 2016, in connection with the investigation by the special committee of the Company’s Board of Directors described under Proxy Statement Summary—A Fresh Perspective for California’s Bank: Focus on Corporate Governance & Recent Board and Management Changes, the Board authorized and directed the Company to provide indemnification, advancement and/or reimbursement for the costs of separate independent counsel retained by any then-current officer or director, in their individual capacity, with respect to matters related to the special committee investigation, and to advise them on their rights and obligations with respect to such investigation. At the Board’s direction, this indemnification, advancement and/or reimbursement is, to the extent applicable, subject to the indemnification agreement that each officer and director previously entered into with the Company, which includes an undertaking to repay any expenses advanced if it is ultimately determined that the officer or director was not entitled to indemnification under such

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TRANSACTIONS WITH RELATED PERSONS

agreements and applicable law. The Company is also providing indemnification, advancement and/or reimbursement for costs related to a formal order of investigation issued by the Securities and Exchange Commission on January 4, 2017.

During the year ended December 31, 2016, fees and expenses incurred under the arrangement described above (which the Company paid in January 2017) included $573 thousand incurred by the Company’s then- (now former) Chair, President and Chief Executive Officer Steven A. Sugarman. Indemnification was paid on behalf of other former executive officers and former directors in lesser amounts for the year ended December 31, 2016.

Los Angeles Football Club Loans, Naming Rights and Sponsorship. Effective August 8, 2016, the Bank provided $40.3 million out of a $145.0 million committed construction line of credit (the Stadco Loan) to LAFC Stadium Co, LLC (Stadco) for the construction of a soccer-specific stadium for the Los Angeles Football Club (LAFC) in Los Angeles, California as well as to fund the interest and fees that become due under the Stadco Loan. LAFC is a Major League Soccer expansion franchise scheduled to debut in 2018. Also effective August 8, 2016, the Bank provided $9.7 million out of a $35.0 million committed senior secured line of credit (the Team Loan) to LAFC Sports, LLC (Team) to fund distributions to LAFC Partners, LLLP (Holdco) that will be used for stadium construction, funding interest and fees that become due under such Team Loan and to pay all other fees, costs and expenses payable by the Team in connection with project costs related to the stadium construction. All of the outstanding equity interests in Stadco and Team are held by Holdco, and Holdco serves as a sole guarantor of the Team Loan described above. Minority limited partnership interests in Holdco are held by, among others, certain individuals related to Steven A. Sugarman, the Company’s and Bank’s then- (now former) Chair, President and Chief Executive Officer, namely: (i) Jason Sugarman (who is the brother of Steven A. Sugarman) and (ii) Jason Sugarman’s father-in-law, who currently serves as Executive Chair and a member of Holdco’s board of directors, which is appointed by Holdco’s general partner and primarily functions in an advisory capacity. The foregoing statements are based primarily on information provided to the Company by Holdco through its legal counsel. As of December 31, 2016, there were no outstanding advances by the Bank under the Stadco Loan, and the Bank collected $59 thousand in unused loan fees during the year ended December 31, 2016. Interest on the outstanding balance under the Stadco Loan accrues at LIBOR plus a margin. During the year ended December 31, 2016, no interest was paid by Stadco to the Bank on the Stadco Loan.

As of December 31, 2016, there were no outstanding advances by the Bank under Team Loan, and the Bank collected $18 thousand in unused loan fees during the year ended December 31, 2016. Interest on the outstanding balance under the Team Loan accrues at LIBOR plus a margin. During year ended December 31, 2016, no interest was paid by Team to the Bank on the Team Loan.

Following the closing of the Stadco Loan and the Term Loan, the Bank on August 22, 2016 reached agreement with the Team concerning, among other things, the Bank’s right to name the stadium to be operated by Stadco (the Stadium) as “Banc of California Stadium.” The August 22, 2016 agreement, which contemplated the negotiation and execution of more detailed definitive agreements between the Bank, on the one hand, and Stadco and the Team on the other hand (LAFC Transaction), also included a sponsorship relationship between the Bank and the Team with an initial term ending on the completion date of LAFC’s 15th full Major League Soccer (MLS) season, and the Bank having a right of first offer to extend the term for an additional 10 years (LAFC Term). On February 28, 2017, the Bank executed more detailed definitive agreements with LAFC and Stadco relating to the LAFC Transaction, which are subject to MLS rules and/or approval (the LAFC Agreements).

The LAFC Agreements provide that, during the LAFC Term, the Bank will have the exclusive right to name the Stadium and will be the exclusive provider of financial services to (and the exclusive financial services sponsor of) the Team and Stadco. In connection with its right to name the Stadium, the Bank will receive, among other rights, signage (including prominent exterior signage) and related branding rights throughout the exterior and interior of the Stadium facility (including exclusive branding rights within certain designated areas and venues within the facility), will receive the right to locate a Bank branch within the Stadium facility, will receive the exclusive right to install and operate ATMs in the Stadium facility, and will receive the exclusive right to process payments and provide other financial services (with certain exceptions) throughout the facility. In addition, the Bank will receive suite access for LAFC and certain other events held at the Stadium and will receive certain hospitality, event, media and other rights ancillary to its naming rights relating to the Stadium and its sponsorship rights relating to the Team. In conjunction with the LAFC Agreements, the Company expects to decrease its planned marketing and sponsorship expenses.

In exchange for the Bank’s rights as set forth in the LAFC Agreements, the Bank is required to pay to the Team (i) initially, in late March or early April 2017, $10.0 million, and (ii) thereafter the following aggregate amounts annually, on a quarterly basis: for the Team’s 2018 MLS season, $5.3 million; for 2019, $5.4 million; for 2020, $5.5 million; for 2021, $5.6 million; for 2022, $5.7 million; for 2023, $5.8 million; for 2024, $5.9 million; for 2025, $6.0 million; for 2026, $6.1 million; for 2027, $6.2 million; for 2028, $6.3 million; for 2029, $6.4 million; for 2030, $6.5 million; for 2031, $6.6 million; and for 2032, $6.7 million (collectively, the Aggregate Payments).

As of December 31, 2016, the various entities affiliated with LAFC held $76.0 million of deposits at the Bank.

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TRANSACTIONS WITH RELATED PERSONS

Consulting Agreement with the Bank. On August 4, 2016, the Bank entered into a Management Services Agreement with Carlos Salas, who was, at the time, the Chief Executive Officer of COR Clearing LLC (COR Clearing) and Chief Financial Officer of COR Securities Holding, Inc. (CORSHI). Steven A. Sugarman, the then- (now former) Chair, President and Chief Executive Officer of the Company and the Bank, is the Chief Executive Officer, as well as a controlling equity owner, of both COR Clearing and CORSHI. For management consulting and advisory services provided to the Bank through the termination of the management services agreement on November 30, 2016, Mr. Salas earned $108 thousand in fees. On December 1, 2016, Mr. Salas became a full-time employee of the Bank and tendered his resignation from his positions as Chief Executive Officer of COR Clearing and Chief Financial Officer of CORSHI effective upon the orderly transition of his duties, but in no case later than March 31, 2017. Mr. Salas earned $17 thousand as a full time employee of the Bank through the year ended December 31, 2016. Mr. Salas separated from the Bank on February 1, 2017.

TCW Affiliates. TCW Shared Opportunity Fund V, L.P. (SHOP V Fund), an affiliate of The TCW Group, Inc., initially became a holder of the Company’s voting common stock and non-voting common stock as a lead investor in the November 2010 recapitalization of the Company (the Recapitalization). In connection with its investment in the Recapitalization, SHOP V Fund also was issued by the Company an immediately exercisable five-year warrant (the SHOP V Fund Warrant) to purchase 240,000 shares of non-voting common stock or, to the extent provided therein, shares of voting common stock in lieu of non-voting common stock. SHOP V Fund was issued shares of non-voting common stock in the Recapitalization because at that time, a controlling interest in TCW Asset Management Company, the investment manager to SHOP V Fund, was held by a foreign banking organization, and in order to prevent SHOP V Fund from being considered a bank holding company under the Bank Holding Company Act of 1956, as amended, the number of shares of voting common stock it purchased in the Recapitalization had to be limited to 4.99 percent of the total number of shares of voting common stock outstanding immediately following the Recapitalization. For the same reason, the SHOP V Fund Warrant could be exercised by SHOP V Fund for voting common stock in lieu of non-voting common stock only to the extent SHOP V Fund’s percentage ownership of the voting common stock at the time of exercise would be less than 4.99 percent as a result of dilution occurring from additional issuances of voting common stock subsequent to the Recapitalization.

In 2013, the foreign banking organization sold its controlling interest in TCW Asset Management Company, eliminating the need to limit SHOP V Fund’s percentage ownership of the voting common stock to 4.99 percent. As a result, on May 29, 2013, the Company and SHOP V Fund entered into a Common Stock Share Exchange Agreement, dated May 29, 2013 (Exchange Agreement), pursuant to which SHOP V Fund could from time to time exchange its shares of non-voting common stock for shares of voting common stock issued by the Company on a share-for-share basis, provided that immediately following any such exchange, SHOP V Fund’s percentage ownership of voting common stock did not exceed 9.99 percent. The shares of nonvoting common stock that could be exchanged by SHOP V Fund pursuant to the Exchange Agreement included the shares of non-voting common stock it purchased in the Recapitalization, the additional shares of non-voting common stock SHOP V Fund acquired subsequent to the Recapitalization pursuant to the Company’s Dividend Reinvestment Plan and any additional shares of non-voting common stock that SHOP V Fund acquired pursuant to its exercise of the SHOP V Fund Warrant.

On December 10, 2014, SHOP V Fund and two affiliated entities, Crescent Special Situations Fund Legacy V, L.P. (CSSF Legacy V) and Crescent Special Situations Fund Investor Group, L.P. (CSSF Investor Group), entered into a Contribution, Distribution and Sale Agreement pursuant to which SHOP V Fund agreed to transfer shares of non-voting common stock and portions of the SHOP V Fund Warrant to CSSF Legacy V and CSSF Investor Group. Also on December 10, 2014, SHOP V Fund, CSSF Legacy V, CSSF Investor Group and the Company entered into an Assignment and Assumption Agreement pursuant to which all of SHOP V Fund’s rights and obligations under the Exchange Agreement with respect to the shares of non-voting common stock transferred by it to CSSF Legacy V and CSSF Investor Group pursuant to the Contribution, Distribution and Sale Agreement were assigned to CSSF Legacy V and CSSF Investor Group, including the right of SHOP V Fund to exchange such shares for shares of voting common stock on a one-for-one basis.

Based on a Schedule 13G amendment filed with the Securities and Exchange Commission on February 12, 2015, The TCW Group’s last public filing reporting ownership of the Company’s securities, as of December 31, 2014, The TCW Group, Inc. and its affiliates held 1,318,462 shares of voting common stock (which included, for purposes of this calculation, the 240,000 shares of stock underlying the as yet unexercised SHOP V Fund Warrant). On June 3, 2013, January 5, 2015, January 20, 2015, and March 16, 2015, SHOP V Fund or CSSF Legacy V or CSSF Investor Group exchanged 550,000 shares, 522,564 shares, 86,620 shares, and 934 shares, respectively, of non-voting common stock for the same number of shares of voting common stock. In addition, on August 3, 2015, the SHOP V Fund Warrant, which was held in separate portions by CSSF Legacy V and CSSF Investor Group, was exercised in full using a cashless (net) exercise, resulting in a net number of shares of non-voting common stock issued in the aggregate of 70,690, which were immediately thereafter exchanged for an aggregate of 70,690 shares of voting common stock. Based on automatic adjustments to the original $11.00 exercise price of the SHOP V Fund Warrant, the exercise price at the time of exercise was $9.13 per share. As a result of these exchanges and exercises The TCW Group, Inc. and its affiliates no longer hold any shares of non-voting common stock or warrants to

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acquire stock. Based on TCW Group’s prior report of owning 1,318,462 shares of the Company’s voting common stock, TCW Group, Inc. would have owned 2.7 percent of the Company’s outstanding voting common stock as of December 31, 2016.

Oaktree Affiliates. As reported in a Schedule 13G filed with the Securities and Exchange Commission on January 16, 2015, OCM BOCA Investor, LLC (OCM), an affiliate of Oaktree Capital Management, L.P., owned 3,288,947 shares of the Company’s voting common stock as of November 7, 2014, which OCM reported represented 9.9 percent of the Company’s total shares outstanding as of the dates set forth in the Schedule 13G. For the details of the transaction in which OCM acquired these shares, see Transactions with Related Persons—Oaktree Affiliates—Securities Purchase Agreement. However, as reported in a Schedule 13G amendment filed with the Securities and Exchange Commission on February 12, 2016 OCM and its affiliates owned 671,702 shares of the Company’s voting common stock as of December 31, 2016, which OCM reported represented less than 5 percent of the Company’s total shares outstanding.

Loans. Effective September 30, 2015, the Bank provides a $15.0 million committed revolving line of credit to Teleios LS Holdings DE, LLC and Teleios LS Holdings II DE, LLC (Teleios), which generate income through the purchase, monitoring, maintenance and maturity of life insurance policies. At the time the facility was executed, the Teleios entities were hedge funds in which Oaktree Capital Management L.P. or one of its affiliates was a controlling investor.

Advances under the Teleios line of credit are secured by life insurance policies purchased by Teleios that have a market value in excess of the balance of the advances under the line of credit. As of December 31, 2016 and 2015, outstanding advances by the Bank (and the largest aggregate amount outstanding) under the Teleios line of credit were $15.0 million and $3.6 million, respectively. Interest on the outstanding balance under the Teleios line of credit accrues at the Prime Rate plus a margin. During the years ended December 31, 2016 and 2015, $2.0 million and no principal, respectively, and $462 thousand and $14 thousand in interest, respectively, was paid by Teleios on the line of credit to the Bank.

Effective June 26, 2015, the Bank provided a $35.0 million committed revolving repurchase facility, which was increased to $45.0 million (the Sabal repurchase facility) effective October 7, 2016, to Sabal TL1, LLC, a Delaware limited liability company, with a maximum funding amount of $55.0 million in certain situations. At the time the facility was executed, Sabal TL1, LLC was controlled by an affiliate of Oaktree Capital Management, L.P. Under the Sabal repurchase facility; commercial mortgage loans originated by Sabal are purchased from Sabal by the Bank, together with a simultaneous agreement by Sabal to repurchase the commercial mortgage loans from the Bank at a future date. The advances under the Sabal repurchase facility are secured by commercial mortgage loans that have a market value in excess of the balance of the advances under the facility. During the years ended December 31, 2016 and 2015, the largest aggregate amount of principal outstanding under the Sabal repurchase facility was $55.1 million and $26.3 million, respectively. The amount outstanding as of December 31, 2016 and 2015 was $22.6 million and $26.3 million, respectively. Interest on the outstanding balance under the Sabal repurchase facility accrues at the six month LIBOR rate plus a margin. $514.1 million and $105.0 million in principal, respectively, and $1.1 million and $252 thousand in interest, respectively, were paid by Sabal on the facility to the Bank during the years ended December 31, 2016 and 2015.

Securities Purchase Agreement. As noted above, as reported in a Schedule 13G filed with the Securities and Exchange Commission on January 16, 2015, OCM owned 3,288,947 shares of the Company’s voting common stock. OCM purchased these shares from the Company on November 7, 2014 at a price of $9.78 per share pursuant to a securities purchase agreement entered into on April 22, 2014 (and amended on October 28, 2014) in order for the Company to raise a portion of the capital to be used to finance the acquisition of select assets and assumption of certain liabilities by the Bank from Banco Popular North America (BPNA) comprising BPNA’S network of 20 California branches (the BPNA Branch Acquisition), which was completed on November 8, 2014. In consideration for its commitment under the securities purchase agreement, OCM was paid at closing an equity support payment from the Company of $1.6 million.

Management Services. Approximately nine months before OCM became a stockholder of the Company, certain affiliates of Oaktree Capital Management, L.P. (collectively, the Oaktree Funds) entered into a management agreement, effective January 30, 2014, as amended (the Management Agreement), with The Palisades Group, which was then a wholly owned subsidiary of the Company.

Pursuant to the Management Agreement, The Palisades Group serves as the credit manager of pools of single family residential mortgage loans held in securitization trusts or other vehicles beneficially owned by the Oaktree Funds. Under the Management Agreement, The Palisades Group is paid a monthly management fee primarily based on the amount of certain designated pool assets and may earn additional fees for advice related to financing opportunities. During the period from January 1, 2016 through May 5, 2016 (the date the Company sold its membership interests in The Palisades Group) and the years ended December 31,

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2015 and 2014, the Oaktree Funds paid The Palisades Group $1.0 million, $5.1 million, and $5.3 million as management fees, respectively, which in some instances represents fees for partial year services. In addition to the Management Agreement, the Bank may from time to time in the future enter into lending transactions with portfolio companies of investment funds managed by Oaktree Capital Management, L.P.

St. Cloud Affiliates. On November 24, 2014, the Bank invested as a limited partner in an affiliate of St. Cloud Capital LLC (St. Cloud). Based on a Schedule 13G amendment filed with the Securities and Exchange Commission on February 14, 2012, St. Cloud’s last public filing reporting ownership of the Company securities, St. Cloud holds 700,538 shares of the Company’s voting common stock (approximately 1.4 percent of the Company’s outstanding voting common shares as of December 31, 2016). The affiliate is St. Cloud Capital Partners III SBIC, LP (the Partnership), which applied for a license granted by the U.S. Small Business Administration to operate as a debenture Small Business Investment Company (SBIC) under the Small Business Investment Act of 1958 and the regulations promulgated thereunder. The Community Reinvestment Act of 1977 expressly identifies an investment by a bank in an SBIC as a type of investment that is presumed by the regulatory agencies to promote economic development. The Boards of Directors of the Company and the Bank approved the Bank’s investment. The Bank has agreed to invest a minimum of $5.0 million, but up to $7.5 million as long as the Bank’s limited partnership interest in the Partnership remains under 9.9 percent.

Other affiliated funds of St. Cloud have previously invested in CORSHI, of which Steven A. Sugarman (the former Chair, President and Chief Executive Officer of the Company and the Bank) is the Chief Executive Officer as well as a controlling stockholder (both directly and indirectly). St. Cloud Capital Partners III SBIC, LP has provided oral representations to the Bank that the Partnership will not make any investments in COR Securities Holdings, Inc.

As of December 31, 2016, St. Cloud entities held $1 thousand in deposits at the Bank.

Consulting Services to the Company. On May 15, 2014, the disinterested members of the Board of Directors of the Company approved a strategic advisor agreement with Chrisman & Co. pursuant to which Chrisman & Co. would provide strategic advisory services for the Company. Timothy Chrisman, who retired from the Company’s Board on May 15, 2014 upon the expiration of the term of his directorship after the Company’s 2014 annual meeting of stockholders, is the Chief Executive Officer and founding principal of Chrisman & Co. The term of the strategic advisor agreement was for a period of one year, which ended on May 15, 2015. For services performed during the term of the agreement, a fixed annual advisory fee of $200 thousand was paid to Chrisman & Co. during the year ended December 31, 2014 and no additional fees were paid during the year ended December 31, 2015.

Consulting Services to Palisades. The Company completed the sale of its subsidiary, The Palisades Group, on May 5, 2016, which it originally acquired on September 10, 2013. The information included herein is based on information known to the Company as of May 5, 2016, the date the Company completed the sale of The Palisades Group. Effective as of July 1, 2013, prior to the Company’s acquisition of The Palisades Group, The Palisades Group entered into a consulting agreement with Jason Sugarman, the brother of the Company’s and the Bank’s then-(now former) Chair, President and Chief Executive Officer, Steven A. Sugarman. Jason Sugarman has historically provided advisory services to financial institutions and other institutional clients related to investments in residential mortgages, real estate and real estate related assets and The Palisades Group entered into the consulting agreement with Jason Sugarman to provide these types of services. The consulting agreement is for a term of five years, with a minimum payment of $30 thousand owed at the end of each quarter (or $600 thousand in aggregate quarterly payments over the five-year term of the agreement). These payments do not include any bonuses that may be earned under the agreement. Effective as of March 26, 2015, the bonus amount earned by Jason Sugarman for consulting services he provided during the year ended December 31, 2014 was credited in satisfaction and full discharge of all then currently accrued but unpaid quarterly payments as well as any future quarterly payments specified under the consulting agreement, but not against any future bonuses that he may earn under the consulting agreement. During the period from January 1, 2016 through May 5, 2016 (the date the Company sold its membership interests in The Palisades Group), no bonus amounts were earned by Jason Sugarman under the consulting agreement. For the years ended December 31, 2015, 2014 and 2013 minimum and bonus amounts earned by Jason Sugarman under the consulting agreement totaled $30 thousand, $1.2 million, and $121 thousand, respectively. The consulting agreement may be terminated at any time by either The Palisades Group or Jason Sugarman upon 30 days prior written notice. The consulting agreement with Jason Sugarman was reviewed as a related party transaction and approved by the then-acting Compensation, Nominating and Corporate Governance Committee and approved by the disinterested directors of the Board. As of May 5, 2016, the Company has no direct or indirect obligation under the consulting agreement, as the agreement was entered into between Jason Sugarman and The Palisades Group, and the Company completed the sale of The Palisades Group on that date.

Lease Payment Reimbursements for Palisades. At the time it was acquired by the Company, The Palisades Group occupied premises in Santa Monica, California leased by COR Securities Holding, Inc. (CORSHI). Steven A. Sugarman, the then- (now former) Chair, President

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and Chief Executive Officer of the Company and the Bank, is the Chief Executive Officer, as well as a controlling stockholder (both directly and indirectly), of CORSHI. In light of the benefit received by The Palisades Group of its occupancy of the Santa Monica premises, the disinterested directors of the Company’s Board ratified reimbursement to CORSHI for rental payments made for the Santa Monica premises for the period from September 16, 2013 through June 27, 2014, the last date The Palisades Group occupied the premises. The Palisades Group negotiated with an unaffiliated third party a lease for new premises and occupied those premises on June 27, 2014.

The aggregate amounts of rent payments reimbursed to CORSHI from September 16, 2013 through December 30, 2013 were $40 thousand. In addition, the Company reimbursed CORSHI for a $34 thousand security deposit and The Palisades Group, in turn, reimbursed the Company for this cost. For the period from January 1, 2014 through June 27, 2014, CORSHI granted The Palisades Group a rent abatement equal to the $34 thousand security deposit and, combined with additional payments, The Palisades Group paid leasing costs totaling $58 thousand to CORSHI for that same time period. The then-acting Compensation, Nominating and Corporate Governance Committee of the Board monitored all the reimbursement costs and reviewed the aggregate reimbursement costs.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

In this section, we describe the material components of our executive compensation program, the material compensation policy decisions we have made under those programs since January 1, 2016 and the measurable factors we took into consideration in making compensation decisions for our “Named Executive Officers” set forth below, whose compensation earned or paid for 2016 is set forth in a series of tables following this section.

Our Named Executive Officers for Fiscal Year 2016:
Steven A. Sugarman	Former President and Chief Executive Officer
J. Francisco A. Turner	Interim Chief Financial Officer, Interim President and Chief Strategy Officer
Hugh F. Boyle	Interim Chief Executive Officer, Chief Risk Officer
John C. Grosvenor	General Counsel and Corporate Secretary
Jeffrey T. Seabold	Management Vice Chair
James J. McKinney	Former Chief Financial Officer and Principal Accounting Officer

The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program. Based on an annual review and analysis of our executive officers that occurs each year, our Board has determined that as of March 30, 2017 Mr. Seabold will no longer be designated as an executive officer.

In this section, we refer to the then-acting Compensation, Nominating and Corporate Governance Committee for actions taken during 2016 and the Compensation Committee for actions taken in 2017. On January 18, 2017, we separated our Compensation, Nominating and Corporate Governance Committee into two committees, with one focused on compensation-related matters and the other focused on nominating and corporate governance-related matters.

Our Business Strategy

Banc of California was recapitalized in 2010 with the vision of being California’s Bank. At the time, with assets of $700 million, and in the aftermath of the financial crisis, the Company set out to build a California-focused financial institution which could replace a portion of the lending to California businesses and entrepreneurs that was lost during the financial crisis. During the financial crisis, many banks pulled back on lending to California, or even worse, failed or were acquired by out of state institutions. The end result was the near elimination of all purely California-based and California-focused regional banks. Banc of California filled that void by emerging as the only mid-sized bank focused exclusively on California.

Over the past six years, the Company has assembled a broad and deep team of experienced bankers and entrepreneurs to serve the diverse needs of California’s depositors and borrowers. Banc of California’s accomplishments have been recognized by being named to Forbes Magazine’s list of the Best Banks in America for the past two consecutive years. Additionally, Banc of California was awarded an Outstanding Rating from the Office of the Comptroller of the Currency for community development.

A Fresh Perspective for California’s Bank: Focus on Corporate Governance & Recent Changes

Our vision is to be California’s Bank and our mission is to empower California’s diverse businesses, entrepreneurs and communities. During the past five years, our Company grew from slightly less than $1 billion in assets as of January 1, 2012 to more than $10 billion in assets as of December 31, 2016 and we exhibited strong profitability and improved asset quality.

As we move forward in 2017, our Board is refocusing our business and has taken decisive and significant action to:

◾	enhance our corporate governance;

◾	refresh our Board and management;

◾	engage with stockholders; and

◾	refresh our compensation practices.

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COMPENSATION DISCUSSION AND ANALYSIS

## Governance Changes

**June 30, 2016**

**January 23, 2017**

The Board announced:

**January 29, 2017**

**February 7, 2017**

**March 30, 2017**

## Board and Management Changes

**January 23, 2017**

- Former Board Chair (and former Chief Executive Officer) Steven A. Sugarman resigned.
- **Robert D. Sznewajs** appointed as independent Board Chair.
- The Board appointed **Hugh F. Boyle** and **J. Francisco A. Turner** to act as the Interim Chief Executive Officer and Interim President, respectively.

**Week of January 23, 2017**

The Board formed a Chief Executive Officer search committee and engaged **KornFerry** to assist.

**February 7, 2017**

- Independent director **Richard J. Lashley**, affiliated with PL Capital Group, a significant stockholder of the Company, was appointed to the Board effective as of February 16, 2017.
- Former Lead Independent Director Chad T. Brownstein retired.

**February 9, 2017**

Independent director **W. Kirk Wycoff**, affiliated with Patriot Partners, a significant stockholder of the Company, was appointed to the Board effective as of February 16, 2017.

**February 14, 2017**

Engaged **KornFerry** to recruit additional directors.

**March 1, 2017**

Engaged **Berkeley Research Group** to conduct an assessment of the skills and overall governance of the Board.

**March 13, 2017**

Agreed to search for two additional independent directors pursuant to a cooperation agreement entered into with Legion Group, a significant stockholder of the Company.

**March 30, 2017**

- Based on the feedback from **Berkeley Research Group** and with the assistance of **KornFerry**, and after conferring with Legion Group, the Board appointed **Mary A. Curran** and **Bonnie G. Hill** as directors, which appointments are expected to become effective at the conclusion of the Annual Meeting.
- Director Eric L. Holoman informed the Company of his decision not to stand for re-election at the Annual Meeting; his current term will end at the conclusion of the Annual Meeting.

June 30, 2016 Adopted majority voting for uncontested director elections with a mandatory resignation standard for incumbent directors not re-elected.
January 23, 2017 The Board announced: Separation of the roles of Chief Executive Officer and Board Chair. Appointment of a new independent Board Chair. Elimination of the Executive Committee, in order to enhance participation by all Board Members. Separation of compensation, nominating and corporate governance function into two separate board committees. A comprehensive review of the Company’s governance. January 29, 2017
Adopted a new Related Party Transaction Policy and further refined the policy in February.
February 7, 2017 Revised the Board director compensation structure, including higher stock ownership thresholds.
Lowered the threshold for number of directors needed to call special meeting of the Board (other than for special meetings called by the Board Chair) from one third of the directors to two directors. Adopted a new Outside Business Activities Policy which tightens controls on activities involving actual or apparent conflicts of interest.
March 30, 2017 Based on feedback received during our stockholder outreach efforts, the Board;
Proposed amendments to the Company’s charter, subject to approval by stockholders at the Annual Meeting to:
declassify the Board;
allow for removal of directors with or without cause by majority vote of stockholders;
generally eliminate the super majority vote requirement for stockholders to amend the Company’s bylaws; and
remove all super majority vote requirements to amend certain provisions of the charter.
Amended our bylaws to make it easier for stockholders to submit proposals or nominate director conciliates by:
simplifying the information required to be provided to the Company; and
changing the general submission period for these proposals.

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COMPENSATION DISCUSSION AND ANALYSIS

Stockholder Outreach

During the first quarter of 2017, our new independent Board Chair led an outreach effort in partnership with the Company’s Investor Relations team, to facilitate a dialogue and to communicate directly with our largest stockholders regarding a broad range of governance and strategic topics. The outreach efforts targeted stockholders representing collectively over 75 percent of our outstanding voting common shares as of year-end 2016. Our refreshed Board values investor relationships and the views of stockholders and these engagement efforts provided us with a valuable understanding of investor views. The feedback received from investors in these meetings, has informed the Board’s view and actions on governance matters and policies as well as the Board’s changes to the executive compensation program.

2017 Compensation Refresh

In 2017, the Compensation Committee engaged outside counsel Morrison & Foerster, compensation consultant Pearl Meyer and Equilar to revisit the overall compensation approach given concerns expressed by institutional stockholders and their advisors. The Compensation Committee is in the midst of a comprehensive review of our executive compensation program, with the goals of:

•	creating a more transparent compensation structure;

•	targeted compensation as compared to peer banks;

•	delivering more uniform incentive awards to the executive team on an annual basis;

•	better aligning our pay with our performance using balanced financial performance metrics to promote growth and profitability while also ensuring the safety and soundness of the Bank; and

•	adopting policies to mitigate the risk of the overall executive compensation program.

Based on the outreach to major institutional investors and other factors, the Compensation Committee approved several significant changes to the program for 2017.

Recoupment Policy Implementation

On March 29, 2017, the Compensation Committee approved an enhanced recoupment policy that provides the Board with the ability to recover or cancel cash incentive compensation and equity awards granted to officers beginning with the 2017 awards. The Board is committed to strong corporate governance and the integrity of the Company’s financial statements. Under the recoupment policy, if we are required to restate the Company’s financial statements to correct a material error, or if the Board determines that a financial, operational or other performance metric used to determine the grant, vesting, payment or issuance of incentive compensation was calculated incorrectly, the Board will, if it determines in its sole discretion that it is appropriate, feasible and in the best interests of the Company and its stockholders, cause the forfeiture of outstanding incentive compensation awards and require reimbursement of all or part of the incentive compensation previously granted, vested, paid or issued, in each case, in the amount by which the incentive compensation exceeded the amount that would have been granted, vested, paid or issued based on the restated financial statements or correctly calculated metric.

The policy also provides for recoupment of gain realized from the sale of shares received under an incentive compensation award to the extent the shares would have been subject to recoupment, and for recoupment or forfeiture of awards in such amount as the Board determines from any officer who engages in illegal, fraudulent, or dishonest conduct that has or could materially adversely affect us, or that contributed to the grant, vesting, payment or issuance of incentive compensation to the officer that was greater than what would have been granted, vested, paid or issued in the absence of the misconduct.

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COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2017 Annual Incentive Plan

After a review of institutional stockholder and advisor comments regarding prior cash incentives, a review of the key strategic objectives of the Company for 2017, and design alternatives to provide risk mitigators in the plan design, the Compensation Committee approved a revised annual incentive plan structure for 2017. Our program is intended to provide a target annual cash incentive to each Named Executive Officer who remains an executive officer as of the date of this proxy statement as a percent of the officer’s salary, for achieving key annual performance objectives for the year that are set by our compensation committee in the first quarter. Each executive has the opportunity to earn between a threshold and maximum amount based on the degree of achievement of the performance objectives. For 2017, the annual incentive opportunity for each current Named Executive Officer who remains an executive officer as of the date of this Proxy Statement is as follows:

		Annual Incentive Opportunity as a % of Salary
Name	Title	Threshold	Target	Maximum
Boyle	Interim Chief Executive Officer	37.5%	75%	112.5%
Turner*	Interim Chief Financial Officer, Interim President, Chief Strategy Officer	50%	100%	150%
Grosvenor	General Counsel and Corporate Secretary	25%	50%	75%

*

Annual Incentive Opportunity as per Mr. Turner’s Annual Bonus provision under his employment contract. Mr. Turner is also eligible to receive an Incentive Bonus under his employment contract equal to the Annual Bonus subject to additional performance criteria as established by the Compensation Committee.

Each Named Executive Officer who remains an executive officer as of the date of this Proxy Statement is eligible to receive awards based on achieving both corporate performance metrics and individual or business unit goals. Each of these Named Executive Officers are eligible to earn 80 percent of their target incentive award based on corporate performance metrics, with the remainder earned for achieving specific individual or group objectives.

Performance Objective	Percent of Objective Cash Incentive	Threshold Performance	Target Performance	Maximum Performance
Core Deposit Growth*	25%	Targets are based on the Company’s Board-approved annual operating plan.
ROAA	25%	0.91%	1.02%	1.10%
Classified Assets to Total Assets (%)	25%	70th Percentile of Peers	80th Percentile of Peers	90th Percentile of Peers
Adjusted Efficiency Ratio (%)	25%	57.7%	54.5%	51.5%

*

We define core deposits as noninterest-bearing deposits, interest-bearing demand deposits, NOW accounts, IRA accounts and money market accounts. The Compensation Committee excludes institutional banking deposits and certificate of deposits in our core deposit goal for the annual incentive plan.

In addition to utilizing several metrics, the annual incentive plan has additional provisions to mitigate risk, including a performance gate based on maintaining a specific Capital Ratio (Common Equity Tier 1 Capital Ratio), below which no payouts, including the amounts related to individual or group objectives, will occur under the plan. The Compensation Committee and the Board also reserve the right to apply negative discretion to any calculated payments as needed to reflect the business environment and market conditions that may affect the Bank’s performance and incentive plan funding and meet applicable legal and regulatory requirements. The awards are also subject to the recently enhanced recoupment policy.

In addition, after appointment of the Interim Chief Executive Officer and Interim Chief Financial Officer, the Compensation Committee approved interim cash incentive opportunities for each officer to recognize their additional roles and responsibilities in the amount of $350,000 and $250,000, respectively. These interim cash incentives are subject to certain performance criteria being achieved.

Fiscal Year 2017 Equity Awards

Given the feedback from stockholders regarding the desirability to provide performance-contingent equity (PSUs), the Compensation Committee approved revisions to our philosophy regarding long-term incentive awards to include a performance requirement for 50 percent of the annual award of restricted stock units issued to each Named Executive Officer. Due to outstanding contractual obligations, Mr. Turner’s 2017 awards did not meet the Compensation Committee’s stated philosophy in regards to the mix of time-

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COMPENSATION DISCUSSION AND ANALYSIS

vested and performance contingent awards. The 2017 PSUs are subject to two goals, growth in Earnings per Share over a three-year period beginning January 1, 2017 and ending December 31, 2019 (after adjusting for share repurchases), and our Total Stockholder Return relative to a select group of comparators over the same period. The balance of the award was issued in restricted stock awards with a four-year ratable vesting schedule.

2017 Annual Equity Awards

The following are the 2017-2019 corporate target performance measures and corresponding award opportunities approved for the Company’s executive officers

Performance Corresponding to Threshold, Target and Maximum Payouts
Performance Measure	Threshold (50% of Target Shares)	Target Shares	Maximum (150% of Target Shares)
2019 Diluted EPS	95% of Targeted Performance	Targeted Performance	105% of Targeted Performance
Relative TSR	40th Percentile	50th Percentile	75th Percentile

As with the annual incentive plan, both the time-vested restricted stock units and the PSUs have additional provisions to mitigate risk, including a performance gate based on maintaining a specific Capital Ratio level (Common Equity Tier 1 Capital Ratio), below which no payouts will occur under the plan. The Committee also maintains the ability to reduce the awards below the calculated award levels. The PSUs are also subject to the recoupment policy. For the portion of the annual equity award where payout is conditioned on our performance relative to peers, the awards are also subject to a maximum payout at target to the extent our absolute total stockholder return for the three-year period is negative, regardless of our relative performance.

Revisiting the Peer Group for future Compensation Decisions. In connection with the refreshment of compensation practices, the Compensation Committee also reviewed the prior peer group with assistance from Pearl Meyer and on March 31, 2017, approved revisions to better align compensation peers to the size of the Company. The revised peer group is as follows:

Company	State	Total Assets ($B)
Banner Corporation	WA	$ 9.8
BofI Holding, Inc.	CA	$ 8.2
Capital Bank Financial Corp.	NC	$ 9.9
Columbia Banking System, Inc.	WA	$ 9.5
CVB Financial Corp.	CA	$ 8.1
Customers Bancorp, Inc.	PA	$ 9.4
FCB Financial Holdings, Inc.	FL	$ 9.1
Hilltop Holdings Inc.	TX	$12.7

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COMPENSATION DISCUSSION AND ANALYSIS

Company	State	Total Assets ($B)
Home BancShares, Inc.	AR	$ 9.8
LegacyTexas Financial Group, Inc.	TX	$ 8.4
Old National Bancorp.	IN	$14.9
Opus Bank	CA	$ 7.9
Pinnacle Financial Partners, Inc.	TN	$11.2
Simmons First National Corporation	AR	$ 8.4
South State Corporation	SC	$ 8.9
Sterling Bancorp	NY	$14.2
Washington Federal, Inc.	WA	$15.0
Peer Average		$10.3
Peer Median		$ 9.5
Banc of California	CA	$11.0
Percentile Rank of Banc of California		71

Our Corporate Values and the Philosophy and Objectives of Our Compensation Program

Our Vision	Our vision is to be California’s Bank.
Our Mission	Our mission is to empower California’s diverse businesses, entrepreneurs and communities.
Our Core Values	Our core values are operational excellence, superior analytics, and entrepreneurialism.
Our New Guiding Principles

We have new guiding principles supported by four pillars that give us a fresh perspective on our 2017 business outlook and our 2017 compensation program:

•    responsible and disciplined growth;

•    strong and stable asset quality;

•    focus and optimization of our business; and

•    strong corporate governance.

Our Mission, Vision, Core Values and New Guiding Principles guide our compensation programs. Our compensation programs are designed to accomplish the following:

◾

Allow the Company to compete for, hire and retain skilled and talented executives critical to our success today, as well as the capabilities to fulfill the future growth and complexity required by the pursuit of our mission, vision, core values and strategic plan.

◾

Incent executives to achieve our strategic objectives without undue risk-taking. Our vision and mission guide our strategic plans and, in turn, determine the compensation programs we use to incent executives to achieve strategic objectives.

◾

Reward long-term growth and profitability. Encourage achievement of key operating objectives, such as growth in deposits, prudent lending and enduring customer relationships, growth of operating earnings and earnings per share and, ultimately, in attaining an increased market price for our stock.

◾

Recognize and reward the success of the management team as a whole in managing the Company, and use that overall performance as the basis for determining overall compensation, taking into consideration pertinent economic conditions, interest rate trends, and the competitive market environment.

◾	Recognize and reward individual achievement and contributions that is consistent with our long-term objectives and core values.

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COMPENSATION DISCUSSION AND ANALYSIS

◾

Align executive compensation with interests of stockholders. We seek to have the long-term performance of our stock reflected in executive compensation through our stock option, restricted stock grants and other equity incentive programs. Our approach to compensating management includes a review of all incentive programs to avoid imprudent risk-taking and to promote safety and soundness. We believe that compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives.

◾	Use performance based compensation where appropriate to link the success of the executive with the success of the Company.

Our 2016 Performance Highlights

Our 2016 performance highlights include:

◾

Recorded net income of $115 million for 2016, an increase of 86 percent from 2015 with earnings per share of $1.94, return on average assets of 1.1 percent, and return on average tangible common equity of 16.5 percent.

◾	Increased recurring, spread-based revenues as net interest income totaled $326 million for 2016, an increase of $102 million, or 46 percent, from 2015.

◾

Improved efficiencies as the efficiency ratio, as adjusted to include the pre-tax effect of investments in alternative energy partnerships,* for 2016 declined to 67 percent, down from 75 percent for 2015, 88 percent for 2014 and 92 percent for 2013.

◾	Increased tangible book value per share, including shares issuable under purchase contracts*, to $13.14 at year-end 2016, up 26 percent from $10.44 at year-end 2015.

◾

Improved credit quality as ratio of nonperforming assets to total assets declined to 0.16 percent at year-end 2016, compared to 0.56 percent at year-end 2015, 0.65 percent at year-end 2014 and 0.87 percent at year-end 2013.

◾

Total Shareholder Return (TSR) largely kept pace with the KBW Bank Index as 1-year, 2-year, and 3-year TSR was 22 percent, 61 percent, and 44 percent, respectively, and the KBW Bank Index was 29 percent, 29 percent and 41 percent, respectively.

*

The efficiency ratio, as adjusted to include the pre-tax effect of investments in alternative energy partnerships, and tangible book value per share, including shares issuable under purchase contracts, are calculated by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). For reconciliations of these non-GAAP measures to measures calculated in accordance with GAAP, see Item 6. Selected Financial Data—Non-GAAP Financial Measures in our Annual Report on Form 10-K for the year ended December 31, 2016.

Our 2016 Executive Compensation Highlights

The following are highlights of actions taken during 2016 with respect to our executive compensation programs:

◾	We terminated the anti-dilution provision of Mr. Sugarman’s stock appreciation rights.

◾

We restructured Mr. Sugarman’s overall compensation package, entering into an Amended and Restated Employment Agreement with Mr. Sugarman that took effect on March 24, 2016. Mr. Sugarman resigned as our Chair and Chief Executive Officer on January 23, 2017 and we entered into an Employment Separation Agreement and Release with Mr. Sugarman on that date.

◾

We entered into amended and restated employment agreements with Messrs. Turner and McKinney and amended the employment agreements for Messrs. Boyle, Grosvenor and Seabold. Changes to those agreements are described below.

◾

On January 19, 2016, we approved a cash incentive plan for all Named Executive Officers under the provisions of the 2013 Omnibus Stock Incentive Plan. The cash incentive plan provided for a maximum dollar amount payable over the four quarters of the fiscal year not to exceed the stockholder-approved individual annual award limit under the 2013 Omnibus Stock Incentive Plan ($8 million). The actual amount earned was determined by the relevant Committee and was conditioned upon achieving profitability and a specified regulatory rating. The plan anticipated that awards would be both quarterly and annual in nature. This new approach was intended to focus the executives on achieving quarterly and annual objectives, rather than general performance, with incentives being paid when the objectives are achieved, rather than providing one lump sum bonus after year end. The plan provided for payment to be in cash or stock, which could be subject to additional performance and service-based vesting conditions.

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COMPENSATION DISCUSSION AND ANALYSIS

Termination of Stock Appreciation Right Anti-Dilution Provision and New Chief Executive Officer Contract for 2016. As noted above, during 2016, we terminated the anti-dilution provision of Mr. Sugarman’s stock appreciation right and restructured Mr. Sugarman’s overall compensation package. Our then-acting Compensation, Nominating and Corporate Governance Committee, at the direction of our Board of Directors, completed its ongoing evaluation of Mr. Sugarman’s overall compensation package, including an evaluation of certain attributes of his initial stock appreciation right. The initial stock appreciation right was granted to Mr. Sugarman in connection with his appointment as Chief Executive Officer in 2012. Continued and strategic growth was encouraged pursuant to an anti-dilution provision in the initial stock appreciation right, which provides for the granting of additional stock appreciation rights to Mr. Sugarman upon the Company’s issuance of common stock pursuant to certain capital raises (which we refer to as the “anti-dilution provision”). Following are the highlights of the compensation evaluation:

◾

We consulted with and retained Semler Brossy, a nationally recognized compensation consulting firm, to further assist with our ongoing review and evaluation of Mr. Sugarman’s overall compensation and to recommend competitive Chief Executive Officer annual compensation opportunities.

◾

As Chief Executive Officer, Mr. Sugarman oversaw the Company’s growth from approximately $1.7 billion in assets as of December 31, 2012 to $8.2 billion in assets as of December 31, 2015, leading to overall increased earnings, profitability and total stockholder returns and improved operating metrics.

◾

In order to continue to incent Mr. Sugarman and shift incentives to align with the Company’s continued growth as it approached $10 billion in assets and in response to stockholder feedback regarding the anti-dilution provisions of Mr. Sugarman’s initial stock appreciation right, we entered into an Amended and Restated Employment Agreement with Mr. Sugarman that took effect on March 24, 2016. For a description of the terms of the new employment contract, see Employment Agreements. The highlights of the new employment agreement are:

–

Concurrent with signing the new employment agreement, Mr. Sugarman agreed to waive the anti-dilution provision in his initial stock appreciation right, and the new employment agreement eliminated the guaranteed minimum bonus to Mr. Sugarman that equaled 10 percent of the earnings before interest, tax, depreciation and amortization of the Company’s non-deposit businesses.

–

Before the new employment agreement was finalized, Mr. Sugarman waived his right under the anti-dilution provision to an additional stock appreciation right relating to 223,218 shares at a price of $15.12 that would have been issued to him with respect to the Company’s March 8, 2016 offering of 5,577,500 shares of its voting common stock.

–

In connection with the removal of the anti-dilution provision of the initial stock appreciation right, subject to the Company’s achievement of certain performance goals, we agreed to grant Mr. Sugarman a one-time performance based restricted stock award having an aggregate grant date fair market value of up to $5 million, which provided for vesting on the one-year anniversary of the grant date. We also reserved the right to impose restrictions on sale or transfer of the shares for an additional four-year period following the vesting date. In connection with Mr. Sugarman’s resignation from the Company on January 23, 2017, this award vested in full and became free of restrictions.

◾	We evaluated and determined a specific compensation peer group with the assistance of Semler Brossy, to further evaluate Mr. Sugarman’s compensation.

New Contract with Mr. Turner for 2016. We entered into an amended and restated employment agreement with Mr. Turner that took effect on April 1, 2016 and, under the terms of the agreement, on April 1, 2016 we granted a performance based restricted stock award to Mr. Turner of 50,000 shares which vests in substantially equal annual installments for a period of five years beginning on the first anniversary date of the grant if performance conditions relating to regulatory standing are achieved. In addition, on April 1, 2016, we also granted Mr. Turner a performance-based option award of 120,000 shares which vests in substantially equal annual installments over a period of five years beginning on the first anniversary date of the grant if performance conditions relating to regulatory standing are achieved.

New Contract with Mr. McKinney for 2016. We entered into an amended and restated employment agreement with Mr. McKinney that took effect on April 1, 2016. In addition, on January 1, 2016, we granted a performance-based option award of 80,000 shares to Mr. McKinney which was scheduled to vest in substantially equal annual installments for a period of five years beginning April 1, 2016 if performance conditions relating to timely filing of the Company’s quarterly and annual reports, receipt of unqualified opinions from the Company’s independent registered public accounting firm on the Company’s audited annual financial statements and internal control over financial reporting, and regulatory standing are achieved. On September 19, 2016, Mr. McKinney provided formal written notice of his resignation as Chief Financial Officer and separated from the Company effective as of November 11, 2016 and, as of that date, all unvested equity awards previously granted to Mr. McKinney were forfeited.

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COMPENSATION DISCUSSION AND ANALYSIS

2016 Amendments to Standardize Executive Contracts. We entered into amendments to employment agreements with each of Messrs. Boyle, Grosvenor and Seabold. In addition:

—

In view of the continued growth of our assets, which were slightly less than $1 billion as of December 31, 2011 and were $8.2 billion as of December 31, 2015, we evaluated these agreements against best practices and regulatory requirements for banks that have grown to more than $10 billion in assets.

—	We evaluated base compensation for our Section 16 officers, which resulted in increases to base salaries, considering the continued growth of our assets and competitive practices among peer companies.

—

We added non-solicit and non-competition provisions and a requirement that these key executives provide the Company adequate and proper notice prior to any resignation or leave of absence to ensure the Company’s business is not harmed.

—	We standardized the executive employment agreements for consistent treatment and alignment to the Company’s objectives among similarly situated executives.

Overview of Executive Compensation Program

Our policy for allocating between long-term and short-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives with an appropriate level of risk to maximize long-term value for our Company and our stockholders. Likewise, we provide cash compensation in the form of base salary to meet competitive norms and reward good performance on an annual basis in the form of merit salary adjustments and bonus compensation to reward superior performance against specific short-term goals. We provide equity-based compensation as a long-term incentive and a means of directly aligning the interests of our executive officers with the interests of our stockholders. We believe that our overall compensation package, including benefits and equity-related awards, is competitive within the marketplace and consistent with the philosophy and objectives of our compensation program.

Key elements of compensation for our executives include the following:

Base Salary

We pay base salaries commensurate with an executive’s position and experience. Subject to the terms of their employment agreements, base salaries for our executive officers are generally reviewed, at least annually, at a meeting of the Compensation Committee. See Employment Agreements.

Employee Bonus Performance Based Incentive Plan

The Compensation Committee considers executive officer performance and makes recommendations for bonus payments to our Chief Executive Officer based on a variety of factors, in its discretion, and for our other executive officers based on recommendations from our Chief Executive Officer or our Interim Chief Executive Officer.

Equity Performance Based Incentive Awards

The Compensation Committee also considers executive officer performance and makes recommendations for equity incentive awards to our Chief Executive Officer based on a variety of factors, in its discretion, and for our other executive officers based on recommendations from the Chief Executive Officer. The Compensation Committee’s decisions reflect the value that equity incentives influence executives to focus on long-term stockholder value creation and foster alignment with our stockholders.

Other Compensation	We provide 401(k) plan, and health, disability and life insurance benefits, as well as other benefits.

The foregoing elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our entry into new markets, providing proper regulatory compliance and helping to create a cohesive team.

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COMPENSATION DISCUSSION AND ANALYSIS

2016 Pay Decisions

Below is a summary of the basic pay actions for our Named Executive Officers for 2016. This summary is not a substitute for and does not describe all compensation set forth in the Summary Compensation Table. As used in the table below and throughout this Compensation Discussion and Analysis, RSA refers to restricted stock award and RSU refers to restricted stock unit.

				Equity Incentives
Executive	Base Salary		Cash Incentives	Award Type		Grant Date Fair Value		Vesting Period	TOTAL
Sugarman Former President and Chief Executive Officer	$800,000	(1)	$3,750,000	RSA RSA		$ $	500,012 5,000,020	Immediate 1 Year	$10,050,032
Turner Interim Chief Financial Officer, Interim President and Chief Strategy Officer	$500,000	(1)	$400,000	RSA RSA RSA RSA Option	(2) (2)	$ $ $ $ $	300,015 250,002 300,015 875,000 632,140	1 Year 17 months 5 Years 5 Years 5 Years	$3,257,172
Boyle Interim Chief Executive Officer, Chief Risk Officer	$600,000		$180,000	RSA RSA RSA		$ $ $	125,018 300,003 250,016	1 Year 17 months 5 Years	$1,455,037
Grosvenor General Counsel and Corporate Secretary	$500,000		$200,000	RSA RSA RSA		$ $ $	125,018 125,010 150,018	1 Year 17 months 3 Years	$1,100,046
Seabold Management Vice Chair	$750,000		$850,000	RSA RSA		$ $	500,010 150,001	1 Year 17 months	$2,250,011
McKinney Former Chief Financial Officer	$500,000	(1)	—	RSA RSA RSU Option	(2)	$ $ $ $	150,018 350,014 5,117 365,786	1 Year 5 Years 5 Years 5 Years	$1,370,935

(1)	For Messrs. Sugarman, Turner, and McKinney, the base salary reflects the annualized salary at year end, after adjustments were made during the year.

(2)	For performance options and performance restricted stock awards, the grant date fair value assumes achievement of the maximum level of performance conditions.

Our Compensation Program Best Practices

Based upon the evolving nature of the Company’s businesses and its dynamic profile, the Compensation Committee has implemented the following compensation strategies, which the Compensation Committee considers to be key elements for a program of compensation plans as set forth in the table below:

Strong Alignment with Stockholders—What We Do and What We Don’t Do

Strong Alignment with Stockholders—What We Do

Compensation Principles. We believe our compensation principles promote a best practice approach to compensation, by aligning the interests of our officers and our long-term strategy with the interests of stockholders and appropriately integrating risk with compensation so there are no features that could impact the safety and soundness of the Company.

Risk Events Are Considered in Pay Decisions. Our Compensation Committee conducts an annual assessment of the Bank’s executive and broad-based compensation programs to ensure prudent risk management.

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COMPENSATION DISCUSSION AND ANALYSIS

Share Ownership Guidelines. We required that our former Chief Executive Officer own shares equal to at least 300 percent of his after-tax base salary and that the other Named Executive Officers own shares equal to at least 100 percent of their after-tax base salary. This 300 percent stock ownership requirement is not currently in effect for our Interim Chief Executive Officer, but it is expected that he own shares equal to at least 100 percent of his after tax base salary.

Hedging/Pledging Policy. We have a “no-hedging” policy and a “no-pledging” policy on Company shares.

Performance Based Awards. Our executive compensation practice focuses on performance awards that are tied to overall stockholder objectives and generally are intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code.

Strong Alignment with Stockholders—What We Don’t Do

No Tax Gross Ups. Our employment agreements do not provide for tax gross-ups in the event of a change of control event.

No Repricing or Repurchase of Underwater Equity Awards. Unless our stockholders approve, we do not permit the repricing or repurchase of underwater stock options or stock appreciation rights.

No Multi-Year Guaranteed Bonuses.

No “Single Trigger” Severance Payments on Change in Control in Employment Agreements. Our employment agreements do not have “single-trigger” cash severance payments resulting solely from the occurrence of a change of control.

No “Single Trigger” Severance Payments for Equity Awards Granted under Our 2013 Omnibus Stock Incentive Plan. Other than any unvested portion of Mr. Sugarman’s stock appreciation rights, all equity awards under our 2013 Omnibus Stock Incentive Plan made to employees generally require “double trigger” (i.e., a termination of employment other than by the Company for cause or by the participant without good reason) before vesting can accelerate following a change in control. For performance based awards, our 2013 Omnibus Stock Incentive Plan provides that unless the performance award is replaced by a similar award, that it shall be deemed earned and payable in an amount equal to at least the target level of performance.

How We Make Compensation Decisions

The Compensation Committee will consider information from a variety of sources when assessing the competitiveness of the Company’s current and future compensation levels. These sources include, but are not limited to, committee members, management, other members of the Board of Directors, publicly available compensation data regarding executive officers within the industry, the Company’s understanding of compensation arrangements at other financial institutions with similar growth strategies, feedback from key stakeholders (including stockholders, regulators and holders of our senior notes and preferred stock), and advice from the Compensation Committee’s consultants.

Role of the Chief Executive Officer and Interim Chief Executive Officer

During 2016 and prior years, the Chief Executive Officer would typically make compensation recommendations to the then-acting Compensation, Nominating and Corporate Governance Committee with respect to the executive officers who report to him. Such executive officers would not be present at the time of these deliberations. The then-acting committee Chair would then make compensation recommendations to the then-acting Compensation, Nominating and Corporate Governance Committee with respect to the Chief Executive Officer, who would not attend that portion of the meeting. The then-acting Compensation, Nominating and Corporate Governance Committee could accept or adjust such recommendations.

Subsequent to 2016, upon the establishment of the separate Compensation Committee, the Interim Chief Executive Officer and the Interim President will typically make compensation recommendations to the Compensation Committee for all other executive officers, who are not present during the deliberations. With respect to compensation of the Interim Chief Executive Officer and the Interim President, the Compensation Committee Chair will make compensation recommendations and neither officer will attend that portion of the meeting. The Compensation Committee may accept or adjust such recommendations.

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COMPENSATION DISCUSSION AND ANALYSIS

Role of the Compensation Consultants

The Compensation Committee at times retains the services of independent consultants to assist the Compensation Committee with its consideration of the Company’s compensation policies, programs and practices.

In connection with its determinations of the amount of incentive compensation for Mr. Sugarman’s 2015 performance, as well as certain incentive and retention awards granted at the beginning of 2016, the then-acting Compensation, Nominating and Corporate Governance Committee engaged the independent compensation consulting firm Semler Brossy.

In 2017, the Compensation Committee engaged compensation consultant Pearl Meyer & Partners (Pearl Meyer), a consultant that has historically provided compensation advice to the Company, to provide advice about determination of year-end bonus amounts for the Named Executive Officers as well as to assist the Compensation Committee in 2017 with a refresh of our compensation practices.

Role of Peer Group for 2016 Compensation Decisions. In connection with the review of Mr. Sugarman’s overall compensation, with assistance from Semler Brossy, the then-acting Compensation, Nominating and Corporate Governance Committee used compensation data compiled from the following peer companies to evaluate Mr. Sugarman’s then-proposed 2016 compensation package, which was approved on March 24, 2016.

Peer Group for 2016 CEO Compensation

Bank United Inc. BofI Holding, Inc. Capital Bank Financial Corp. CVB Financial Corp.	East West Bancorp FCB Financial Holdings, Inc. OneWest Opus Bank	PacWest Bancorp South State Corporation Washington Federal, Inc. Western Alliance Bancorporation

We believe the peer group represented an appropriate group for competitive benchmarking and determination of how to appropriately evaluate the compensation of our former Chief Executive Officer as we considered banks with strong asset and earnings per share growth, those banks pursuing a growth strategy similar to the Company’s during 2016, with focus on West Coast banks.

Company	State	Total Assets ($B) as of December 31, 2015
BankUnited, Inc.	FL	$24.0
BofI Holding, Inc.	CA	$6.7
Capital Bank Financial Corp.	NC	$7.5
CVB Financial Corp.	CA	$7.7
East West Bancorp	CA	$32.4
FCB Financial Holdings, Inc.	FL	$7.3
OneWest(1)	CA	$—
Opus Bank	CA	$6.7
PacWest Bancorp	CA	$21.5
South State Corporation	SC	$8.6
Washington Federal, Inc.	WA	$14.7
Western Alliance Bancorporation	AZ	$14.3
Peer Average		$13.8
Peer Median		$8.6
Banc of California	CA	$8.2
Rank of Banc of California		7

(1)     Subsidiary of CIT Bank; information not available.

Note: Peer Average, Peer Median, and Rank of Banc of California do not include OneWest given that full information is not available.

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COMPENSATION DISCUSSION AND ANALYSIS

2016 Compensation Decisions

Compensation decisions made by the then-acting Compensation, Nominating and Corporate Governance Committee in 2016 and decisions made in 2017 by the Compensation Committee for Named Executive Officer 2016 performance, as well as related to components of the Named Executive Officer compensation such as base salary, annual incentives and long term incentives are described below.

Base Salary

Each of the Named Executive Officers was hired pursuant to an employment agreement or subsequently signed an employment agreement that established the Named Executive Officer’s minimum base salary. Each employment agreement was the result of negotiations between the Company and the Named Executive Officer. Salaries are typically reviewed and adjusted annually at the discretion of the Committee or the Board of Directors.

During 2016, we approved the following as a result of the overall analysis of our compensation, which included increases to base salaries for our Named Executive Officer based on the continued growth of our assets and based on a review of competitive practices among peer companies:

•	Effective as of January 1, 2016, we increased Mr. Boyle’s base salary to $600,000, Mr. Turner’s base salary to $500,000 and Mr. Grosvenor’s base salary to $500,000;

•

We adopted an Amended and Restated Employment Agreement for our former Chief Executive Officer, Mr. Sugarman, effective as of March 24, 2016, pursuant to which, among other changes, Mr. Sugarman’s base salary was set at $800,000 (see Employment Agreements); and

•

We adopted an Amended and Restated Employment Agreement for our former Chief Financial Officer, Mr. McKinney, effective as of April 1, 2016, pursuant to which, among other changes, Mr. McKinney’s base salary was set at $500,000 (see Employment Agreements).

The below chart shows the annual rate of base salary for each Named Executive Officer as of December 31, 2015 and the Named Executive Officer’s base salary established during 2016 as well as the percentage of change.

	Annual Rate of Base Salary
Executive	2015	2016	% Change
Sugarman	$600,000	$800,000	33%
Turner	$400,000	$500,000	25%
Boyle	$500,000	$600,000	20%
Grosvenor	$450,000	$500,000	11%
Seabold	$750,000	$750,000	0%
McKinney	$325,000	$500,000	54%

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COMPENSATION DISCUSSION AND ANALYSIS

Annual Incentives

The employment agreements with our Named Executive Officers provide for additional or special compensation, such as incentive pay or bonuses, as the Board of Directors or Compensation Committee may from time to time determine. Employment agreements for Named Executive Officers specify the following target bonus amounts; however, these amounts are targets only and the actual bonus amounts may be higher or lower than the targeted amounts at the discretion of the Compensation Committee:

Executive	Annual Target Incentive as defined by Employment Agreement
Sugarman	$800,000(1) (target was 100% of Mr. Sugarman’s base salary).
Turner

$500,000(1) (target is 100% of Mr. Turner’s base salary).

In addition to the annual bonus, Mr. Turner’s employment agreement also provides for an incentive bonus, targeted at 100% of the actual annual bonus Mr. Turner receives.

Boyle	$450,000(1) (target is 75% of Mr. Boyle’s base salary).
Grosvenor	No specific range set forth in Mr. Grosvenor’s employment agreement.
Seabold

$750,000 (1) (target is 100% of Mr. Seabold’s base salary).

In addition to the annual bonus, Mr. Seabold’s employment agreement also provides for an incentive bonus, targeted at 100% of the actual annual bonus Mr. Seabold receives.

McKinney	$500,000(1) (target was 100% of Mr. McKinney’s base salary).

(1)	As the target is based on a percentage of base salary, the target will increase if the base salary increases.

2016 Cash Incentives. For each quarterly performance period in 2016, performance objectives were achieved under the 2016 cash incentive plan, allowing the then-acting Compensation, Nominating and Corporate Governance Committee (or subsequent to the change in governance structure in January 2017, the Compensation Committee) to provide up to the maximum amount of cash incentive provided for under the plan, subject to the committee’s discretion to reduce the amount earned based on any objective or subjective criteria that the committee selected and the target and maximum levels established in each Named Executive Officer’s employment agreement.

On April 26, 2016 and again on October 13, 2016, January 23, 2017 and March 16, 2017, the relevant Committee commenced an evaluation of the cash incentive compensation to be considered for the Named Executive Officers (other than Messrs. Sugarman and McKinney subsequent to their resignations) based upon their performance through 2016. There was no specific weighting of business goals compared to an individual officer’s performance for the payment of cash incentives, but instead the recommended bonus reflected a holistic view of the success of each executive in achieving objectives for their respective functional area, as well as the contractual terms of their compensation arrangements. The relevant Committee considered the significant growth in the Bank (+60 percent CAGR assets over the past four years), the 75 percent improvement in pre-tax net income, the improvement in ROAA to 1.1 percent, the return on tangible common equity to 17 percent, the reduction in non-performing assets to 0.16 percent, improved efficiency, positive regulatory relations, and capital ratios exceeding regulatory guidelines, all as of March 31, 2016, September 30, 2016 and December 31, 2016 when determining cash incentives. Excluding Messrs. Sugarman and McKinney who had already resigned, on March 16, 2017, the Compensation Committee also determined that the amount of cash incentives allowable to be paid to the Interim Chief Executive Officer and the other Named Executive Officers should be reduced in light of the extraordinary challenges faced by the Company in late 2016 and early 2017.

The cash incentive amounts which have been awarded for 2016 performance are as follows:

Executive	Aggregate Quarterly Cash Incentives	2016 Year End Cash Incentives	2016 Total Cash Incentives
Sugarman	$2,250,000	$1,500,000	$3,750,000
Turner	$250,000	$150,000	$400,000
Boyle	—	$180,000	$180,000
Grosvenor	$125,000	$75,000	$200,000
Seabold	$850,000	—	$850,000
McKinney	—	—	—

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COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentives

The Compensation Committee (and its predecessor the then-acting Compensation, Nominating and Corporate Governance Committee) believes that a significant portion of Named Executive Officers’ target compensation should generally be in the form of long-term incentives, which motivates leaders and key employees through the use of awards tied to the long-term performance of the Company. These awards are intended to reward performance over a multi-year period, align the interests of executives with those of stockholders, instill an ownership culture, enhance the personal stake of executive officers in the growth and success of the Company, and provide an incentive for continued service at the Company. Long-term incentive awards are currently granted under the 2013 Omnibus Stock Incentive Plan. The Company may issue long-term incentives in three ways: upon hire, retention awards, and annual awards.

2016 Equity Awards. Consistent with its philosophy that a significant portion of a Named Executive Officers’ target compensation should generally be in the form of long-term incentives, and to encourage focus on long-term stockholder value, the then-acting Compensation, Nominating and Corporate Governance Committee approved the granting to the Named Executive Officers equity awards under the 2013 Omnibus Stock Incentive Plan if specified performance goals requiring profitable operations and the satisfaction of regulatory ratings at a specified level were achieved. For each quarterly performance period, the performance objectives were achieved, and on April 26, 2016 and again on October 13, 2016, the then-acting Compensation, Nominating and Corporate Governance Committee granted the awards in the following dollar amounts (based on the market value of the shares on the day prior to grant).

Executive	Stock Incentives that Vest Immediately	2016 Stock Retention Incentives that Vest on April 1, 2017	2016 Stock Retention Incentives that Vest on April 1, 2018	2016 Stock Retention Incentives that Vest over 3 to 5 years	Total
Sugarman	$500,012	—	—	—	$500,012
Turner	—	$300,015	$250,002	$300,015	$850,032
Boyle	—	$125,018	$300,003	$250,016	$675,037
Grosvenor	—	$125,018	$125,010	$150,018	$400,046
Seabold	—	—	$150,001	—	$150,001
McKinney	—	$150,018	—	$350,014	$500,032

Inducement Awards. At the discretion of the Board of Directors, the Company at times awards special inducement equity awards upon hire or upon renegotiation of the employee’s contract. During 2016, as a result of the re-negotiation of employment with the Company, Mr. Sugarman was given an award in consideration of the termination of the anti-dilution provisions of his initial stock appreciation right and Mr. Turner was also given an inducement award described below.

Executive	New Contract Date	Inducement Awards	Grant Date Fair Value
Sugarman	March 26, 2016

251,005 shares of restricted stock were earned under a January 19, 2016 performance unit award and were also granted to Mr. Sugarman in connection with entering into a new employment agreement with the Company on March 24, 2016, pursuant to which Mr. Sugarman agreed to the elimination of the anti-dilution provision of his initial stock appreciation right, in exchange for a one-time restricted stock award having an aggregate grant date fair market value of $5 million, subject to the Company’s achievement of certain performance goals prior to the award being granted. See Compensation Discussion and Analysis—Our 2016 Executive Compensation Highlights—Termination of Stock Appreciation Right Anti-Dilution Provision and New Chief Executive Officer Contract for 2016. The restricted stock award was to vest in full on April 1, 2017, and accelerated in vesting as of January 23, 2017 pursuant to the terms of Mr. Sugarman’s Employment Separation Agreement and Release that is more fully described under Employment Agreements—Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer.

$5,000,020

Page	70	Annual Proxy Statement	2017

COMPENSATION DISCUSSION AND ANALYSIS

Executive	New Contract Date	Inducement Awards	Grant Date Fair Value
Turner	April 1, 2016	50,000 shares underlying a performance-based restricted stock award, which vests in substantially equal annual installments for a period of five years beginning on the first anniversary of the grant date, assuming achievement of the performance conditions. The target and maximum objective shall be attained if the Bank achieves a certain regulatory standing during the vesting period, with the number of shares vesting calculated based on the number of days of each vesting period that the standing is achieved	$875,000

2016 Performance Awards. On January 1, 2016 and April 1, 2016, the then-acting Compensation, Nominating and Corporate Governance Committee granted equity-based performance awards to Mr. Turner and Mr. McKinney, which are described below: Mr. Turner also received another performance-based inducement award upon renegotiation of his contract as described under Compensation Discussion and Analysis—Long-Term Incentives—Inducement Awards.

Name	Grant Date and Grant Date Fair Value	Shares Granted	Award Type and Vesting	Amount of shares Earned/Vested and Unvested as of December 31, 2016
Turner	4/1/2016 Value: $632,140	120,000

Award Type: Option.

Vesting: Substantially equal annual installments over a period of five years beginning on the first anniversary of the grant date.

Performance Goals: The target and maximum objective shall be attained if the Bank achieves a certain regulatory standing during the vesting period, with the number of shares vesting calculated based on the number of days of each vesting period that the standing is achieved.

				Earned/Vested in 2016: None Unvested: 120,000
McKinney	1/1/2016 Value: $365,786	80,000

Award Type: Option.

Vesting: Substantially equal installments over a period of five years beginning on April 1, 2016 and each April 1st thereafter.

Performance Goals: The target and maximum objective shall be attained if the Company achieves timely filing of the Company’s quarterly and annual reports, receives unqualified opinions from the Company’s independent registered public accounting firm on the Company’s audited annual financial statements and internal control over financial reporting, and if the Bank achieves a certain regulatory standing during the vesting period, with the number of shares vesting calculated based on the number of days of each vesting period that the performance conditions are each achieved.

				Earned/Vested in 2016: 16,000 (maximum amount) Unvested: 64,000

Annual Proxy Statement	2017	Page	71

COMPENSATION DISCUSSION AND ANALYSIS

Other Incentives that were Granted or Vested based on Achievement of Performance Conditions. Other incentives for which the then-acting Compensation, Nominating and Corporate Governance Committee determined performance objectives were achieved to allow vesting or grant of cash or equity during 2016 are described below.

Name	Grant Date	Shares Granted	Award Type and Vesting	Amount of shares Earned/Vested and Unvested as of December 31, 2016
Sugarman	4/1/2015	121,852

Award: Restricted Stock Award

Vesting: Up to 100% of the award vests on April 1, 2016.

Performance Goals: The performance objective was attained, and the shares vested in full on April 1, 2016, as the Bank achieved the requisite regulatory standing as of March 31, 2016.

				Date Vested: April 1, 2016 Earned/Vested: 121,852 (maximum amount) Unvested: None
Boyle	5/15/2015	80,000

Award: Option

Vesting: Substantially equal annual installments over a period of five years beginning on April 1, 2016 and each April 1st thereafter.

Performance Goals: The target and maximum objective shall be attained if the Bank achieves a certain regulatory standing during the vesting period, with the number of shares vesting calculated based on the number of days of each vesting period that the standing is achieved.

				Date Vested: April 1, 2016 Earned/Vested: 16,000 (maximum amount) Unvested: 64,000
Grosvenor	5/15/2015	60,000

Award: Option

Vesting: Substantially equal annual installments over a period of five years beginning on April 1, 2016 and each April 1st thereafter.

Performance Goals: The target and maximum objective shall be attained if the Bank achieves a certain regulatory standing during the vesting period, with the number of shares vesting calculated based on the number of days of each vesting period that the standing is achieved.

				Date Vested: April 1, 2016 Earned/Vested: 12,000 (maximum amount) Unvested: 48,000

Page	72	Annual Proxy Statement	2017

COMPENSATION DISCUSSION AND ANALYSIS

The following additional incentives that were granted to Mr. Seabold based on achievement of performance conditions:

Executive	Type of Award and Description of Performance Goal	Target	Amount Awarded
Seabold

◾    Grant Date: March 24, 2015.

◾    Award: Annual Performance Unit Award to be paid in cash and/or equity.

◾    Target Goal: The target objective shall be attained if the Bank achieves a certain regulatory standing as of December 31, 2015.

◾    Maximum Goal: The maximum objective shall be attained if the Bank achieves a certain regulatory standing as of December 31, 2015, in addition to the Bank achieving higher levels of earnings in 2015 as compared to 2014.

		Minimum: $0 Target: $750,000 Maximum: $1,500,000	– $375,000 short term cash incentive (reported as compensation in the 2016 proxy); and – $250,000 restricted stock award that vested in full on April 1, 2017.
Seabold

◾    Grant Date: March 24, 2015.

◾    Award: Incentive Performance Unit Award to be paid in cash and/or equity.

◾    Target and Maximum Goals: The target and maximum objectives are attained based on certain achievements related to the weighted average closing price of the stock (the percentage by which (up to 25%) the weighted average closing price during 2015 exceeds the weighted average price during 2014) and the weighted average diluted earnings per share (the percentage by which (up to 25%) the weighted average diluted earnings per share during 2015 exceed the weighted average diluted earnings per share during 2014), but the overall amounts may be reduced if the Bank does not achieve a certain regulatory standing as of December 31, 2015.

		Minimum: $0 Target: $750,000 Maximum: $1,500,000	– $375,000 short term cash incentive (reported as compensation in the 2016 proxy); and – -$250,000 restricted stock award that vested in full on April 1, 2017.

Annual Proxy Statement	2017	Page	73

OTHER COMPENSATION POLICIES AND PRACTICES

Compensation Committee’s Response to 2016 “Say-on-Pay” Vote

At our 2016 Annual Meeting, our stockholders were presented with an advisory (non-binding) proposal to approve the compensation of our executives disclosed in our proxy statement for that Meeting. Approximately 29 percent of the votes cast voted for this proposal.

In response to this low approval rating and as part of our overall 2017 Board and management refresh, we engaged in stockholder outreach targeting stockholders representing collectively over 75 percent of our outstanding voting common shares as of the year ended 2016 to give them the opportunity to provide feedback that would help us shape our compensation program. Additionally, our Compensation Committee retained compensation consultant Pearl Meyer to re-evaluate and assist with improving our executive compensation programs and we have made significant changes as described in this Compensation Discussion and Analysis—2017 Compensation Refresh. We are continuing to evaluate our compensation programs to address stockholder feedback as well as to allow the Company to retain competitiveness in the market and retain and attract talented management.

Stock Ownership Guidelines

In April 2013, the Board of Directors adopted stock ownership guidelines for senior officers of the Company. The guidelines require that our Chief Executive Officer own shares equal to at least 300 percent of his or her after-tax base salary and that the other Named Executive Officers beneficially own shares equal to at least 100 percent of his or her after-tax base salary. This 300 percent stock ownership requirement is not currently in effect for our Interim Chief Executive Officer, but it is expected that he own shares equal to at least 100 percent of his after tax base salary. Compliance with the guidelines is required to be achieved within two years from the date each officer first becomes subject to the guidelines. We evaluate stock ownership of our executive officers and directors annually, on the last day of our fiscal year. As of December 31, 2016, all of the Named Executive Officers are in compliance with the Stock Ownership Guidelines. For stock ownership guidelines of directors, see Corporate Governance Matters—Corporate Governance Framework—Existing Policies.

Hedging/Pledging Policy

The Company considers it inappropriate for any director or officer to enter into speculative transactions in the Company’s securities. The Company’s insider trading policy prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership. Directors, officers, and other employees also may not purchase the Company’s securities on margin, or borrow against any account in which Company securities are held. The prohibitions do not apply to a broker-assisted cashless exercise of stock options granted as part of a Company incentive plan.

401(k) Plan

We offer a qualified, tax exempt savings plan to our employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code (the 401(k) Plan). All employees who participate in the 401(k) Plan receive matching contributions, including the Named Executive Officers, who receive matching contributions on the same terms and using the same formulas as other participating employees. Participants are also permitted to borrow against their account balance in the 401(k) Plan.

Perquisites and Other Benefits

Our executives are entitled to few benefits that are not otherwise available to all of our employees. The limited perquisites that we provide to our Named Executive Officers include a company car or auto allowance. In addition, the Named Executive Officers are given the option of receiving the services of a financial advisory firm to assist with their personal financial planning. Finally, our Interim Chief Executive Officer used a club membership paid by the Company for personal use, with primary usage being for business purposes.

Equity Grant Policy

The Board of Directors and, by delegation, the Compensation Committee (or its predecessor the then-acting Compensation, Nominating and Corporate Governance Committee), administers (or administered) the 2013 Omnibus Stock Incentive Plan and establishes the rules for all awards granted under the plan, including grant guidelines, vesting schedules, and other provisions. The Board of Directors or the Compensation Committee reviews these rules periodically and considers, among other things, the interests of our stockholders, market conditions, information provided by independent advisors, performance objectives, and recommendations made by the Chief Executive Officer or Interim Chief Executive Officer.

Page	74	Annual Proxy Statement	2017

OTHER COMPENSATION POLICIES AND PRACTICES

The Board of Directors or the Compensation Committee reviews the awards granted for all employees. For annual awards granted in 2016, the then-acting Compensation, Nominating and Corporate Governance Committee would review the recommendations of the Chief Executive Officer for executives and other employees, would modify the proposed grants in certain circumstances, and approve the awards effective as of the date of its approval.

The exercise prices of stock option or stock appreciation right grants are set at the closing market price of a share of Company common stock on the date the Board of Directors or Compensation Committee (or its predecessor the Compensation, Nominating and Corporate Governance Committee) approves the grants, except that the exercise price of each stock option granted under the 2013 Omnibus Stock Incentive Stock is equal to the closing price of the Company common stock the business day before the grant. The exercise price of new hire awards and relocation or retention grants is determined as set forth above, except that in certain circumstances the exercise price is set on the date of hire or effective date of the underlying agreement providing for such grant rather than the date of the approval thereof.

Employment Agreements

As previously discussed, the Company has entered into employment agreements with each of the Named Executive Officers, which were each reviewed by the then-acting Compensation, Nominating and Corporate Governance Committee. The then-acting Compensation, Nominating and Corporate Governance Committee determined that the compensation packages provided under these agreements was fair and reasonable on the basis of its assessment of comparable compensation opportunities available to the individuals. The specifics of these arrangements are described in detail below under Employment Agreements.

Payments Due Upon Termination or a Change in Control

Under the terms of our equity-based compensation plans and their respective employment agreements, the former Chief Executive Officer was entitled to severance benefits upon termination of his employment under specified circumstances, and the Interim Chief Executive Officer, the Interim Chief Financial Officer and the other Named Executive Officers are entitled to severance benefits upon termination of their employment under specified circumstances. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in detail below under Employment Agreements—Potential Payments upon Termination of Employment or Change in Control.

Recoupment Policy

Under Section 304 of the Sarbanes Oxley Act of 2002, if the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the former Chief Executive Officer, the Interim Chief Executive Officer, the former Chief Financial Officer and Interim Chief Financial Officer may be required to reimburse the Company for: (i) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document; and (ii) any profits realized from the sale of securities of the Company during that 12-month period. On March 30, 2017, the Compensation Committee approved and implemented a formal recoupment policy of the Company. See Compensation Discussion and Analysis—2017 Compensation Refresh—Recoupment Policy Implementation.

Tax Impact

Section 162(m) of the Internal Revenue Code does not permit publicly traded companies to take income tax deductions for compensation paid to the Chief Executive Officer and the other Named Executive Officers if employed at year end (other than the Chief Financial Officer) to the extent that taxable compensation exceeds $1.0 million per officer in any taxable year and does not otherwise qualify as performance-based compensation.

The 2013 Omnibus stock Incentive Plan is structured so that the compensation deemed paid to an executive officer in connection with the exercise of stock options should qualify as performance-based compensation not subject to the $1.0 million limitation. Other awards made under the 2013 Omnibus Stock Incentive Plan may or may not qualify as performance-based compensation.

The Compensation Committee will continue to consider steps that might be in the Company’s best interests to comply with Section 162(m) of the Code. However, in establishing the cash and equity incentive compensation programs for the executive officers, the Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole or primary factor. The Compensation Committee believes that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the limitations of Section 162(m) of the Code.

Annual Proxy Statement	2017	Page	75

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Page	76	Annual Proxy Statement	2017

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company’s Board of Directors is comprised of the undersigned directors, each of whom is independent as independence is defined for compensation committee members under the NYSE Listed Company Manual. The Compensation Committee’s responsibilities are defined in a written charter adopted by the Board of Directors.

The Compensation Committee has reviewed and discussed the above Compensation, Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation, Discussion and Analysis be included in this proxy statement.

Compensation Committee

Jeffrey Karish, Chair

Robert D. Sznewajs, Vice Chair

Halle J. Benett

W. Kirk Wycoff

Annual Proxy Statement	2017	Page	77

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation paid to or earned by the Named Executive Officers. For information regarding the employment agreements between the Company and each of the Named Executive Officers as well as a description of the Employment Separation Agreement and Release with Mr. Sugarman, see Employment Agreements.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option/ SAR Awards(2)	Non- Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)	Total
Steven A. Sugarman	2016	$748,590	$1,500,000	$5,500,032	—	$2,250,000	—	$114,755	$10,113,377
Former President and Chief Executive Officer	2015	$600,000	$250,000	$1,499,998	$5,114	—	—	$216,198	$2,571,310
	2014	$600,000	$300,000	$750,004	$1,439,014	—	—	$268,027	$3,357,045
J. Francisco A. Turner	2016	$497,372	—	$1,725,033	$632,140	$ 400,000	—	$ 60,088	$3,314,633
Interim Chief Financial Officer, Interim President and Chief Strategy Officer (5)
Hugh F. Boyle	2016	$599,679	—	$675,037	—	$ 180,000	—	$ 44,600	$1,499,316
Interim Chief Executive Officer, Chief Risk Officer(6)	2015	$404,167	$375,000	$299,995	$317,600	—	—	$ 91,686	$1,488,448
	2014	$350,000	$200,000	$344,503	—	—	—	$ 13,223	$907,726
John C. Grosvenor	2016	$501,378	—	$400,045	—	$ 200,000	—	$ 34,431	$1,135,854
General Counsel and Corporate Secretary	2015	$389,583	$400,000	$400,001	$238,200	—	—	$145,315	$1,573,099
	2014	$350,000	$350,010	$150,001	—	—	—	$ 16,810	$866,821
Jeffrey T. Seabold	2016	$750,000	—	$650,011	—	$ 850,000	—	$ 63,090	$2,313,101
Management Vice Chair (7)	2015	$647,917	—	$50,003	—	$1,500,000	—	$111,407	$2,309,327
	2014	$400,000	$650,000	$150,001	—	—	—	$ 13,734	$1,213,735
James J. McKinney	2016	$403,765	—	$505,149	$365,786	—	—	$ 43,365	$1,318,065
Former Chief Financial Officer	2015	$94,792	$170,000	$309,104	—	—	—	—	$573,896

(1)

For 2016, represents the grant date fair values of the stock awards granted in that year, calculated under ASC Topic 718. Fair values of stock awards were valued at the closing price of the Company’s common stock on the grant date of the award. For awards with performance-based vesting conditions, the grant date fair value assumes achievement of the maximum level of performance conditions. See 2016 Grants of Plan Based Awards table and the Compensation Discussion and Analysis for details regarding the awards.

(2)

For 2016, represents the grant date fair values of the option and stock appreciation right awards granted in that year, calculated under ASC Topic 718. The assumptions used in the fair value calculations are included in Note 16 of the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017. For awards with performance-based vesting conditions, the grant date fair value assumes achievement of the maximum level of performance conditions. See 2016 Grants of Plan-Based Awards table and the Compensation Discussion and Analysis for details regarding the awards.

(3)	For 2016, represents the portion of the January 19, 2016 performance unit award that was earned and paid in cash.

Page	78	Annual Proxy Statement	2017

SUMMARY COMPENSATION TABLE

(4)	For 2016, 2015 and 2014, all other compensation consisted of items set forth in the table below.

Name	Year	401(k) Match	Dividends on Unvested RSAs/ Dividend Equivalents on SARs for 2014	Auto Allowance or Cost of Company Vehicle (a)	Tax Reimbursement Payments for Company Vehicle(b)	Other Fringe Benefits(c)	PTO/ Floating Day Paid Out	Total
Sugarman	2016	$10,600	$89,486	$10,183	$4,486	—	—	$114,755
	2015	$18,000	$44,204	—	—	—	$153,994	$216,198
	2014	$17,500	$250,527	—	—	—	—	$268,027
Turner	2016	$11,285	$25,829	$ 4,000	—	$18,974	—	$60,088
Boyle	2016	—	$25,967	$10,183	$3,805	$ 4,645	—	$44,600
	2015	—	$28,071	—	—	—	$ 63,615	$91,686
	2014	—	$13,223	—	—	—	—	$13,223
Grosvenor	2016	$ 9,400	$12,552	$10,183	$2,296	—	—	$34,431
	2015	$15,785	$13,446	—	—	—	$116,084	$145,315
	2014	$11,690	$5,121	—	—	—	—	$16,810
Seabold	2016	$ 9,798	$28,538	$ 6,000	—	$18,754	—	$63,090
	2015	$ 9,039	$21,909	$ 4,500	—	—	$ 75,959	$111,407
	2014	—	$13,734	—	—	—	—	$13,734
McKinney	2016	$ 9,938	$18,077	—	—	$15,350	—	$43,365
	2015	—	—	—	—	—	—	—

(a)	For Messrs. Sugarman, Boyle and Grosvenor, the amounts represent the cost to the Company to provide vehicles. For Messrs. Turner and Seabold, the amounts reflect an automobile allowance.

(b)	Represents amounts paid to cover 2016 tax withholding obligations relating to use of Company-provided vehicles.

(c)

For Mr. Boyle, the amount represents the cost of personal usage of a club membership paid by the Company. For Messrs. Turner, Seabold and McKinney, the amount represents the cost of financial planning consulting services provided by the Company.

(5)

Mr. Turner was appointed as Interim Chief Financial Officer of the Company and the Bank and the Interim President of the Company effective January 23, 2017. Since September 19, 2016, Mr. Turner has served as the Company’s co-Principal Financial Officer, in addition to his position as the Bank’s Chief Strategy Officer in 2016. No compensation information is provided for Mr. Turner for 2015 or 2014 because he was not a Named Executive Officer for either of those years.

(6)

Mr. Boyle was appointed Interim Chief Executive Officer of the Company and the Interim Chief Executive Officer and President of the Bank effective January 23, 2017. Mr. Boyle served as Executive Vice President and Chief Risk Officer of the Company and the Bank in 2016 and continues to serve as Chief Risk Officer of the Company and the Bank.

(7)	Mr. Seabold was appointed as Management Vice Chair on July 26, 2016 and, prior to that, served as Chief Banking Officer of the Bank.

Annual Proxy Statement	2017	Page	79

2016 GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to grants of plan-based awards to the Named Executive Officers for 2016.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options/ SARs (#)	Exercise/ Base Price of Option/ SAR Awards ($/Sh)	Grant Date Fair Value of Stock and Option/ SAR Awards(3)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sugarman	1/19/2016		—	—	$8,000,000	—	—	—	—	—	—	—
	4/26/2016	(4)	—	—	—	—	—	—	25,101	—	—	$ 500,012
	4/26/2016	(5)	—	—	—	—	—	—	251,005	—	—	$5,000,020
Turner	1/19/2016		—	—	$8,000,000	—	—	—	—	—	—	—
	4/1/2016		—	—	—	—	50,000	50,000	—	—	—	$ 875,000
	4/1/2016		—	—	—	—	120,000	120,000	—	—	$17.50	$ 632,140
	4/26/2016	(6)	—	—	—	—	—	—	15,061	—	—	$ 300,015
	4/26/2016	(7)	—	—	—	—	—	—	15,061	—	—	$ 300,015
	10/13/2016	(8)	—	—	—	—	—	—	14,335	—	—	$ 250,002
Boyle	1/19/2016		—	—	$8,000,000	—	—	—	—	—	—	—
	4/26/2016	(6)	—	—	—	—	—	—	6,276	—	—	$ 125,018
	4/26/2016	(7)	—	—	—	—	—	—	12,551			$ 250,016
	10/13/2016	(8)	—	—	—	—	—	—	17,202			$ 300,003
Grosvenor	1/19/2016		—	—	$8,000,000	—	—	—	—	—	—	—
	4/26/2016	(6)	—	—	—	—	—	—	6,276	—	—	$ 125,018
	4/26/2016	(9)	—	—	—	—	—	—	7,531	—	—	$ 150,018
	10/13/2016	(8)	—	—	—	—	—	—	7,168	—	—	$ 125,010
Seabold	1/19/2016		—	—	$8,000,000	—	—	—	—	—	—	—
	4/1/2016	(10)	—	—	—	—	—	—	14,286	—	—	$ 250,005
	4/1/2016	(10)	—	—	—	—	—	—	14,286	—	—	$ 250,005
	10/13/2016	(8)	—	—	—	—	—	—	8,601	—	—	$ 150,001
McKinney	1/19/2016		—	—	$8,000,000	—	—	—	—	—	—	—
	1/1/2016		—	—	—	—	80,000	80,000	—	—	$14.62	$ 365,786
	1/4/2016	(11)	—	—	—	—	—	—	350	—	—	$ 5,117
	4/26/2016	(6)	—	—	—	—	—	—	7,531	—	—	$ 150,018
	4/26/2016	(7)	—	—	—	—	—	—	17,571	—	—	$ 350,014

(1)

Represents a January 19, 2016 performance unit award granted to each Named Executive Officer, which provides that the aggregate amount that may be earned shall not exceed the shareholder-approved per-person annual limit on performance unit awards under our plan ($8 million). The amounts earned were based on the achievement of the performance conditions, and paid in a combination of cash and stock awards, which are reflected in the Summary Compensation Table under the Stock Awards and Non-Equity Incentive Plan Compensation columns. The portions earned and paid in stock awards are also reflected in this 2016 Grants of Plan-Based Awards table under the All Other Stock Awards column.

(2)

Represents performance-based restricted stock and option awards that vest in substantially equal annual installments over a five-year period, beginning on April 1, 2017 in the case of the awards to Mr. Turner and April 1, 2016 in the case of the award to Mr. McKinney, assuming achievement of the highest level of performance condition. Upon Mr. McKinney’s separation from the Company on November 11, 2016, 16,000 shares underlying his option award were already vested, and the remaining, unvested shares were forfeited.

(3)

Represents the grant date fair values of the awards under ASC Topic 718. The assumptions used in the calculation of these amounts are included in the Note 16 of the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission.

(4)	Represents a restricted stock award that was partial payment under the January 19, 2016 performance unit award described more fully in footnote 1 above. This award vested in full on May 10, 2016.

(5)

Represents a restricted stock award granted in part based on the amount earned under the January 19, 2016 performance unit award described more fully in footnote 1 above, and in part as consideration for Mr. Sugarman’s agreement to waive the anti-dilution provision of an initial stock appreciation right. The restricted stock award was to vest in full on April 1, 2017, but with restrictions on transfer through April 1, 2021. The award accelerated in vesting free of all restrictions on January 23, 2017, the date Mr. Sugarman resigned from the Company as more fully described under Employment Agreements—Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer.

(6)

Represents restricted stock award granted as partial payment under the January 19, 2016 performance unit award described more fully in footnote 1 above. The award vested in full on April 1, 2017, except for Mr. McKinney’s award, which was forfeited when he separated from the Company on November 11, 2016.

(7)

Represents restricted stock award granted as partial payment under the January 19, 2016 performance unit award described more fully in footnote 1 above. The award vests in substantially equal annual installments over a five-year period beginning on April 1, 2017. Mr. McKinney’s award was forfeited when he separated from the Company on November 11, 2016.

Page	80	Annual Proxy Statement	2017

2016 GRANTS OF PLAN-BASED AWARDS

(8)	Represents restricted stock award granted as partial payment under the January 19, 2016 performance unit award described more fully in footnote 1 above. The award vests in full on April 1, 2018.

(9)

Represents a restricted stock award that was granted as partial payment under the January 19, 2016 performance unit award described more fully in footnote 1 above. The award vests in substantially equal annual installments over a three-year period beginning on April 1, 2017.

(10)	Represents a restricted stock award granted to Mr. Seabold under a March 24, 2015 performance unit award. The award vested in full on April 1, 2017.

(11)

Represents a restricted stock unit award that provided for vesting in substantially equal annual installments over a five-year period beginning on the first anniversary of the date of grant. The award was forfeited when Mr. McKinney separated from the Company on November 11, 2016.

Annual Proxy Statement	2017	Page	81

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

The following table provides information regarding vested and unvested stock options and stock appreciation rights and unvested restricted stock awards held by the Named Executive Officers as of December 31, 2016. The description and definition of Initial SAR, Additional SAR and Additional TEU SAR used in the footnotes of the following table are described below under Information About Warrants and Stock Appreciation Rights:

			Option/SAR Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options/ SARs / Warrants Exercisable(#)	Number of Securities Underlying Unexercised Options/ SARs / Warrants Unexercisable(#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options/ SARs/ Warrants (#)	Option/ SAR / Warrant Exercise/ Base Price (1)	Option/ SAR / Warrant Expiration Date	Number of Shares or Units of Stock that Have Not Vested(#)(2)	Market Value of Shares or Units of Stock that Have Not Vested($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($) (3)
Sugarman	11/1/2010	(5)	480,000	—	—	$8.72	Variable	—	—	—	—
	6/27/2011	(6)	16,165	—	—	$15.81	6/27/2021	—	—	—	—
	8/21/2012	(7)	500,000	—	—	$12.12	8/21/2022	—	—	—	—
	6/21/2013	(7)	150,933	—	—	$13.06	8/21/2022	—	—	—	—
	7/1/2013	(7)	88,366	—	—	$13.60	8/21/2022	—	—	—	—
	7/2/2013	(7)	15,275	—	—	$13.55	8/21/2022	—	—	—	—
	12/10/2013	(7)	70,877	—	—	$12.83	8/21/2022	—	—	—	—
	5/21/2014	(7)	252,023	—	—	$10.09	8/21/2022	—	—	—	—
	11/7/2014	(7)	216,334	—	—	$11.62	8/21/2022	—	—	—	—
	5/21/2014	(8)	254,197	8,069	—	$10.09	8/21/2022	—	—	—	—
	9/30/2015	(9)	2,973	—	—	$12.27	8/21/2022	—	—	—	—
	4/26/2016		—	—	—	—	—	251,005	$4,354,937	—	—
Turner	1/6/2014		—	—	—	—	—	3,000	$52,050	—	—
	6/11/2014		—	—	—	—	—	9,000	$156,150	—	—
	4/1/2016	(10)	—	—	120,000	$17.50	4/1/2026	—	—	—	—
	4/1/2016	(11)	—	—	—	—	—	—	—	50,000	$867,500
	4/26/2016		—	—	—	—	—	15,061	$261,308	—	—
	4/26/2016		—	—	—	—	—	15,061	$261,308	—	—
	10/13/2016		—	—	—	—	—	14,335	$248,712	—	—
Boyle	9/30/2013	(12)	15,000	10,000	—	$13.83	9/30/2023	—	—	—	—
	9/30/2013		—	—	—	—	—	10,000	$173,500	—	—
	6/11/2014		—	—	—	—	—	15,000	$260,250	—	—
	5/15/2015	(13)	—	—	64,000	$13.29	5/15/2025	—	—	—	—
	4/26/2016		—	—	—	—	—	6,276	$108,889	—	—
	4/26/2016		—	—	—	—	—	12,551	$217,760	—	—
	10/13/2016		—	—	—	—	—	17,202	$298,455	—	—
Grosvenor	8/22/2012	(14)	75,000	—	—	$12.24	8/22/2022	—	—	—	—
	10/15/2013		—	—	—	—	—	2,000	$34,700	—	—
	5/15/2015	(13)	—	—	48,000	$13.29	5/15/2025	—	—	—	—
	4/26/2016		—	—	—	—	—	6,276	$108,889	—	—
	4/26/2016		—	—	—	—	—	7,531	$130,663	—	—
	10/13/2016		—	—	—	—	—	7,168	$124,365	—	—
Seabold	6/27/2011	(15)	16,713	—	—	$15.81	6/27/2021	—	—	—	—
	5/13/2013	(16)	60,000	40,000	—	$13.10	5/13/2023	—	—	—	—
	8/1/2013		—	—	—	—	—	20,000	347,000	—	—
	4/1/2016		—	—	—	—	—	14,286	247,862	—	—
	4/1/2016		—	—	—	—	—	14,286	247,862	—	—
	10/13/2016		—	—	—	—	—	8,601	$149,227	—	—
McKinney	1/1/2016	(17)	16,000	—	—	$14.62	3/31/2017	—	—	—	—

Page	82	Annual Proxy Statement	2017

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

(1)

The base price of each stock appreciation right and exercise price of each stock option is equal to the grant day’s closing price of the voting common stock, except that the exercise price of each stock option granted under the 2013 Omnibus Stock Incentive Plan is equal to the closing price of the voting common stock the business day before the grant date.

(2)	Information about restricted stock awards is set forth in the table below:

Name	Grant Date	Shares Granted	Vesting Portion	Vesting Period	Vesting
Sugarman	4/26/2016	251,005	100% vests	1 year	April 1, 2017
Turner	1/6/2014	5,000	Substantially equal annual installments	5 years	1st anniversary of the grant date
	6/11/2014	15,000	Substantially equal annual installments	5 years	1st anniversary of the grant date
	4/26/2016	15,061	100% vests	1 year	April 1, 2017
	4/26/2016	15,061	Substantially equal annual installments	5 years	1st anniversary of the grant date
	10/13/2016	14,335	100% vests	17 months	April 1, 2018
Boyle	9/30/2013	25,000	Substantially equal annual installments	5 years	1st anniversary of the grant date
	6/11/2014	25,000	Substantially equal annual installments	5 years	1st anniversary of the grant date
	4/26/2016	6,276	100% vests	1 year	April 1, 2017
	4/26/2016	12,551	Substantially equal annual installments	5 years	1st anniversary of the grant date
	10/13/2016	17,202	100% vests	17 months	April 1, 2018
Grosvenor	10/15/2013	5,000	Substantially equal annual installments	5 years	1st anniversary of the grant date
	4/26/2016	6,276	100% vests	1 year	April 1, 2017
	4/26/2016	7,531	Substantially equal annual installments	3 years	1st anniversary of the grant date
	10/13/2016	7,168	100% vests	17 months	April 1, 2018
Seabold	8/1/2013	50,000	Substantially equal annual installments	5 years	1st anniversary of the grant date
	4/1/2016	14,286	100% vests	1 Year	April 1, 2017
	4/1/2016	14,286	100% vests	1 Year	April 1, 2017
	10/13/2016	8,601	100% vests	17 months	April 1, 2018

(3)	Market value is based on the December 30, 2016 closing price of our voting common stock on the NYSE of $17.35.

(4)	Based on achieving the highest level of performance condition.

(5)	Represents shares underlying a warrant. See Outstanding Equity Awards at December 31, 2016—Information about Warrants and Stock Appreciation Rights below.

(6)	Represents a non-qualified stock option that fully vested on June 27, 2012.

(7)	Represents SARs that fully vested on August 21, 2014. See Outstanding Equity Awards at December 31, 2016—Information about Warrants and Stock Appreciation Rights below.

(8)	Represents Additional TEU SAR that partially vested. See Outstanding Equity Awards at December 31, 2016—Information about Warrants and Stock Appreciation Rights below.

(9)	Represents Additional SARs that fully vested on September 30, 2015. See Outstanding Equity Awards at December 31, 2016—Information about Warrants and Stock Appreciation Rights below.

(10)

Represents a performance-based non-qualified stock option that vests in substantially equal annual installments over a five-year period beginning on the first anniversary of the grant date, assuming achievement of the highest level of performance condition.

(11)

Represents unvested portion of a restricted stock award that vests in substantially equal annual installments over a five-year period beginning on the first anniversary of the grant date, assuming achievement of the highest level of performance condition.

(12)	Represents a nonqualified stock option that vests in substantially equal annual installments over a five-year period beginning on the first anniversary of the grant date.

(13)

Represents a performance non-qualified stock option that vests in substantially equal annual installments over a five-year period beginning on April 1, 2016 and each April 1st thereafter, assuming achievement of the highest level of performance condition.

(14)	Represents a non-qualified stock option that fully vested on August 22, 2015.

(15)	Represents a nonqualified stock option that fully vested on June 27, 2012.

(16)	Represents a nonqualified stock option that vests in substantially equal annual installments over a five-year period beginning on from the first anniversary of the date of grant.

(17)

Represents the vested portion of a nonqualified performance stock option that was granted at the beginning of 2016 and vested on April 1, 2016 upon achievement of performance conditions. The remaining portion of the option was forfeited on November 11, 2016, the effective date of Mr. McKinney’s resignation from the Company. The Compensation Committee extended the expiration date of the option to March 31, 2017 from the date which, by its terms, the option was to expire as a result of Mr. McKinney’s resignation (February 11, 2017).

Annual Proxy Statement	2017	Page	83

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

Information about Warrants and Stock Appreciation Rights. Information about the warrants and stock appreciation rights granted to Mr. Sugarman are described below.

Warrants. Warrants were originally issued on November 1, 2010 to COR Advisors LLC, an entity controlled by Mr. Sugarman (who was a director of the Company on that date and who later became, and subsequently resigned as, President and Chief Executive Officer of the Company), to purchase the Company’s non-voting common stock at an exercise price of $11.00 per share, subject to certain adjustments to the number of shares underlying the warrants as well as certain adjustments to the warrant exercise price as applicable. Subsequent to their original issuance, the warrants were transferred and, as of December 31, 2016, warrants for the right to purchase 480,000 shares of non-voting common stock were held by Mr. Sugarman and his spouse through a living trust. These warrants vest in tranches, with each tranche being exercisable for five years after the tranche’s vesting date. With respect to the warrants held by Mr. Sugarman and his spouse as of December 31, 2016, 90,000 shares vested on October 1, 2012 and the remainder vested in three equal quarterly installments beginning January 1, 2013 and ending on July 1, 2013.

Stock Appreciation Rights. Information about the stock appreciation rights (SARs) granted to Mr. Sugarman is provided below.

Initial SAR and Additional SARs. The initial stock appreciation right (Initial SAR) was granted to Mr. Sugarman on August 21, 2012 with respect to 500,000 shares. The Initial SAR provided for dividend equivalent rights, and contained an ant-dilution provision, which provided for the issuance of additional stock appreciation rights (Additional SARs) upon the Company’s issuance of common stock pursuant to certain capital raises and a merger transaction, with a base price determined as of the date of issuance but otherwise with the same terms and conditions (including vesting and dividend equivalent rights) as the Initial SAR. The Initial SAR and all Additional SARs will be settled in shares of voting common stock upon exercise.

Additional TEU SAR. Additional stock appreciation rights (the Additional TEU SAR) were issued to Mr. Sugarman in connection with the closing of an offering of the Company’s 8.00 percent Tangible Equity Units on May 21, 2014. Each Tangible Equity Unit is composed of a prepaid stock purchase contract (each, a Purchase Contract) and a junior subordinated amortizing note issued by the Company. Each Purchase Contract settles based on minimum or maximum settlement rates of shares of voting common stock. Until each Purchase Contract settles and the voting common stock related thereto is issued, each corresponding Additional TEU SAR has a vesting date of May 15, 2017 and no dividend equivalent rights prior to vesting. By its terms, the Additional TEU SAR vests earlier than May 15, 2017 to the extent any Purchase Contracts settle prior to that date. As of December 31, 2016, as a result of early settlement of some of the Purchase Contacts, the Additional TEU SAR vested with respect to 254,197 shares and was forfeited with respect to 37,953 shares. In addition, on January 12, 2017 the Additional TEU SAR vested with respect to an additional 205 shares and was forfeited with respect to 35 additional shares. The Additional TEU SAR that has vested has the same terms and conditions as the Initial SAR. In accordance with the separation agreement entered into with Mr. Sugarman in connection with his resignation on January 23, 2017, the remaining 7,829 of Additional TEU SAR that were unvested as of January 23, 2017 vested in full. For more information about the separation agreement, see Employment Agreements—Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer.

Replacement/Inducement Award as Substitution for the Anti-Dilution Rights in the Initial SAR. In connection with entering into a new employment agreement with the Company on March 24, 2016, Mr. Sugarman agreed to the elimination of the anti-dilution provision of the Initial SAR award with respect to all future stock issuances by the Company, in exchange for the Company’s agreement to grant Mr. Sugarman a one-time performance based restricted stock award having an aggregate grant date fair market value of up to $5 million, subject to the Company’s achievement of certain performance goals prior to the award being granted. See Compensation Discussion and Analysis—Executive Compensation Highlights—Termination of Stock Appreciation Right Anti-Dilution Provision and New Chief Executive Officer Contract for 2016. After the Company’s achievement of the performance goals during the first quarter of 2016, we granted to Mr. Sugarman this one-time restricted stock award having an aggregate grant date fair market value of $5 million, comprised of 251,005 shares. This restricted stock award was originally scheduled to vest in full on April 1, 2017, but with restrictions on transfer through April 1, 2021. As part of Mr. Sugarman’s Employment Separation Agreement and Release, these awards became fully vested and free of restrictions on January 23, 2017. See Employment Agreements—Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer.

Page	84	Annual Proxy Statement	2017

OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding stock options, stock appreciation rights and warrants that were exercised by Named Executive Officers during the year ended December 31, 2016 and restricted stock awards held by the Named Executive Officers that vested during the year ended December 31, 2016.

	Option/SAR Awards/Warrants				Stock Award
Name	Number of Shares Exercised (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Sugarman	—		—		146,953	$2,912,494
Turner	—		—		4,000	$74,650
Boyle	—		—		34,370	$612,575
Grosvenor	—		—		33,494	$585,145
Seabold	340,000	(3)	$2,894,780	(3)	14,062	$292,885
McKinney	—		—		5,022	$87,684

(1)	Amounts do not take into account any shares withheld by the Company to satisfy employee income taxes.

(2)	Represents the value realized upon vesting of a restricted stock award, based on the market value of the shares on the vesting date.

(3)

Reflects the exercise as to the following shares underlying a warrant (53,711; 70,775; and 40,081) to purchase shares of the Company’s non-voting common stock that was originally issued to COR Advisors, LLC for certain consulting services and transferred to Mr. Seabold. Each exercise was done on a cashless basis, and the net number of shares of non-voting common stock issued to Mr. Seabold for these exercises was 164,567. The value realized on exercise is based on the difference between the fair market value per share (as determined pursuant to the terms of the warrant) of the Company’s voting common stock at the time of exercise (for these purposes: $15.1660; $19.4040; and $17.6360, respectively) and the exercise price of the warrant at the time of exercise ($8.90, $8.84, and $8.80 per share, respectively). The warrant does not represent part of Mr. Seabold’s employment compensation for the Company.

Annual Proxy Statement	2017	Page	85

EMPLOYMENT AGREEMENTS

We currently have employment agreements with each of Messrs. Turner, Boyle, Grosvenor and Seabold, and we had employment agreements with Messrs. Sugarman and McKinney prior to their respective resignations. Additionally, Mr. Sugarman entered into a separation agreement at the time of his resignation. The material terms of each of these agreements are summarized below.

Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer. On January 23, 2017, the Company and Steven A. Sugarman, the Company’s Chair, President and Chief Executive Officer, entered into an Employment Separation Agreement and Release (Separation Agreement) pursuant to which Mr. Sugarman resigned from all positions he held with respect to the Company, the Bank and their respective affiliated entities including resigning from the Board of Directors of the Company and the Bank. The Separation Agreement contains mutual general releases of claims arising out of acts or omissions occurring on or before January 23, 2017, with customary exceptions for obligations arising from the Separation Agreement, vested benefits, indemnity rights and matters that cannot be released by private agreement. Mr. Sugarman agreed to cooperate in providing information for operational, financial and other reports relating to the period of his employment and further agreed to remain bound by the clawback and confidentiality provisions of his Amended and Restated Employment Agreement. The Separation Agreement provides for a Standstill Period from January 23, 2017 through July 1, 2018, during which Mr. Sugarman has agreed to limit his ownership of Company shares, his efforts to influence its Board and his efforts to acquire control of the Company.

The cash payments and other benefits provided and owed to Mr. Sugarman under the Separation Agreement, are described in the table below. In addition, a comparison of the Separation Agreement payments and potential payments under Mr. Sugarman’s Amended and Restated Employment Agreement in effect on December 31, 2016 is set forth below under Employment Agreements—Potential Payments Upon Termination of Employment or Change in Control.

Sugarman 2017 Separation Agreement Terms
Cash Payments ($4,250,000 Total)		Acceleration of Equity Awards	Benefits
2016 Year End bonus	Additional Payments
$1,500,000 paid on January 31, 2017.

–   $1,040,000 paid on January 31, 2017;

–   $360,000, payable on July 25, 2017; and

–   $1,350,000, payable in equal installments over a six-month period based on the Company’s regular payroll dates, commencing on July 25, 2017 and continuing through January 25, 2018.

All unvested equity-based awards previously granted to Mr. Sugarman became fully vested and free of restriction and SARs and options will remain exercisable for their original terms.

See Outstanding Equity Awards at December 31, 2016 table for the list of Mr. Sugarman’s outstanding awards.

Three years of medical and dental benefits to Mr. Sugarman and his dependents.

Resignation of Mr. McKinney, the former Chief Financial Officer.

On September 19, 2016, James J. McKinney, the Company’s Chief Financial Officer, submitted formal notice of his resignation, to be effective at a mutually agreeable date on or before November 18, 2016. Mr. McKinney’s effective resignation date was November 11, 2016, and immediately thereafter, all of Mr. McKinney’s unvested awards forfeited in full. As of his resignation date, Mr. McKinney held a vested option to purchase 16,000 shares of voting common stock which, by its terms, was to expire on February 11, 2017 as a result of Mr. McKinney’s resignation. The Compensation Committee extended the expiration date of the option to March 31, 2017.

Page	86	Annual Proxy Statement	2017

EMPLOYMENT AGREEMENTS

Employment Agreements in effect during 2016. Pursuant to their respective employment agreements, Messrs. Turner, Boyle, Grosvenor and Seabold are, and (prior to their resignations) Messrs. Sugarman and McKinney were, each entitled to compensation for their services at an annual base salary at the rate approved by the then-acting Compensation, Nominating and Corporate Governance Committee. Further, as each executive’s annual incentive and target incentive is or was based on a percentage of base salary, the respective incentive amounts will increase or would increase if the executive’s base salary increases. Target incentives are awarded at the discretion of the Compensation Committee. Actual amounts earned may be higher or lower than targeted. For information regarding potential payments to the Named Executive Officers upon termination of employment or change in control, see Employment Agreements—Potential Payments Upon Termination of Employment or Change in Control below.

Employment Agreements During the Year Ended December 31, 2016
Name	Base Salary	Term of Agreement			Bonus		Inducement Award
		Start Date	End Date	Renewal Option	Annual Bonus and Initial Target	Additional Incentive Bonus
Sugarman	$800,000	3/24/2016	4/1/2019	Term may be extended by one year every April 1st, unless notice of non-renewal is provided by the Company.

Eligible for annual bonus, targeted at 100% of base salary. The actual bonus could be higher or lower than the target.

No more than 50% of annual bonus awarded may be paid in the form of equity awards.

						Discretion of the Compensation Committee; no contractual right under the employment agreement.	One-time RSA having a fair market value of $5.0 million, issued in exchange for the elimination of the anti-dilution provision of the Initial SAR and granted only upon the Company’s achievement of certain performance conditions. See Compensation Discussion and Analysis—Long-term Incentives—Inducement Awards.
Turner	$500,000	4/1/2016	4/1/2019	Automatic renewal for a two-year period, unless notice of non-renewal is provided by the Company.	Eligible for annual bonus, targeted at 100% of base salary.	Eligible for an additional incentive, bonus targeted at 100% of the actual annual bonus.	50,000 RSAs, scheduled to vest ratably over a five-year period, subject to continued employment and certain performance-based vesting conditions.
Boyle	$600,000	9/30/2013	4/1/2017	Automatic renewal for a one-year period, unless notice of non-renewal is provided by the Company.	Eligible for annual bonus of up to 100% of base salary, with a target bonus set at 75% of base salary.	Discretion of the Compensation Committee; no contractual right under the employment agreement.	25,000 RSAs and 25,000 stock options, each scheduled to vest ratably over a five-year period, subject to continued employment.
Grosvenor	$500,000	8/22/2012	4/1/2017	Automatic renewal for a one-year period, unless notice of non-renewal is provided by the Company.	Additional or special compensation may be awarded at the discretion of the Compensation Committee.		5,000 RSAs and 75,000 stock options, each scheduled to vest ratably over a three -year period. Each of Mr. Grosvenor’s inducement awards fully vested in August 2015.
Seabold	$750,000	4/1/2015	4/1/2018	Automatic renewal for a two-year period on 4/1/2017 and on each anniversary thereafter, unless notice of non-renewal is provided by the Company.	Eligible for annual bonus, targeted at 100% of base salary. No more than 50% of annual bonus awarded may be paid in the form of equity awards.	Eligible for an additional incentive bonus, targeted at 100% of actual annual bonus. No more than 50% of incentive bonus awarded may be paid in the form of equity awards.	Not applicable.

Annual Proxy Statement	2017	Page	87

EMPLOYMENT AGREEMENTS

Abolishment of Anti-Dilution Provision of Stock Appreciation Rights Granted to Mr. Sugarman. Concurrently with entering into his March 24, 2016 employment agreement, Mr. Sugarman agreed to relinquish his right to the anti-dilution provision under his Initial SAR. In consideration of the elimination of the anti-dilution provision of the Initial SAR award, after the Company’s achievement of certain performance goals during the first quarter of 2016, we granted to Mr. Sugarman a one-time restricted stock award having an aggregate grant date fair market value of $5 million, comprised of 251,005 shares. This restricted stock award was originally scheduled to vest in full on April 1, 2017, but with restrictions on transfer through April 1, 2021. As part of Mr. Sugarman’s Separation Agreement, these awards became fully vested and free of restrictions on January 23, 2017. See Employment Agreements—Resignation of and Separation Agreement with Mr. Sugarman, the former Chair, President and Chief Executive Officer. For more information about the Initial SAR and the inducement award see the 2016 Grants of Plan Based Awards table.

Potential Payments upon Termination of Employment or Change in Control

As discussed above, we have entered into employment agreements with each of our Named Executive Officers. These agreements contain provisions for severance payments and other benefits following certain termination or change in control events. Payment of any such benefits is contingent upon a variety of factors, including the circumstances under which employment is terminated. The following chart summarizes the payments and benefits that each Named Executive Officer would receive in connection with various employment termination scenarios.

Benefits and Payments Upon Termination for Any Reason Other Than for Misconduct (1)
	Severance Payments			Acceleration of Equity- Awards			Benefits	Non-Solicitation Restrictions
Name and Triggering Event	Base Salary Equivalent	Bonus Equivalent	Pro-Rata Bonus (if not already paid)	Inducement Award (Option or RSA)	Other Options/ SARs	Other RSAs
Sugarman
Termination of Employment	X 3	X 3					3 years	24 months
Change in Control	X 3	X 3					3 years	24 months
Turner
Termination of Employment Change in Control	X 1.5	X 1.5					18 months	24 months
	X 2	X 2					24 months	24 months
Boyle
Termination of Employment	Up to X 1							24 months
Change in Control	Up to X 1							24 months
Grosvenor
Termination of Employment	X 2							24 months
Change in Control	X 2							24 months
Seabold
Termination of Employment	X 1.5						18 months	24 months
Change in Control	X 2						24 months	24 months

(1)	Includes normal or early retirement and voluntary or involuntary (other than for misconduct) termination, including termination following a change-in-control.

Page	88	Annual Proxy Statement	2017

EMPLOYMENT AGREEMENTS

The following table shows the approximate value of the payments and benefits that the Named Executive Officers, other than Mr. McKinney (whose resignation as Chief Financial Officer became effective on November 11, 2016), would have been entitled to receive as of December 31, 2016 had their employment been terminated or had a change in control occurred on that date. The table excludes: (i) amounts accrued through December 31, 2016 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and bonus amounts; (ii) vested account balances under the Company’s 401(k) plan; and (iii) already vested equity awards. The table also excludes the effect of any cutback required under the executive’s employment agreement to avoid having any portion of the executive’s payments or benefits being non-deductible by the Company under Section 280G of the Internal Revenue Code and the imposition of an excise tax on the executive under Section 4999 of the Internal Revenue Code. In addition, the amounts in the table below assume: (i) maximum payouts for the performance awards held by Messrs. Turner, Boyle and Grosvenor after termination of employment; and (ii) the employment agreement provisions relating to equity incentive awards are reflected in the respective award agreements. The amounts shown are merely estimates of the amounts that would be paid to each Named Executive Officer upon their termination, each in accordance with their respective employment agreements. The actual amounts to be paid can only be determined at the time of such Named Executive Officer’s termination of employment.

	Severance Payments					Acceleration of Equity-Awards
Name & Triggering Event	Base Salary Multiple		Bonus Equivalent		Pro-Rata Bonus	Inducement Award(1)	All Other Options/ SARs(2)	All Other RSAs(3)	Benefits	TOTAL
Sugarman
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—	—
Involuntary termination without cause/ voluntary termination with good reason	$2,400,000	(3)	$2,400,000	(3)	—	$4,354,937	$58,581	—	$125,676	$9,339,194
After change in control, involuntary termination without cause/voluntary termination with good reason	$2,400,000	(3)	$2,400,000	(3)	—	$4,354,937	$58,581	—	$125,676	$9,339,194
Change in control, but no termination of employment occurs	—		—		—	—	$58,581	—	—	$58,581
Death or Disability	—		—		—	$4,354,937	$58,581	—	$125,676	$4,539,194
Turner
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—	—
Involuntary termination without cause/ voluntary termination with good reason	$750,000	(4)	$900,000	(4)	—	$2,082,000	—	$979,529	$21,906	$4,733,435
After change in control, involuntary termination without cause/voluntary termination with good reason	$1,000,000	(4)	$1,200,000	(4)	—	$2,082,000	—	$979,529	$29,208	$5,290,737
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—	—
Death or Disability	—		—		—	$2,082,000	—	$979,529	$21,906	$3,083,435
Boyle
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—	—
Involuntary termination without cause/ voluntary termination with good reason	$150,000	(5)	—		—	$35,200	—	—	—	$185,200
After change in control, involuntary termination without cause/voluntary termination with good reason	$150,000	(5)	—		—	$35,200	$259,840	$1,058,853	—	$1,503,893
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—	—
Death or Disability	—		—		—	$35,200	$259,840	$1,058,853	—	$1,353,893

Annual Proxy Statement	2017	Page	89

EMPLOYMENT AGREEMENTS

	Severance Payments					Acceleration of Equity-Awards
Name & Triggering Event	Base Salary Multiple		Bonus Equivalent		Pro-Rata Bonus	Inducement Award(1)	All Other Options/ SARs(2)	All Other RSAs(3)	Benefits	TOTAL
Grosvenor
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—	—
Involuntary termination without cause/ voluntary termination with good reason	$1,000,000	(6)	—		—	—	—	—	—	$1,000,000
After change in control, involuntary termination without cause/voluntary termination with good reason	$1,000,000	(6)	—		—	—	$194,880	$398,599	—	$1,593,479
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—	—
Death or Disability	—		—		—	—	$194,880	$398,599	—	$593,479
Seabold
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—	—
Involuntary termination without cause/ voluntary termination with good reason	$1,125,000	(7)	$975,000	(7)	—	—	$170,000	$991,952	$62,838	$3,324,790
After change in control, involuntary termination without cause/voluntary termination with good reason	$1,500,000	(7)	$1,300,000	(7)	—	—	$170,000	$991,952	$83,784	$4,045,736
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—	—
Death or Disability	—		—		—	—	$170,000	$991,952	$62,838	$1,224,790

(1)	For Mr. Boyle the inducement award is an option. For all other officers, the inducement award is an RSA.

(2)

For SARs, the amount shown represents the value of the acceleration of vesting of the unvested portions of the SAR based on the difference between the closing price per share of the Company’s voting common stock on December 30, 2016 of $17.35 and the base price of the respective SAR. For options, the amount shown represents the value of the acceleration of vesting of the unvested portions of the stock option based on the difference between the closing price per share of the Company’s voting common stock on December 31, 2016 of $17.35 and the exercise price per share of the option. For performance options, the acceleration assumes the achievement of the highest level of performance condition. For information about the unvested awards see Outstanding Equity Awards at December 31, 2016 table.

(3)

For restricted stock awards, the amount shown represents the fair market value of the acceleration of vesting of the unvested restricted stock awards held based on the closing price per share of the Company’s voting common stock on December 31, 2016 of $17.35. For performance restricted stock awards, the acceleration of unvested shares assumes the achievement the highest level of performance conditions. For information about the unvested awards see Outstanding Equity Awards at December 31, 2016 table.

(4)

Represents the amount that would be paid to Mr. Sugarman in cash pursuant to his amended and restated employment agreement following the termination of his employment in monthly installments for a period of 24 months. However if the termination had occurred within two years after a change in control that constitutes a change in control event within the meaning of Section 409A of the Internal Revenue Code, of the aggregate cash payments of $4,800,000, $3,717,500 would be paid on the 55th day following the date of termination, and $1,082,500 would be paid in monthly installments over 24 months.

(5)

Represents the amount that would be paid to Mr. Turner pursuant to his amended and restated employment agreement following the termination of his employment in monthly installments for a period of 24 months. For the bonus equivalent, the amount was determined based on Mr. Turner’s 2015 actual year-end cash bonus of $600,000, with 2015 year-end equity incentives being excluded.

(6)

Represents the amount that would be paid to Mr. Boyle in cash pursuant to his employment agreement following the termination of his employment, in monthly installments for the remainder of the agreement term (a period of three months as of December 31, 2016).

(7)	Represents the amount that would be paid to Mr. Grosvenor pursuant to his employment agreement following the termination of his employment, in monthly installments for a period of 24 months.

(8)

Represents the amount that would be paid to Mr. Seabold pursuant to his employment agreement following the termination of his employment in monthly installments for a period of 24 months. For the bonus equivalent, the amount was determined based on Mr. Seabold’s 2015 actual year-end $750,000 aggregate cash bonus, with 2015 year-end equity incentives being excluded.

Page	90	Annual Proxy Statement	2017

EMPLOYMENT AGREEMENTS

Comparison of Amounts Paid to Mr. Sugarman Under the Severance Agreement.

The below chart is a comparison of the amounts that would have been paid to Mr. Sugarman under his employment agreement in effect on December 31, 2016 if he had been terminated without cause as of that date and the amounts that have been paid, or are payable, to him under the Separation Agreement. For more information about the amounts that would be paid under the employment agreement see Employment Agreements—Potential Payments upon Termination of Employment or Change in Control.

Name	Type of Payment or Benefit	Involuntary Termination without Cause / Voluntary Termination With Good Reason as of 12/31/2016	Separation Agreement as of January 23, 2017
Sugarman	Total Cash Payments	$4,800,000	$4,250,000
	Accelerated Vesting of SARs(1)	$ 58,581	$35,700
	Accelerated Vesting of Inducement Award (RSA) (2)	$4,354,937	$3,677,223
	Post-Employment Health Care Benefits	$ 125,676	$125,676

	TOTAL	$9,339,194	$8,088,599

(1)

For SARs, the amount shown represents the value of the acceleration of vesting of the unvested portions of the SAR based on the difference between the closing price per share of the Company’s voting common stock on December 30, 2016 of $17.35 and the base price of the SAR and on January 23, 2017 of $14.65 and the base price of the SAR. As of December 31, 2016 there were 8,069 Additional SAR TEU that could accelerate in vesting and as of January 23, 2017 there were 7,829 Additional SAR TEU that fully accelerated in vesting.

(2)

For the Restricted Stock Award, the amount shown represents the value of the acceleration of vesting of the unvested portions of the RSA of 251,005 underlying shares and the closing price per share of the Company’s voting common stock on December 30, 2016 and January 23, 2017 of $17.35 and $14.65, respectively.

Annual Proxy Statement	2017	Page	91

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Company’s Board of Directors is comprised of the undersigned directors, each of whom is independent as independence is defined for audit committee members under the NYSE Listed Company Manual. The Audit Committee’s responsibilities are defined in a written charter adopted by the Board of Directors.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon, and annually attesting to management’s assessments of the effectiveness of the Company’s internal control over financial reporting. The members of the Audit Committee are responsible to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2016, with management and with KPMG LLP, the Company’s independent registered public accounting firm for 2016. The Audit Committee also has discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 16, Communications with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence as currently in effect, and discussed with KPMG LLP their independence. Based upon the review and discussions described in this report, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Robert D. Sznewajs, Chair

Halle J. Benett, Vice Chair

Jeffrey Karish

Richard J. Lashley

Page	92	Annual Proxy Statement	2017

PROPOSAL II

Proposal II	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

KPMG LLP served as our independent registered public accounting firm for the years ended December 31, 2016 and 2015. Representatives of KPMG LLP have been invited to be present at the Annual Meeting, and it is expected that they will attend. If present, the representatives will have an opportunity to make a statement if they so choose, and will be available to respond to appropriate questions from stockholders.

The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, subject to ratification by the Company’s stockholders at the Annual Meeting. Although stockholder ratification of the appointment of KPMG LLP is not required by our bylaws or otherwise, our Board of Directors is submitting this appointment to stockholders for their ratification at the Annual Meeting as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the appointment of KPMG LLP is ratified by the stockholders at the Annual Meeting, the Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year.

Fees

For the years ended December 31, 2016 and 2015, KPMG LLP provided various audit, audit-related and non-audit services to the Company, as follows:

	Year Ended December 31,
	2016	2015
Audit Fees (1)	$3,841,163	$2,036,320
Audit Related Fees (2)	$84,878	$ 243,700
Tax Fees (3)	$35,163	$ 73,000
All Other Fees	$—	—
TOTAL	$3,961,204	$2,353,020

(1)

For the audits of the Company’s consolidated annual financial statements and internal control over financial reporting and for reviews of the Company’s consolidated interim financial statements included in its Quarterly Reports on Form 10-Q. For 2015 also includes certain reports related to compliance audits.

(2)	For 2016 for services relating to the Company’s tax partnership investment, accounting advisory services and for reimbursement of external legal fees incurred by KPMG, LLP.

(3)	For permissible professional services related to income tax return preparation and compliance.

Pre-Approval of Audit and Non-Audit Services

Pursuant to the terms of its charter, the Audit Committee of the Company’s Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent registered public accounting firm for all audit and permissible non-audit services to be provided by the independent registered public accounting firm and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and Securities and Exchange Commission regulations and consistent with its charter for the engagement of the independent registered public accounting firm to render permissible non-audit services to the Company, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies. During 2016 and 2015, the Audit Committee pre-approved all of the services provided by KPMG LLP. The Audit Committee has considered the provisions of these services by KPMG LLP and has determined that the services are compatible with maintaining KPMG LLP’s independence.

The Board of Directors recommends that stockholders vote “FOR” Proposal II.

Annual Proxy Statement	2017	Page	93

CORPORATE GOVERNANCE PROPOSALS OVERVIEW (PROPOSALS III, IV, V and VI)

As part of its review of the Company’s corporate governance practices, the Board has determined that a number of amendments to the Company’s charter are appropriate to increase the accountability of Board members to the stockholders, and to facilitate stockholder action to amend the Company’s charter and bylaws. These proposed charter amendments include:

◾	declassifying the Board and requiring all directors to stand for election every year;

◾	permitting stockholders to remove directors, with or without cause, by vote of a simple majority of the outstanding shares of our voting common stock;

◾

permitting stockholders to amend the Company’s bylaws by vote of a simple majority of the outstanding shares of our voting common stock (subject to a limited carve-out for amending the bylaw provision on calling special stockholder meetings); and

◾

permitting all provisions of the Company’s charter to be amended with the vote of a simple majority of the outstanding shares of our voting common stock after an amendment has been proposed and declared advisable by the Board (other than a limited number of provisions which the Board may amend without stockholder approval).

These proposals will only take effect if they are approved by our stockholders. The proposals are set forth as Proposals III, IV, V and VI. Proposal IV (pertaining to the removal of directors) is contingent upon the stockholders also approving Proposal III (pertaining to the declassification of the Board). None of the other proposals are contingent upon the approval of any other proposal. We encourage all stockholders to read the more complete descriptions below and to vote in favor of these proposals, which the Board believes will enhance director accountability and stockholder rights.

Page	94	Annual Proxy Statement	2017

PROPOSAL III

Proposal III	APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

The Company’s charter provides that the Company’s Board of Directors is divided into three classes, as nearly equal in number as reasonably possible, with each class having a three-year term. Consequently, at any given annual meeting of stockholders, the Company’s stockholders are able to elect only one class of directors, constituting roughly one-third of the Company’s Board of Directors. As part of its recent efforts to enhance the Company’s corporate governance practices, the Board re-evaluated its classified structure and considered whether the interests of the Company’s stockholders would be better served by having all directors elected annually.

The Board recognizes that a classified structure may offer several advantages, such as promoting board of director continuity and stability, encouraging directors to take a long-term perspective and reducing a company’s vulnerability to coercive takeover tactics. The Board also recognizes, however, that a classified structure may appear to reduce directors’ accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. The Board also believes that implementing annual elections for all directors would support our ongoing and renewed efforts to adopt “best practices” in corporate governance, having noted that many U.S. public companies have eliminated their classified board structures in recent years. The feedback received by the Board from its outreach to the Company’s large stockholders was supportive of eliminating the Board’s classified structure.

After careful consideration of the advantages and disadvantages of maintaining a classified board structure, the Board has determined, upon the recommendation of the Nominating and Governance Committee, that amending Article 8 of the Company’s charter to declassify the Board is advisable and in the best interests of the Company.

Proposed Amendment

Section B of Article 8 of the Company’s charter currently divides the Board into three classes. Each class is elected for a three-year term, with the terms staggered so that approximately one-third of the directors stand for election each year.

If the Company’s stockholders approve the proposed amendment, directors will be elected to one-year terms starting with the 2018 Annual Meeting of Stockholders, but the existing terms of directors elected prior to the 2018 Annual Meeting will not be shortened. Accordingly, directors previously elected to three-year terms by our stockholders, including those directors elected at the 2017 Annual Meeting (whose terms will expire at the 2020 Annual Meeting) will continue to serve until the end of their terms. Beginning with the 2020 Annual Meeting of Stockholders, the entire Board will be elected annually. Section C of Article 8 of the Company’s charter, which addresses the filling of Board vacancies, will also be amended to make corresponding changes.

The Board has also approved amendments to Sections 2.01 and 2.02 of the Company’s bylaws to make corresponding changes, contingent upon stockholder approval and implementation of this amendment to declassify the Board.

The text of the proposed amendments to Sections B and C of Article 8 of the Company’s charter is set forth in Appendix A to this proxy statement. The above description of the proposed amendments is qualified in its entirety by reference to the text of the proposed amendments.

Effectiveness of Amendment

If approved by stockholders at the Meeting, the amendments to Sections B and C of Article 8 of the Company’s charter will become effective upon the filing of articles of amendment to the charter with the Department of Assessments and Taxation of the State of Maryland (Maryland Department).

Vote Required

The affirmative vote of the holders of at least 80 percent of the voting power of the outstanding shares of the Company’s voting common stock (after giving effect to the 10 percent voting limitation in the Company’s charter, as described under Information About the 2017 Annual Meeting of Stockholders—Our Annual Meeting Logistics—Who Can Vote) is required to approve this proposal.

Restated Charter

A vote in favor of this proposal will also be deemed to constitute approval of the filing with the Maryland Department of a complete amended and restated charter reflecting the proposed amendments.

The Board of Directors recommends that stockholders vote “FOR” Proposal III.

Annual Proxy Statement	2017	Page	95

PROPOSAL IV

Proposal IV	APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO ALLOW FOR REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE BY MAJORITY VOTE OF THE STOCKHOLDERS.

The Company’s charter provides that subject to the rights of the holders of any series of preferred stock then outstanding, directors of the Company may be removed only for cause and only by the affirmative vote of the holders of at least 80 percent of the combined voting power of the then outstanding shares of the Company’s stock entitled to vote generally in the election of directors (currently limited to our voting common stock), after giving effect to the 10 percent voting limitation in the Company’s charter (as described under Information About the 2017 Annual Meeting of Stockholders—Our Annual Meeting Logistics—Who Can Vote), voting together as a single class.

The Board believes that allowing stockholders to remove directors with or without cause by a simple majority of the outstanding shares is fundamental to maintaining the accountability of the directors to the Company’s stockholders. The Board is aware that the current provision restricting the right of stockholders to remove directors is tied to the classified Board structure and is intended to maintain the integrity of the classes of directors. As discussed above, the Board is proposing to de-classify the Board. If the declassification proposal is approved by the stockholders, then the Board believes that no further purpose would be served by maintaining restrictions on the right of the stockholders to remove directors by majority vote, with or without cause. The feedback received by the Board from its outreach to the Company’s large stockholders was supportive of allowing directors to be removed without cause by a majority of the outstanding shares.

After careful consideration, the Board has determined, upon the recommendation of the Nominating and Governance Committee, and subject to the approval by the stockholders of Proposal III, that amending Section D of Article 8 of the Company’s charter to allow directors to be removed with or without cause by the holders of a majority of the outstanding shares is advisable and in the best interests of the Company.

The proposed amendment set forth in this Proposal IV will only take effect if Proposal III is also approved by the Company’s stockholders.

Proposed Amendment

As indicated above, Section D of Article 8 of the Company’s charter currently provides that directors of the Company may be removed only for cause and only by the affirmative vote of the holders of at least 80 percent of the combined voting power of the then outstanding shares entitled to vote in the election of directors, after giving effect to the 10 percent voting limitation in the Company’s charter, voting together as a single class.

If the Company’s stockholders approve the proposed amendment, as well as the amendment presented in Proposal III, stockholders will be able to remove directors with or without cause by the affirmative vote of the holders of a majority of the combined voting power of all of the then-outstanding shares of capital stock entitled to vote generally in the election of directors, after giving effect to the 10 percent voting limitation in the Company’s charter, voting together as a single class.

The text of the proposed amendments to Section D of Article 8 of the Company’s charter is set forth in Appendix B to this proxy statement. The above description of the proposed amendments is qualified in its entirety by reference to the text of the proposed amendments.

Effectiveness of Amendment

If this Proposal IV and the declassification proposal set forth in Proposal III are approved by stockholders at the Meeting, the amendment to Section D of Article 8 of the Company’s charter will become effective upon the filing of articles of amendment to the charter with the Maryland Department.

Vote Required

The affirmative vote of the holders of at least 80 percent of the voting power of the outstanding shares of the Company’s voting common stock (after giving effect to the 10 percent voting limitation in the Company’s charter) is required to approve this proposal.

Restated Charter

A vote in favor of this proposal will also be deemed to constitute approval of the filing with the Maryland Department of a complete amended and restated charter reflecting the proposed amendments.

The Board of Directors recommends that stockholders vote “FOR” Proposal IV.

Page	96	Annual Proxy Statement	2017

PROPOSAL V

Proposal V

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO AUTHORIZE AMENDMENT OF THE COMPANY’S BYLAWS BY MAJORITY VOTE OF THE STOCKHOLDERS; PROVIDED THAT, A 2/3RDS VOTE (WHICH IS A REDUCED SUPERMAJORITY REQUIREMENT) WOULD BE REQUIRED TO AMEND THE PROVISION REGARDING THE RIGHT OF STOCKHOLDERS TO CALL SPECIAL MEETINGS.

The Company’s charter provides that the Company’s bylaws may be amended by the Board of Directors or by the stockholders, upon the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors (currently limited to our voting common stock), after giving effect to the 10 percent voting limitation in the Company’s charter (as described under Information About the 2017 Annual Meeting of Stockholders—Our Annual Meeting Logistics—Who Can Vote), voting together as a single class. In January 2017, the Company received a stockholder proposal for inclusion in this proxy statement requesting that the Board of Directors initiate the appropriate process to eliminate the existing supermajority vote requirement for stockholders to amend the bylaws. Although that stockholder proposal was ultimately withdrawn, the Board, as part of its recent efforts to enhance the Company’s corporate governance practices, continued to evaluate the merits of the proposal and recognizes that the elimination of the supermajority vote requirement to amend the bylaws would represent a significant enhancement to the rights of stockholders. The feedback received by the Board from its recent outreach to the Company’s large stockholders was supportive of this change.

The Board has determined, upon the recommendation of the Nominating and Governance Committee, that amending Article 9 of the Company’s charter to eliminate the supermajority vote requirement for stockholders to amend the bylaws, is advisable and in the best interests of the Company. The Board believes, however, that the Company should retain a supermajority requirement for amending the bylaw provision regarding the calling of special meetings of stockholders. Under this bylaw provision, a special meeting of the Company’s stockholders may be called by the President, by the Chief Executive Officer, by the Board of Directors or at the request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. The Board believes that, given the relatively high concentration of Company shares held by a small number of institutional stockholders, the orderly governance of the Company is best served by limiting the ability of a simple majority of stockholders to revise the provision on calling special meetings of the stockholders. The Board is mindful of the importance of stockholder input and has taken a number of actions to facilitate such input. The Board also believes that special meetings can be disruptive to the orderly management of the Company’s affairs and that it is therefore appropriate to retain a super-majority provision governing potential changes to the right to call such meetings. The proposed amendment would, however, reduce that super-majority threshold from 80 percent to 66.67 percent.

Proposed Amendment

As indicated above, Article 9 of the Company’s charter provides that the Company’s bylaws may be amended by the Board of Directors or by the stockholders, upon the affirmative vote of the holders of at least 80 percent of the of the outstanding shares of the Company’s voting common stock, voting together as a single class, after giving effect to the 10 percent voting limitation in the Company’s charter. The proposed amendment would lower this 80 percent stockholder vote threshold to a simple majority of the outstanding shares, with the exception that amending the bylaw provision regarding the calling of special meetings of stockholders would require two-thirds of the outstanding shares.

The text of the proposed amendment to Article 9 of the Company’s charter is set forth in Appendix C to this proxy statement. The above description of the proposed amendment is qualified in its entirety by reference to the text of the proposed amendment.

Effectiveness of Amendment

If approved by stockholders at the Meeting, the amendment to Article 9 of the Company’s charter will become effective upon the filing of articles of amendment to the charter with the Maryland Department.

Vote Required

The affirmative vote of the holders of at least 80 percent of the voting power of the outstanding shares of the Company’s voting common stock (after giving effect to the 10  percent voting limitation in the Company’s charter) is required to approve this proposal.

Restated Charter

A vote in favor of this proposal will also be deemed to constitute approval of the filing with the Maryland Department of a complete amended and restated charter reflecting the proposed amendments.

The Board of Directors recommends that stockholders vote “FOR” Proposal V.

Annual Proxy Statement	2017	Page	97

PROPOSAL VI

Proposal VI	APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO REMOVE ALL SUPERMAJORITY STOCKHOLDER VOTING REQUIREMENTS TO AMEND CERTAIN PROVISIONS OF THE COMPANY’S CHARTER.

The Company’s charter and the Maryland General Corporation Law (MGCL) provide generally that the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on the matter (after giving effect to the 10 percent voting limitation in the Company’s charter, as described under Information About the 2017 Annual Meeting of Stockholders—Our Annual Meeting Logistics—Who Can Vote) is required to amend or repeal any provision of the Company’s charter but in Article 14, the charter further provides that the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (after giving effect to the 10 percent voting limitation in the Company’s charter as described under Information About the 2017 Annual Meeting of Stockholders—Who Can Vote), voting together as a single class, is required to amend or repeal certain provisions, including Article 14 (the Company’s reservation of the right to amend the Company’s charter, including this 80 percent supermajority vote requirement), Article 6.F (restrictions on voting rights of stockholders beneficially owning more than 10 percent of the outstanding shares of the Company’s common stock), Article 6.G (the Company’s opt-out of the MGCL’s control share acquisition statute), Article 8 (provisions relating to directors, including the number and classification of directors, Board vacancies, and the removal of directors), Article 9 (concurrent powers of the Board and stockholders to amend the Company’s bylaws), Article 10 (approval of certain business combinations with greater than 10 percent stockholders) and Article 12 (indemnification of directors and officers).

The Board, as part of its recent efforts to enhance the Company’s corporate governance practices, believes that eliminating the supermajority voting requirement for the amendment of the above-noted provisions of the Company’s charter would enhance stockholders’ rights. The feedback received by the Board from its outreach to the Company’s large stockholders was supportive of eliminating the supermajority voting requirement for amending these provisions of the Company’s charter.

The Board has determined, upon the recommendation of the Nominating and Governance Committee, that amending Article 14 of the Company’s charter to eliminate the supermajority vote requirement for amending the above-noted provisions of the Company’s charter is advisable and in the best interests of the Company.

Proposed Amendment

As indicated above, Article 14 of the Company’s charter provides that amending or repealing certain charter provisions requires the affirmative vote of the holders of at least 80 percent of the voting power of the outstanding shares of the Company’s capital stock (after giving effect to the 10 percent voting limitation in the Company’s charter). The proposed amendment would lower this 80 percent stockholder vote threshold to a simple majority of the outstanding shares (after giving effect to the 10 percent voting limitation in the Company’s charter). As a result, amending all charter provisions (other than those which the Board may, pursuant to the Company’s charter and the MGCL, amend unilaterally without action by the stockholders) will, once an amendment has been proposed and declared advisable by the Board, require a simple majority of the outstanding shares (after giving effect to the 10 percent voting limitation in the Company’s charter).

The text of the proposed amendment to Article 14 of the Company’s charter is set forth in Appendix D to this proxy statement. The above description of the proposed amendment is qualified in its entirety by reference to the text of the proposed amendment.

Effectiveness of Amendment

If approved by stockholders at the Meeting, the amendment to Article 14 of the Company’s charter will become effective upon the filing of articles of amendment to the charter with the Maryland Department.

Vote Required

Approval of this Proposal is required by the affirmative vote of at least 80 percent of the voting power of the outstanding shares of the Company’s voting common stock (after giving effect to the 10 percent voting limitation in the Company’s charter).

Restated Charter

A vote in favor of this proposal will also be deemed to constitute approval of the filing with the Maryland Department of a complete amended and restated charter reflecting the proposed amendments.

The Board of Directors recommends that stockholders vote “FOR” Proposal VI.

Page	98	Annual Proxy Statement	2017

INFORMATION ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Notice and Access (Electronic Proxy)

Under what are commonly referred to as the “e-proxy” or “Notice and Access” rules of the Securities and Exchange Commission, companies may send stockholders a one-page notice that proxy materials are available online instead of mailing a full printed package containing a proxy card, annual report and proxy statement.

The Company is using Notice and Access for the Annual Meeting. As a result, beginning on or about April     , 2017, the Company sent to most of its stockholders a notice of internet availability of its proxy materials. If you receive such a notice, you have the option of (1) accessing the proxy materials, including instructions on how to vote online, or (2) requesting that those materials be sent to you in paper form. The Company may still choose to mail hard copies of proxy materials to all or some stockholders that have not elected to have the Company send hard copies to them.

Copies of Materials

Securities and Exchange Commission rules allow a single copy of the proxy materials to be delivered to multiple stockholders sharing the same address and last name, or who the Company reasonably believes are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

The Company may household its proxy card, notices (including any notice of internet availability of proxy materials), annual report and proxy statement to stockholders of record that share an address. This means that stockholders of record sharing an address may not each receive a separate copy of these materials. The Company also understands that certain brokerage firms, banks, or other similar entities holding the Company’s voting common stock for their customers may household proxy materials. Stockholders sharing an address whose shares of voting common stock are held by such an entity should contact such entity if they now receive: (a) multiple copies of the Company’s proxy materials and wish to receive only one copy of these materials per household in the future; or (b) a single copy of the Company’s proxy materials and wish to receive separate copies of these materials in the future. Additional copies of proxy materials are available upon request by contacting the Company at:

Banc of California, Inc.

c/o Tim Sedabres

Senior Vice President, Investor Relations

3 MacArthur Place

Santa Ana, California, 92707

(855) 361-2262

IR@bancofcal.com

Who Can Vote

The record date for the Meeting is April 13, 2017. Only holders of record of the Company’s voting common stock as of the close of business on that date are entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each share of voting common stock held as of the record date; provided, however, that under Section F of Article 6 of the Company’s charter, no stockholder who beneficially owns more than 10 percent of the shares of voting common stock outstanding as of that date may vote shares held in excess of that amount. At the close of business on the record date, there were 52,144,194 outstanding shares of voting common stock.

Special Voting Instructions for Participants in the Company’s 2013 Omnibus Stock Incentive Plan with Respect to Shares Held by the Company’s Stock Employee Compensation Trust

In August 2016, the Company appointed Evercore Trust Company, N.A., as trustee (the Trustee) of the Banc of California Capital and Liquidity Enhancement Employee Compensation Trust (SECT) which was established by the Company to fund its future employee compensation and benefit obligations. In connection with establishing the SECT, the Company sold 2,500,000 shares of the Company’s voting common stock to the SECT for an aggregate purchase price of $53.6 million, in exchange for a cash amount equal to the aggregate par value of the shares and a promissory note for the balance of the purchase price. The SECT will release the shares over the term of the SECT to satisfy certain compensatory and benefit obligations of the Company under certain stock and other employee benefit plans of the Company and its subsidiaries, as the promissory note is paid down through allocations of available shares as directed by the Company, dividends on the shares received by the SECT or other earnings of the SECT.

Annual Proxy Statement	2017	Page	99

INFORMATION ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

As of April 13, 2017, the SECT beneficially owned 2,500,000 shares of the Company’s voting common stock, which represents approximately 4.79% of the total shares of voting common stock outstanding as of that date. The SECT provides for confidential pass-through voting of the shares of the Company’s voting common stock held by the SECT and requires the Trustee to follow the direction of participants in the Company’s 2013 Omnibus Stock Incentive Plan as to the manner in which such shares are to be voted on each matter presented to the Company’s stockholders. In accordance with the SECT, the Trustee will furnish to each active employee and director with awards outstanding under the 2013 Omnibus Stock Incentive Plan (Participants) as of April 13, 2017, the record date for the Meeting, a copy of the proxy materials received by the Trustee, together with a form requesting confidential instructions as to how the Trustee should vote the shares of voting common stock held by the SECT. In order to exercise these pass-through voting rights, Participants must return their voting instructions to the Trustee by 11:59 P.M. Eastern Time on June 6, 2017.

The Trustee will assign to each Participant a number of shares equal to the product of (x) the total number of shares of voting common stock held by the SECT and (y) a fraction, the numerator of which is the number of shares of voting common stock underlying awards to such Participant that are outstanding under the 2013 Omnibus Plan as of the record date for the Meeting, and the denominator of which is the total number of shares of voting common stock underlying awards to all Participants that are outstanding under the 2013 Omnibus Plan as of the record date for the Meeting. Each share so assigned to each Participant will be voted by the Trustee in accordance with such Participant’s voting instructions. Any shares which remain undirected will be voted for, against or to abstain in the same proportions as the shares for which the Trustee receives instructions to vote.

Voting Shares Held in “Street Name” by a Broker

If your shares are held in “street name” by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to any “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, your shares will be treated as “broker non-votes”. Whether or not an item is discretionary is determined by the exchange rules governing your broker.

Proposal II, the ratification of the appointment of the Company’s independent registered public accounting firm, is expected to be a discretionary item. The remaining proposals are expected to be non-discretionary items. See Information about the 2017 Annual Meeting of Stockholders—How Shares are Treated when no Voting Instructions are Provided.

Number of Shares Required to be Present to Hold the Meeting

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of at least one-third of the shares of voting common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

If a quorum is not present at the scheduled time of the Meeting, the chair of the Meeting or the holders of a majority of the shares of voting common stock entitled to vote who are present, in person or by proxy, may adjourn the Meeting to another date, place or time. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Meeting.

How to Vote Your Shares

1.	You can vote by mail. If you properly complete, sign and return the proxy card, it will be voted in accordance with your instructions.

2.

You can vote by telephone. If you are a registered stockholder, that is, if your shares are held in your own name, you can vote by telephone by following the instructions included on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can vote by telephone.

3.

You can vote via the internet. If you are a registered stockholder, you can vote via the internet by following the instructions included on the proxy card. If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can also vote via the internet.

4.

You can vote in person at the Meeting. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee,

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INFORMATION ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

you will need to obtain a legal proxy from the holder of your shares indicating that you were the beneficial owner of those shares on April 13, 2017, the record date for voting at the Meeting, and that you are authorized to vote such shares. You are encouraged to vote by proxy prior to the Meeting even if you plan to attend the Meeting in person.

Revoking Your Proxy

If you are a registered stockholder, you can revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by:

•	submitting another proxy with a later date;

•	giving written notice of the revocation of your proxy to the Company’s Corporate Secretary prior to the Meeting; or

•	voting in person at the Meeting. Your proxy will not be automatically revoked by your mere attendance at the Meeting; you must actually vote at the Meeting to revoke a prior proxy.

If you hold your shares through a bank, broker or other nominee, you will need to follow the instructions of your bank, broker or other nominee in order to change your vote.

Board of Directors Voting Recommendations

The voting recommendations from the Board of Directors are as follows:

No.	Proposal	Board Vote Recommendation:

I.	Election of the two Class II director nominees named in this proxy statement, each for a term of three years.	FOR each director nominee

II.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	FOR

III.	Approval of an amendment to the Company’s charter to declassify the Board of Directors and provide for the annual election of all directors.	FOR

IV.	Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.	FOR

V.	Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders; provided that, a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders.	FOR

VI.	Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.	FOR

How Shares are Treated when no Voting Instructions are Provided

Registered Stockholders. If you are a registered stockholder and you submit a proxy but do not indicate any voting instructions, your shares will be voted according to the Board of Directors’ recommendations as reflected in the chart above under Information About the 2017 Annual Meeting of Stockholders—Board of Directors Voting Recommendations.

Holders of Shares in “Street” Name. If you hold your shares in “street” name through a broker and do not provide your broker with voting instructions, it is expected that your broker will be able to vote your shares on Proposal II, the ratification of the appointment of the independent registered public accounting firm, but will be unable to vote your shares on any of the other proposals. See Information about the 2017 Annual Meeting of Stockholders—Voting Shares Held in “Street Name” by a Broker.

Annual Proxy Statement	2017	Page	101

INFORMATION ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Other Matters to be Presented

The Board of Directors knows of no other business that will be presented at the Meeting. If any other matter properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

Vote Required for Each Proposal and Treatment and Effect of Abstentions and Broker Votes

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each of the other proposals is as follows:

No.	Proposal	Vote Required	Abstentions	Broker non-votes
I.	Election of the two Class II director nominees named in this proxy statement, each for a term of three years.	For each director, the number of votes cast for the director’s election must exceed the number of votes withheld or cast against the director’s election.	For Proposals I and II, do abstentions count as votes cast? No.	For Proposals I and II, do broker non-votes count as votes cast? No.

II.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	Affirmative vote of a majority of the votes cast.	What is the effect? An abstention will have no effect on a director’s election and no effect on Proposal II.	What is the effect? A broker non-vote will have no effect on a director’s election and no effect on Proposal II.

III.	Approval of an amendment to the Company’s charter to declassify the Board of Directors and provide for the annual election of all directors.	Affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote.	For Proposals III, IV, V or VI, do abstentions count as votes cast? No.	For Proposals III, IV, VI or VI, do broker non-votes count as votes cast? No.

IV.	Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.	Affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote.	What is the effect? An abstention will have the effect of a vote AGAINST the respective Proposal III, IV, V and VI.	What is the effect? A broker non-vote will have the effect of a vote AGAINST the respective Proposal III, IV, V and VI.

V.

Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders; provided that, a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the provision regarding the calling of special meetings of stockholders.

Affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote.

VI.	Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.	Affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote.

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INFORMATION ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

If you abstain from any proposal, your shares will still be included for purposes of determining whether a quorum is present. Shares treated as broker non-votes on one or more items also will be included for purposes of calculating the presence of a quorum.

The approval of Proposal IV is contingent upon the approval of Proposal III. None of the other proposals are contingent upon the approval of any other proposal.

Actions Required if any Director Nominee Does not Receive Required Majority Vote

If a nominee for director who is an incumbent director (which includes each nominee named in this proxy statement) is not elected by a majority of the votes cast at the Meeting, then the Company’s bylaws provide that the following sequence of events shall occur:

•	the director shall promptly tender his resignation to the Board of Directors;

•

the Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken; and

•

the Board of Directors shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results.

The Nominating and Corporate Governance Committee, in making its recommendation, and the Board of Directors, in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation may not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation.

If an incumbent director’s resignation is not accepted by the Board of Directors and/or the director is re-appointed by the Board, the director will continue to serve until his or her successor is duly elected or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy or eliminate the vacancy by reducing the size of the Board.

Inspector of Election

The Board of Directors has appointed Computershare to act as Inspector of Election at the Annual Meeting to tabulate the votes cast.

Proxy Solicitor and Proxy Solicitation Costs

We will pay the costs of soliciting proxies. We have retained D.F. King & Co. to assist with the Annual Meeting, including the distribution of proxy materials and solicitation of votes, for a fee of $8,500, plus reimbursement of expenses to be paid by us.

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s voting common stock. In addition, our directors, officers or employees may solicit proxies for us in person or by telephone, facsimile, internet or other electronic means for which they will not receive any compensation other than their regular compensation as directors, officers and employees.

Director Nominees Unable to Stand for Election

If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute director nominee. If a substitute director nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute director nominee unless you have withheld authority to vote for the director nominee replaced.

Annual Proxy Statement	2017	Page	103

ADDITIONAL INFORMATION

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

Stockholder Proposals for the Annual Meeting to be Held in 2018

If you intend to present a stockholder proposal at next year’s Annual Meeting, your proposal must be received by the Company at its executive offices, located at 3 MacArthur Boulevard, Santa Ana, California 92707, no later than December 29, 2017 to be eligible for inclusion in the Company’s proxy statement and form of proxy for that Meeting, provided that the date for next year’s annual meeting is changed by more than 30 days from the date of the Annual Meeting, then such proposal must be received by the Company at its executive officers a reasonable time before the Company begins to print and send its proxy materials for next year’s annual meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company’s charter and bylaws and Maryland law.

The Company’s bylaws contain additional notification requirements for stockholder proposals, regardless of whether they are submitted for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for presentation at next year’s annual meeting, written notice of the proposal containing the information set forth in Section 1.09 of the Company’s bylaws must be received by the Company no later than March 11, 2018 and no earlier than February 9, 2018. If, however, the date of the next annual meeting is before May 10, 2018 or after August 8, 2018, notice of the stockholder proposal must be delivered no earlier than the 180th day prior to the date of the next annual meeting and not later than the close of business on the later of the 150th day prior to the day of the meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made.

Page	104	Annual Proxy Statement	2017

APPENDIXES

Appendix A	DECLASSIFICATION OF BOARD CHARTER AMENDMENT

If stockholders approve Proposal III, the text of the Company’s charter will be amended as follows:

FIRST:	The charter of the Company is hereby amended by deleting the existing Sections B and C of Article 8 in their entireties and inserting new Sections B and C of Article 8 to read as follows:

“ARTICLE 8.

B.    Number, Class and Terms of Directors; Cumulative Voting. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board. Upon the effective date of this Section 8.B., the directors elected prior to the 2018 annual meeting of stockholders, other than those who may be elected by the holders of any class or series of Preferred Stock, shall continue to be, and are, divided into three classes, as nearly equal in number as reasonably possible, with the term of office of one class of directors to expire at the conclusion of the 2019 annual meeting of stockholders, the term of office of one class of directors to expire at the conclusion of the 2020 annual meeting of stockholders and the term of office of one class of directors to expire at the conclusion of the 2018 annual meeting of stockholders and shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified. Directors elected at each annual meeting of stockholders commencing with the 2018 annual meeting of stockholders shall be elected for a term of office of one year expiring at the conclusion of the next annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. Pursuant to such procedures, effective as of the conclusion of the 2020 annual meeting of stockholders, the Board of Directors will no longer be classified and directors shall no longer be divided into three classes. Stockholders shall not be permitted to cumulate their votes in the election of directors.

C.    Vacancies. Subject to the right of the holders of any series of Preferred Stock then outstanding, and except as otherwise provided in the Bylaws of the Corporation, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum. By virtue of the Corporation’s election made hereby to be subject to Section 3-804(c)(3) of the MCGL, any director so chosen to fill a vacancy shall hold office (a) if appointed prior to the 2020 annual meeting of stockholders, for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified or (b) if appointed at or following the 2020 annual meeting of stockholders, for a term expiring at the next annual meeting of stockholders, and in each case shall serve until a successor is elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

Appendix B	DIRECTOR REMOVAL CHARTER AMENDMENT

If stockholders approve Proposal IV and Proposal III, the text of the Company’s charter will be amended as follows:

FIRST:	The charter of the Company is hereby amended by deleting the existing Sections B and C of Article 8 in their entireties and inserting new Section D of Article 8 to read as follows:

“D.    Removal. Subject to the right of the holders of any series of Preferred Stock then outstanding, any and all directors may be removed from office with or without cause at any time by the affirmative vote of the holders of a majority of the combined voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 6 hereof) voting together as a single class.”

Annual Proxy Statement	2017	Page	105

APPENDIXES

Appendix C	CHARTER AMENDMENT TO AUTHORIZE BYLAW AMENDMENTS BY STOCKHOLDER MAJORITY VOTE

If stockholders approve Proposal V, the text of the Company’s charter will be amended as follows:

FIRST:	The charter of the Company is hereby amended by replacing the last sentence of Article 9 with the following:

“In addition to any vote of the holders of any class or series of stock of this Corporation required by law or by the Charter, the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 6 hereof), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation; provided, however, that the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 6 hereof), voting together as a single class, shall be required to adopt, amend or repeal Section 1.02 (Special Meetings) (or any successor provision) of the Bylaws of the Corporation.”

Appendix D	CHARTER AMENDMENT TO REMOVE SUPERMAJORITY VOTING REQUIREMENT TO AMEND THE CHARTER

If stockholders approve Proposal VI, the text of the Company’s charter will be amended as follows:

FIRST:	The charter of the Company is s hereby amended by deleting the existing Article 14 in its entirety and inserting new Article 14 to read as follows:

“ARTICLE 14. Amendment of the Charter. The Corporation reserves the right to amend or repeal any provision contained in the Charter in the manner prescribed by the MGCL, including any amendment altering the terms of contract rights, as expressly set forth in the Charter, of any of the Corporation’s outstanding stock by classification, reclassification or otherwise, and all rights conferred upon stockholders are granted subject to this reservation.”

Page	106	Annual Proxy Statement	2017

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 3:00 A.M., Pacific Time, on June 9, 2017.
Vote by Internet
• Go to www.investorvote.com/BANC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all director nominees under Proposal I and FOR Proposals II, III, IV, V and VI.

I. Election of Directors, each for a term of three years: 01 - Halle J. Benett	For ☐	Against ☐	Abstain ☐	02 - Robert D. Sznewajs	For ☐	Against ☐	Abstain ☐	+

	For	Against	Abstain		For	Against	Abstain
II. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

V.   Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders; provided that, a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders.

					☐	☐	☐
III. Approval of an amendment to the Company’s charter to de-classify the Board of Directors and provide for the annual election of all directors.	☐	☐	☐	VI. Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.	☐	☐	☐
IV. Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Banc of California, Inc.

2017 Annual Meeting of Stockholders

Friday, June 9, 2017, 8:00 A.M. Pacific Time

Banc of California, Inc. Headquarters

3 MacArthur Place, Santa Ana, California

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Banc of California, Inc.

2017 Annual Meeting of Stockholders

3 MacArthur Place, Santa Ana, California 92707

Proxy Solicited by the Board of Directors for the Annual Meeting — June 9, 2017

The undersigned hereby appoints the members of the Board of Directors of Banc of California, Inc. (the Company), and their survivors, with full power of substitution, and authorizes them to represent and vote, as directed on the reverse side, all shares of the voting common stock, par value $0.01 per share, of the Company held of record by the undersigned as of the close of business on April 13, 2017, at the Company’s 2017 Annual Meeting of Stockholders (the Annual Meeting) to be held on June 9, 2017 at 8:00 A.M. Pacific Time, at Banc of California Headquarters, located at 3 MacArthur Place, Santa Ana, California, and at any and all adjournments or postponements thereof.

The Board of Directors recommends a vote FOR the election of all nominees under Proposal I and FOR Proposals II, III, IV, V and VI.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL I AND “FOR” PROPOSALS II, III, IV, V AND VI. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the reverse side)